UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

Baron New Asia Fund

Baron Technology Fund

June 30, 2023

Baron Funds®

Baron Select Funds

Semi-Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund (the Funds) for the six months ended June 30, 2023. The U.S. Securities and Exchange Commission (the SEC) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer August 28, 2023	Linda S. Martinson Chairman, President and Chief Operating Officer August 28, 2023	Peggy Wong Chief Financial Officer August 28, 2023

This Semi-Annual Financial Report is for the Baron Select Funds, which currently has 12 series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron WealthBuilder Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at baronfunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at baronfunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete Portfolios of Investments with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at sec.gov. Portfolios of Investments current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (BAMCO or the Adviser) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to baronfunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	42.40%	25.23%	31.16%	26.89%	21.15%	15.27%
Baron Partners Fund — Institutional Shares[1,2,3,4]	42.59%	25.56%	31.50%	27.23%	21.46%	15.40%
Baron Partners Fund — R6 Shares[1,2,3,4]	42.58%	25.55%	31.50%	27.22%	21.46%	15.40%
Russell Midcap Growth Index[1]	15.94%	23.13%	7.63%	9.71%	11.53%	9.79%
S&P 500 Index[1]	16.89%	19.59%	14.60%	12.31%	12.86%	10.06%

*	Not Annualized.

[1]

The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell Midcap® Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2023 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Total Investments*
Tesla, Inc.	40.5%
CoStar Group, Inc.	8.3%
Space Exploration Technologies Corp.	8.3%
Arch Capital Group Ltd.	6.2%
IDEXX Laboratories, Inc.	5.1%
Hyatt Hotels Corporation	4.9%
The Charles Schwab Corp.	3.8%
FactSet Research Systems Inc.	3.7%
Vail Resorts, Inc.	3.5%
Iridium Communications Inc.	3.2%

87.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron Partners Fund1 increased 42.40%, outperforming the Russell Midcap Growth Index, which returned 15.94%.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of June 30, 2023, 46.0% of the Fund’s net assets were invested in Tesla, Inc. stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

U.S. equities rallied during the period, supported by easing inflation, a first-time pause in the Federal Reserve’s prolonged interest rate hike campaign, Congress’ successful avoidance of the debt ceiling cliff, earnings optimism, and economic releases bolstering the “soft landing” narrative. One notable aspect of the recovery was narrow market leadership. Seven mega-cap technology companies accounted for much of the recent gains in the major market indexes, driven by excitement surrounding their potential ability to gain from widespread adoption of artificial intelligence (AI).

Consumer Discretionary, Industrials, and Health Care were the top contributors. Financials and Real Estate detracted slightly.

The top contributor was electric vehicle (EV) company Tesla. We believe investors were encouraged by the recent stability in Tesla’s vehicle pricing following price reductions along with reports suggesting potential record vehicle deliveries. The company also announced that Model 3 and Y were eligible for U.S. tax credits, while China extended its EV tax benefits. The adoption of Tesla’s charging solutions by several competitors opened additional revenue opportunities. Finally, Tesla’s AI investments should benefit from recent advancements in the space.

The top detractor was online brokerage firm The Charles Schwab Corp. Shares fell sharply following the March bankruptcy of Silicon Valley Bank (SVB) and the resulting weakness in regional banks. Despite running a much different business than SVB, Schwab faced deposit pressure through cash sorting in the wake of the collapse. We retain long-term conviction. Shares have since partially recovered. We are encouraged by Schwab’s exceptional client loyalty, robust organic growth, and industry-leading operating expense per client assets.

We invest for the long term in businesses we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Focused Growth Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	22.75%	19.65%	25.71%	22.49%	16.51%	13.30%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	22.90%	19.95%	26.04%	22.80%	16.81%	13.45%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	22.92%	19.97%	26.05%	22.81%	16.82%	13.45%
Russell 2500 Growth Index[1]	13.38%	18.58%	6.56%	7.00%	10.38%	8.00%
S&P 500 Index[1]	16.89%	19.59%	14.60%	12.31%	12.86%	9.26%

*	Not Annualized.

[1]

The Russell 2500™ Growth Index measures the performance of small to medium-sized companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely the performance of small to medium-sized U.S. companies that held large cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell 2500™ Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2023 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
Tesla, Inc.	14.8%
Space Exploration Technologies Corp.	8.7%
Arch Capital Group Ltd.	6.2%
Hyatt Hotels Corporation	5.3%
CoStar Group, Inc.	4.7%
Vail Resorts, Inc.	4.4%
FactSet Research Systems Inc.	4.2%
MSCI Inc.	3.7%
Iridium Communications Inc.	3.6%
Guidewire Software, Inc.	3.5%

59.2%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron Focused Growth Fund1 increased 22.75%, outperforming the Russell 2500 Growth Index, which increased 13.38%.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized and have exceptional management, significant growth potential, and durable barriers to competition. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of June 30, 2023, 14.8% of the Fund’s net assets were invested in Tesla, Inc. stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

U.S. equities rallied during the period, supported by easing inflation, a first-time pause in the Federal Reserve’s prolonged interest rate hike campaign, Congress’ successful avoidance of the debt ceiling cliff, earnings optimism, and economic releases bolstering the “soft landing” narrative. One notable aspect of the recovery was the narrow market leadership. Seven mega-cap technology companies accounted for much of the recent gains in the major market indexes, driven by excitement surrounding their potential ability to benefit from widespread adoption of artificial intelligence (AI).

Consumer Discretionary, Industrials, and Information Technology were the top contributors. Real Estate detracted.

The top contributor was electric vehicle (EV) company Tesla. We believe investors were encouraged by the recent stability in Tesla’s vehicle pricing following price reductions along with reports suggesting potential record vehicle deliveries. The company also announced that Model 3 and Y were eligible for U.S. tax credits, while China extended its EV tax benefits. The adoption of Tesla’s charging solutions by several competitors opened additional revenue opportunities. Finally, Tesla’s AI investments should benefit from recent advancements in the space.

Life sciences REIT Alexandria Real Estate Equities, Inc. was the top detractor due to investor concerns that rent growth may slow in Alexandria’s markets on declining demand combined with an increase in new buildings with vacancies coming online. We expect Alexandria’s portfolio to outperform the broader life sciences market given its differentiated cluster model and captive tenant base. We remain excited about Alexandria’s long-term prospects and view the current valuation as attractive.

We invest for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron International Growth Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2008)^
Baron International Growth Fund — Retail Shares[1,2]	7.18%	8.83%	3.39%	3.41%	6.68%	8.97%
Baron International Growth Fund — Institutional Shares[1,2,3]	7.33%	9.08%	3.65%	3.66%	6.95%	9.24%
Baron International Growth Fund — R6 Shares[1,2,3]	7.33%	9.08%	3.64%	3.65%	6.95%	9.24%
MSCI ACWI ex USA Index[1]	9.47%	12.72%	7.22%	3.52%	4.75%	6.58%
MSCI ACWI ex USA IMI Growth Index[1]	10.27%	12.90%	4.12%	3.83%	5.65%	7.51%

*	Not Annualized.

†

The Fund’s 5-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 2, 2009.

[1]

The MSCI ACWI ex USA Index Net (USD) is designed to measure the equity market performance of large and mid cap securities across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. The MSCI ACWI ex USA IMI Growth Index Net (USD) is designed to measure the performance of large, mid and small cap growth securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2023 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
Linde plc	2.5%
Meyer Burger Technology AG	2.5%
argenx SE	2.2%
AMG Critical Materials N.V.	2.2%
AstraZeneca PLC	2.2%
eDreams ODIGEO SA	2.1%
Keyence Corporation	2.1%
Arch Capital Group Ltd.	2.1%
Industria de Diseno Textil, S.A.	2.0%
Taiwan Semiconductor Manufacturing Company Limited	2.0%

21.9%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron International Growth Fund1 increased 7.18%, underperforming the MSCI ACWI ex USA Index, which gained 9.47%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among developed and developing countries throughout the world, although total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

International equities gained in the period. European equities advanced despite continued geopolitical challenges and a narrowly averted regional banking crisis. Japan emerged as a potential market leader as enhanced corporate governance and investor activism sparked improved returns on capital. China’s post-reopening recovery remained subdued, although we expect the recovery to accelerate as conditions normalize. Indian and Brazilian equities returned to leadership, a sign of rising market confidence that several central banks may be on the cusp of a rate cutting cycle — regardless of Federal Reserve action. We believe this unusual circumstance can be attributed to the scale of U.S. COVID-related stimulus and resulting inflation compared to a more constrained response elsewhere.

Spain, Japan, and Korea contributed the most. The top detractors were the U.K., China, and Germany.

Consumer Discretionary, Financials, and Information Technology contributed the most. Energy detracted slightly.

The top contributor was Japanese semiconductor company Renesas Electronics Corporation, driven by resilient revenue growth and margins despite an industry-wide cyclical slowdown. As a global leader in microcontrollers, analog, and power devices, we believe Renesas will be a major beneficiary of the secular growth of semiconductor content in automotive, industrial, data center, and IoT applications.

Software company WANdisco plc was the top detractor. On March 9, WANdisco unexpectedly disclosed “potentially fraudulent irregularities” in purchase orders, related revenue, and bookings allegedly involving a rogue senior sales employee and asked for shares to be suspended from trading. Pending further information and given that the company has temporarily suspended confidence in recently reported revenues and guidance, we marked down shares significantly.

With international equities trading near a 30-year valuation low relative to the U.S. and an improving relative economic and earnings outlook for the region, we think international equities may be poised for outperformance. Longer term, we believe international equities will benefit from the investment needed to fund deglobalization, supply-chain diversification, sustainability, and energy, commodity, and agricultural security. Further, we believe the 14-year U.S. dollar bull market is close to an end. As always, we are confident we have invested in well-positioned and well-managed companies with substantial long-term return potential.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2009)^
Baron Real Estate Fund — Retail Shares[1,2]	14.86%	15.89%	12.06%	11.38%	10.53%	13.31%
Baron Real Estate Fund — Institutional Shares[1,2]	15.00%	16.21%	12.35%	11.67%	10.82%	13.60%
Baron Real Estate Fund — R6 Shares[1,2,3]	15.00%	16.21%	12.35%	11.67%	10.82%	13.61%
MSCI USA IMI Extended Real Estate Index[1]	12.11%	15.79%	11.90%	7.30%	8.86%	10.73%
MSCI US REIT Index[1]	4.78%	(1.38)%	7.67%	3.34%	5.10%	7.82%

*	Not Annualized.

^	Commencement of investment operations was January 4, 2010.

[1]

The MSCI USA IMI Extended Real Estate Index Net (USD) is an unmanaged custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classified securities. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index Net (USD) is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2023 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
Toll Brothers, Inc.	8.4%
Brookfield Corporation	6.3%
Prologis, Inc.	5.4%
CoStar Group, Inc.	4.8%
Lennar Corporation	4.6%
Equinix, Inc.	4.4%
D.R. Horton, Inc.	3.5%
Wynn Resorts, Limited	3.4%
MGM Resorts International	3.4%
Blackstone Inc.	3.2%

47.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron Real Estate Fund1 increased 14.86%, outperforming the MSCI USA IMI Extended Real Estate Index, which returned 12.11%.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships, data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

U.S. equities rallied in the period, supported by easing inflation, a first-time pause in the Federal Reserve’s prolonged interest rate hike campaign, Congress’ successful avoidance of the debt ceiling cliff, earnings optimism, and economic releases bolstering the “soft landing” narrative. While the performance of REITs was more subdued given continued higher interest rates, the Fund’s benchmark was more in line with the overall market, as this index includes many non-REIT real estate-related companies.

Homebuilders & land developers, building products/services, and REITs were the top contributors. There were no significant category detractors.

Homebuilder Toll Brothers, Inc. was the top contributor on reports of improving business fundamentals, as demand for U.S. housing has remained robust and higher than consensus. New single-family home construction activity remains below the levels needed to meet demand following a decade of under-building. Toll Brothers is well positioned, in our view, to benefit from housing growth through its sizable land bank, healthy balance sheet, and market share gains against smaller players.

Jones Lang LaSalle Incorporated, a leading commercial real estate services provider, was the top detractor. Shares fell after the failures of several regional banks raised concerns that lending conditions would tighten and commercial real estate transaction activity would slow, both of which would negatively impact several of Jones Lang’s business lines. We take reassurance in Jones Lang’s healthy balance sheet and inexpensive valuation.

We think 2023 may emerge as a mirror image of 2022 in that many of last year’s headwinds reverse course and become tailwinds. Many real estate companies offer compelling return prospects that, in some cases, may include a trifecta combination of growth, dividends, and an improved valuation.

We believe we have assembled a portfolio of best-in-class competitively advantaged companies with compelling long-term growth and share price appreciation potential. We continue to believe the benefits of our broader and more flexible approach, which allows us to invest in both REITs and non-REIT real estate-related companies, will shine even brighter in the years ahead in part due to the new and evolving real estate landscape.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND† (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2010)^
Baron Emerging Markets Fund — Retail Shares[1,2]	6.40%	2.38%	0.11%	0.09%	3.42%	2.92%
Baron Emerging Markets Fund — Institutional Shares[1,2]	6.60%	2.66%	0.34%	0.34%	3.68%	3.18%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	6.59%	2.66%	0.37%	0.34%	3.69%	3.19%
MSCI EM Index[1]	4.89%	1.75%	2.32%	0.93%	2.95%	1.24%
MSCI EM IMI Growth Index[1]	4.50%	1.24%	0.17%	1.07%	3.82%	2.18%

*	Not Annualized.

†

The Fund’s 3- and 5-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 3, 2011.

[1]

The MSCI EM (Emerging Markets) Index Net (USD) is designed to measure equity market performance of large and mid-cap securities across 24 Emerging Markets countries. The MSCI EM (Emerging Markets) IMI Growth Index Net (USD) is a free float-adjusted market capitalization index designed to measure equity market performance of large, mid and small-cap securities exhibiting overall growth characteristics across 24 Emerging Markets countries. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2033 unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2023 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
Taiwan Semiconductor Manufacturing Company Limited	6.0%
Samsung Electronics Co., Ltd.	4.7%
Tencent Holdings Limited	3.8%
Alibaba Group Holding Limited	3.7%
HD Korea Shipbuilding & Offshore Engineering Co., Ltd.	2.4%
Bajaj Finance Limited	2.2%
HDFC Bank Limited	2.2%
Suzano S.A.	1.9%
Delta Electronics, Inc.	1.9%
PT Bank Rakyat Indonesia (Persero) Tbk	1.8%

30.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron Emerging Markets Fund1 increased 6.40%, outperforming the MSCI EM Index, which increased 4.89%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size with their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While emerging markets (EM) equities gained in the period, they lagged their developed market counterparts. China’s post-COVID reopening recovery remained subdued. We expect the recovery to accelerate as conditions normalize and President Xi’s new team pushes for an economic rebound. Indian equities returned to leadership, as the economic and earnings expansion in the country continued. Brazil also saw significant gains, and we view the recent strength in India and Brazil as a manifestation of rising confidence that several EM central banks are on the cusp of a rate cutting cycle — regardless of Federal Reserve action. We believe this unusual circumstance can be attributed to the scale of U.S. COVID-related stimulus and resulting inflation compared to a more constrained response elsewhere.

On a country basis, Taiwan, Korea, and India were the top contributors. China, Hong Kong, and Italy detracted the most.

Financials, Information Technology, and Industrials contributed the most. Consumer Discretionary, Health Care, and Energy detracted the most.

Taiwan Semiconductor Manufacturing Company Limited was the top contributor. Shares of this semiconductor company rose on easing geopolitical concerns and expectations for end-demand recovery. We believe Taiwan Semi’s technological leadership, pricing power, and exposure to secular growth markets, including high-performance computing, artificial intelligence (AI), automotive, 5G, and IoT, will allow the company to sustain strong earnings growth over the next several years.

Think & Learn Private Limited, the parent entity of “Byju’s — the Learning App,” was the top detractor as COVID-related tailwinds that benefited online/digital education slowed. In addition, Byju’s announced that Deloitte had resigned as its auditor along with three investor-appointed Directors. These material adverse events required us to adjust down our stake’s fair market value. While disappointed, we believe that, as India’s largest education technology player, the company will benefit from structural growth in online education services in the country.

With EM near a 30-year valuation low relative to the U.S. and an improving relative economic and earnings outlook, we think EM equities are poised for outperformance. Longer term, we believe EM will benefit from the investment needed to fund deglobalization, supply-chain diversification, sustainability, and energy, commodity, and agricultural security; India’s productivity initiatives; and China’s pivot to value-added economic activity. Further, we believe the 14-year U.S. dollar bull market is near an end. As always, we are confident we have invested in well-positioned and well-managed companies with substantial long-term return potential.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INDEX AND THE MSCI ACWI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	16.28%	7.63%	(9.17)%	4.59%	10.58%	10.05%
Baron Global Advantage Fund — Institutional Shares[1,2]	16.43%	7.91%	(8.94)%	4.86%	10.83%	10.30%
Baron Global Advantage Fund — R6 Shares[1,2,3]	16.46%	7.91%	(8.94)%	4.87%	10.84%	10.30%
MSCI ACWI Index[1]	13.93%	16.53%	10.99%	8.10%	8.75%	8.85%
MSCI ACWI Growth Index[1]	24.25%	23.05%	9.57%	10.45%	11.00%	10.67%

*	Not Annualized.

†

The Fund’s, 3-, 5-, and 10-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The MSCI ACWI Index Net is designed to measure the equity market performance of large and midcap securities across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The MSCI ACWI Growth Index Net is designed to measure the equity market performance of large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

June 30, 2023 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
NVIDIA Corporation	7.8%
MercadoLibre, Inc.	7.1%
Shopify Inc.	5.9%
Snowflake Inc.	5.3%
Bajaj Finance Limited	4.6%
CrowdStrike Holdings, Inc.	4.4%
Endava plc	4.3%
Tesla, Inc.	4.2%
Coupang, Inc.	3.8%
Adyen N.V.	3.5%

51.0%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron Global Advantage Fund1 increased 16.28%, outperforming the MSCI ACWI Index, which increased 13.93%.

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities of companies throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index. At all times, the Fund will have investments in equity securities of companies in at least three countries outside the U.S. Under normal conditions, at least 40% of net assets will be invested in stocks of companies outside the U.S. (at least 30% if non-U.S. market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, durable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The U.S., Canada, and Argentina contributed the most. The U.K., India, and China detracted the most.

Information Technology, Consumer Discretionary, and Health Care contributed the most. Communication Services detracted.

Semiconductor company NVIDIA Corporation was the top contributor. Shares nearly tripled in the period after NVIDIA reported a meaningful acceleration in demand for its data center GPUs, which drove a material beat in guidance with revenues projected to increase from $7.2 billion to $11 billion sequentially. This unprecedented acceleration is driven by growing demand due to the rise in generative artificial intelligence (AI). We believe NVIDIA’s end-to-end AI platform and the ecosystem it has cultivated over the last 15 years will benefit the company for years to come.

Think & Learn Private Limited, the parent entity of “Byju’s — the Learning App,” was the top detractor as COVID-related tailwinds that benefited online/digital education slowed. In addition, Byju’s announced that Deloitte had resigned as its auditor along with three investor-appointed Directors. These material adverse events required us to adjust down our stake’s fair market value. While disappointed, we believe that, as India’s largest education technology player, the company will benefit from structural growth in online education services in the country.

Every day we live and invest in an uncertain world. The constant challenges we face are real and serious, with clearly uncertain outcomes. History would suggest that most will prove passing or manageable. The business of capital allocation (or investing) is the business of taking risk, managing the uncertainty, and taking advantage of the long-term opportunities that those risks and uncertainties create. We are optimistic about the long-term prospects of the companies in which we are invested and continue to search for new ideas and investment opportunities while remaining patient and investing only when we believe the target companies are trading at attractive prices relative to their intrinsic values.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Five Years	Since Inception December 29, 2017)^
Baron Real Estate Income Fund — Retail Shares[1,2]	8.02%	(1.19)%	7.73%	8.39%	7.55%
Baron Real Estate Income Fund — Institutional Shares[1,2]	8.19%	(0.94)%	8.05%	8.63%	7.79%
Baron Real Estate Income Fund — R6 Shares[1,2]	8.12%	(1.01)%	8.05%	8.60%	7.78%
MSCI US REIT Index[1]	4.78%	(1.38)%	7.67%	3.34%	3.13%

*	Not Annualized.

^	Commencement of investment operations was January 2, 2018.

[1]

The MSCI US REIT Index Net (USD) is an unmanaged free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The index and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The index is unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2023 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
Prologis, Inc.	9.9%
Equinix, Inc.	8.9%
Welltower Inc.	6.5%
Digital Realty Trust, Inc.	6.2%
Invitation Homes, Inc.	5.5%
AvalonBay Communities, Inc.	5.0%
American Homes 4 Rent	4.5%
Rexford Industrial Realty, Inc.	3.8%
Brookfield Corporation	3.7%
Toll Brothers, Inc.	3.5%

57.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron Real Estate Income Fund1 increased 8.02%, outperforming the MSCI US REIT Index, which increased 4.78%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (REITs). REITs pool money to invest in properties (equity REITs) or mortgages (mortgage REITs), and their revenue primarily consists of rent derived from owned, income-producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

U.S. equities rallied in the period, supported by easing inflation, a pause in the Federal Reserve’s interest rate hike campaign, Congress’ successful avoidance of the debt ceiling cliff, earnings optimism, and economic releases bolstering the “soft landing” narrative. REITs, however, lagged the overall market on continued higher interest rates, which raise the cost of the debt many REITs use to fund acquisitions and development projects while prompting income-oriented investors to rotate money from REITs into fixed income instruments.

Industrial REITs, non-REIT real estate companies, and data center REITs were the top contributors. Hotel REITs and other REITs detracted slightly.

Data center REIT Equinix, Inc. was the top contributor. Shares increased on results that beat consensus, including a robust multi-year growth outlook and strong demand and bookings as companies accelerate digital transformation. We retain conviction in Equinix due to a long demand runway behind cloud adoption and IT outsourcing, its unique ability to offer a global platform, and continued execution on strategic M&A transactions to enhance its moat.

Senior housing operator Ventas, Inc. was the top detractor. Shares fell on increasing concern over Ventas’ ability to take advantage of the external growth opportunity combined with a credit impairment and unfavorable resolution of a smaller mezzanine investment. We believe Ventas’ operations will continue to inflect positively in the years to come given the favorable supply/demand backdrop and increasing growth of the 80-year-old-plus population.

We think 2023 may emerge as a mirror image of 2022 in that many of last year’s headwinds reverse course and become tailwinds. Many real estate companies offer compelling return prospects that, in some cases, may include a trifecta combination of growth, dividends, and an improved valuation.

Further, we believe the benefits of our broader and more flexible approach that prioritizes a full array of REITs while also investing in non-REIT income-oriented real estate companies will shine even brighter in the new and evolving real estate landscape.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Five Years	Since Inception April 30, 2018)
Baron Health Care Fund — Retail Shares[1,2]	5.09%	7.58%	9.50%	12.71%	13.30%
Baron Health Care Fund — Institutional Shares[1,2]	5.14%	7.85%	9.76%	12.98%	13.58%
Baron Health Care Fund — R6 Shares[1,2]	5.20%	7.85%	9.76%	13.00%	13.58%
Russell 3000 Health Care Index[1]	0.06%	6.34%	9.31%	10.49%	10.85%
S&P 500 Index[1]	16.89%	19.59%	14.60%	12.31%	12.54%

*	Not Annualized.

[1]

The Russell 3000® Health Care Index is an unmanaged index representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell 3000® Health Care Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2023 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
UnitedHealth Group Incorporated	8.6%
Eli Lilly and Company	7.7%
Intuitive Surgical, Inc.	4.9%
Merck & Co., Inc.	4.8%
Thermo Fisher Scientific Inc.	4.4%
Vertex Pharmaceuticals Incorporated	3.8%
DexCom, Inc.	3.7%
Inspire Medical Systems, Inc.	3.0%
The Cooper Companies, Inc.	2.9%
HCA Healthcare, Inc.	2.6%

46.4%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron Health Care Fund1 increased 5.09%, outperforming the Russell 3000 Health Care Index, which increased 0.06%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities of companies engaged in the research, development, production, sale, delivery, or distribution of products and services related to the health care industry. The Fund’s allocation among the sub-industries of the Health Care sector will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, durable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in non-U.S. stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Health Care was flat for the period. Relative underperformance was driven largely by rotation to higher growth sectors and stocks as Health Care is generally considered a defensive play. Meanwhile, health care demand has begun to normalize, driven by pent-up need for medical care as COVID has shifted from pandemic to endemic status and fewer constraints on labor and supply-related capacity. While this increase in demand is a headwind for managed care companies, it is a tailwind for health care providers and medical device companies. Biotechnology stocks lagged due to a more difficult funding environment.

The pharmaceuticals, health care equipment, and life sciences tools & services sub-industries contributed the most. Managed health care and health care services detracted.

Eli Lilly and Company was the top contributor. Shares of this global pharmaceutical company rose on optimism about its new product pipeline, including Mounjaro for diabetes and obesity and Donanemab for Alzheimer’s disease. Lilly has a healthy base business with limited near-term patent expirations, a strong pipeline, and potential for significant margin expansion, which should translate to strong revenue and earnings growth.

Leading health care franchise UnitedHealth Group Incorporated was the top detractor. Shares fell alongside other managed care companies. Despite solid results and 2023 guidance within its long-term earnings goal, shares were pressured by proposed changes to the Medicare audit program, preliminary 2024 Medicare Advantage (MA) rates, and the impact of Medicaid recertification. We believe UnitedHealth is the best-positioned managed care player, with a leading franchise in MA, the market’s fastest growing segment. We expect strong growth and profitability, driven by positive demographic trends, effective cost management, industry-leading technology investments, enhanced expertise in population health, and a growing portfolio of providers.

The Health Care sector has many favorable long-term attributes. Valuations are attractive, balance sheets are generally in good shape, and we are in a transformational period with major advances in science, medicine, and technology. We focus on identifying high-quality, competitively advantaged companies with great management teams that we believe will benefit from the secular trends we have identified.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron FinTech Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FINTECH FUND† (RETAIL SHARES)

IN RELATION TO THE FACTSET GLOBAL FINTECH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Since Inception December 31, 2019^
Baron FinTech Fund — Retail Shares[1,2]	10.28%	13.67%	2.43%	6.34%
Baron FinTech Fund — Institutional Shares[1,2]	10.38%	13.96%	2.67%	6.59%
Baron FinTech Fund — R6 Shares[1,2]	10.38%	13.86%	2.67%	6.59%
FactSet Global FinTech Index[1]	14.50%	12.82%	(0.53)%	(0.41)%
S&P 500 Index[1]	16.89%	19.59%	14.60%	11.39%

*	Not Annualized.

†

The Fund’s 3-year historical performance was impacted by gains from IPOs and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 2, 2020.

[1]

The FactSet Global FinTech Index™ is an unmanaged and equal-weighted index that measures the equity market performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data, and analytics, digital payment processing, money transfer, and payment transactional-related hardware across 30 developed and emerging markets. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the FactSet Global Fintech Index™ and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index. As of February 3, 2023, the Fund has changed its primary benchmark from the S&P 500 Index to the FactSet Global FinTech Index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2023 (Unaudited)	Baron FinTech Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
Visa Inc.	5.1%
Mastercard Incorporated	5.0%
S&P Global Inc.	5.0%
Intuit Inc.	4.6%
Fair Isaac Corporation	3.6%
Accenture plc	3.5%
LPL Financial Holdings Inc.	3.3%
Fiserv, Inc.	3.2%
MercadoLibre, Inc.	3.2%
The Progressive Corporation	3.2%

39.8%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron FinTech Fund1 increased 10.28%, underperforming the FactSet Global FinTech Index, which increased 14.50%.2

Baron FinTech Fund is a non-diversified fund that invests in companies of any market capitalization that develop or use innovative technologies related in a significant way to financial services. The Fund invests principally in U.S. securities but may invest up to 25% in non-U.S. securities. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

U.S. equities rallied during the period, supported by easing inflation, a first-time pause in the Federal Reserve’s prolonged interest rate hike campaign, Congress’ successful avoidance of the debt ceiling cliff, earnings optimism, and economic releases bolstering the “soft landing” narrative. One notable aspect of the recovery was the narrow market leadership. Seven mega-cap technology companies accounted for much of the recent gains in the major market indexes, driven by excitement surrounding their potential ability to gain from widespread adoption of artificial intelligence.

Financials, Information Technology, and Industrials contributed the most. No sector detracted.

Fair Isaac Corporation, a data and analytics company focused on predicting consumer behavior, contributed the most on solid earnings results and raised guidance. CEO Will Lansing expressed confidence the business can hold up across various macro backdrops and sounded particularly excited about momentum in the software business. We believe Fair Isaac will be a steady earnings compounder, which should drive solid returns over a multi-year period.

The top detractor was online brokerage firm The Charles Schwab Corp. Shares fell sharply following the March bankruptcy of Silicon Valley Bank (SVB) and the resulting weakness in regional banks. Despite running a much different business than SVB, Schwab faced deposit pressure through cash sorting in the wake of the collapse. We retain long-term conviction. Shares have since partially recovered. We are encouraged by Schwab’s exceptional client loyalty, robust organic growth, and industry-leading operating expense per client assets.

We have curated a diversified portfolio of fintech businesses to reduce the exposure to any single economic outcome. The portfolio is balanced across seven themes, each of which is influenced by idiosyncratic factors. We include a mix of Leaders and Challengers, with the relative mix driven by top-down risk considerations and bottom-up opportunities. We believe fintech remains in the early innings of growth as incumbent financial institutions still have a long digitization journey ahead and younger consumers continue favoring digital solutions.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

[2]	As of February 3, 2023, the Fund has changed its primary benchmark from the S&P 500 Index to the FactSet Global FinTech Index.

Baron New Asia Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON NEW ASIA FUND (RETAIL SHARES)

IN RELATION TO THE MSCI AC ASIA EX JAPAN INDEX AND MSCI AC ASIA EX JAPAN IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Since Inception July 30, 2021
Baron New Asia Fund — Retail Shares[1,2]	5.00%	(1.89)%	(12.33)%
Baron New Asia Fund — Institutional Shares[1,2]	4.98%	(1.76)%	(12.16)%
Baron New Asia Fund — R6 Shares[1,2]	4.97%	(1.76)%	(12.10)%
MSCI AC Asia ex Japan Index[1]	3.03%	(1.15)%	(10.92)%
MSCI AC Asia ex Japan IMI Growth Index[1]	2.83%	(1.68)%	(13.92)%

*	Not Annualized.

[1]

The MSCI AC Asia ex Japan Index Net (USD) measures the performance of large and mid cap equity securities representation across 2 of 3 developed markets countries (excluding Japan) and 8 emerging markets countries in Asia. The MSCI AC Asia ex Japan IMI Growth Index Net (USD) measures the performance of large, mid, and small cap securities exhibiting overall growth style characteristics across 2 of 3 developed markets countries (excluding Japan) and 8 emerging market countries in Asia. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2023 (Unaudited)	Baron New Asia Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
Taiwan Semiconductor Manufacturing Company Limited	6.8%
Samsung Electronics Co., Ltd.	5.1%
Tencent Holdings Limited	4.3%
Alibaba Group Holding Limited	3.6%
Bajaj Finance Limited	3.1%
HDFC Bank Limited	2.9%
Reliance Industries Limited	2.4%
HD Korea Shipbuilding & Offshore Engineering Co., Ltd.	2.1%
Godrej Consumer Products Limited	2.1%
Yum China Holdings Inc.	2.0%

34.6%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron New Asia Fund1 increased 5.00%, outperforming the MSCI AC Asia ex Japan Index, which increased 3.03%.

Baron New Asia Fund is a diversified fund that invests primarily in companies of all sizes with significant growth potential located in Asia. The Fund emphasizes securities in developing Asian markets, including frontier markets. Under normal circumstances, the Fund invests 80% of its net assets in companies located in Asia. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While Asian emerging markets (EM) equities gained in the period, they lagged their developed country counterparts. China’s post-COVID reopening recovery remained subdued. We expect the recovery to accelerate as conditions normalize and President Xi’s new team pushes for an economic rebound. Indian equities returned to leadership, as the economic and earnings expansion in the country continued. We view the recent strength in India as a manifestation of rising confidence that several EM central banks are on the cusp of a rate cutting cycle — regardless of Federal Reserve action. We believe this unusual circumstance can be attributed to the scale of U.S. COVID-related stimulus and resulting inflation compared to a more constrained response elsewhere.

India, Taiwan, and Korea were the top contributors. China, Hong Kong, and Thailand detracted the most.

Information Technology, Communication Services, and Industrials contributed the most. Utilities and Consumer Staples detracted.

Taiwan Semiconductor Manufacturing Company Limited was the top contributor. Shares of this semiconductor company rose on easing geopolitical concerns and expectations for end-demand recovery. We believe Taiwan Semi’s technological leadership, pricing power, and exposure to secular growth markets, including high-performance computing, artificial intelligence (AI), automotive, 5G, and IoT, will allow the company to sustain strong earnings growth over the next several years.

JD.com, Inc., one of the top three e-commerce marketplaces in China, was the top detractor due to a general depreciation in Chinese internet stocks amid the slow recovery in the country’s reopening. We believe JD’s mix shift from first-party to marketplace-based revenue and expansion into new categories like apparel and faster-turning staples will drive a reacceleration in revenue at high returns on capital.

With Asian EM near a 30-year valuation low relative to the U.S. and an improving relative economic and earnings outlook, we think Asian EM equities are poised for outperformance. Longer term, we believe Asian EM will benefit from the investment needed to fund deglobalization, supply-chain diversification, sustainability, and energy, commodity, and agricultural security; India’s productivity initiatives; and China’s pivot to value-added economic activity. Further, we believe the 14-year U.S. dollar bull market is near an end. As always, we are confident we have invested in well-positioned and well-managed companies with substantial long-term return potential.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Technology Fund (Unaudited)	June 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON TECHNOLOGY FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INFORMATION TECHNOLOGY INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Since Inception December 31, 2021^
Baron Technology Fund — Retail Shares[1,2]	42.45%	27.95%	(14.40)%
Baron Technology Fund — Institutional Shares[1,2]	42.91%	28.59%	(14.11)%
Baron Technology Fund — R6 Shares[1,2]	42.73%	28.43%	(14.18)%
MSCI ACWI Information Technology Index[1]	36.90%	34.28%	(3.80)%
S&P 500 Index[1]	16.89%	19.59%	(2.87)%

*	Not Annualized.

^	Commencement of investment operations was January 3, 2022.

[1]

The MSCI ACWI Information Technology Index Net (USD) includes large- and mid-cap securities across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard (GICS®). MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The MSCI ACWI Information Technology Index Net (USD) and the Fund include reinvestment of dividends, net of foreign withholding taxes, while the S&P 500 Index includes reinvestment of dividends before taxes. Reinvestment of dividends positively impacts performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2023 (Unaudited)	Baron Technology Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2023

Percent of Net Assets*
Microsoft Corporation	9.7%
Amazon.com, Inc.	9.6%
NVIDIA Corporation	8.1%
Tesla, Inc.	6.0%
Meta Platforms, Inc.	5.7%
Advanced Micro Devices, Inc.	3.5%
ServiceNow, Inc.	3.3%
Taiwan Semiconductor Manufacturing Company Limited	3.0%
Marvell Technology, Inc.	2.7%
ASML Holding N.V.	2.6%

54.0%

SECTOR BREAKDOWN AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron Technology Fund1 increased 42.45%, outperforming the MSCI ACWI Information Technology Index, which increased 36.90%.

Baron Technology Fund is a non-diversified fund that invests primarily in companies of any market capitalization that we believe have durable growth potential from the development, advancement, and/or use of technology. The Fund invests principally in U.S. securities but may invest up to 35% in non-U.S. securities. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

U.S. equities rallied in the period, supported by easing inflation, a first-time pause in the Federal Reserve’s prolonged interest rate hike campaign, Congress’ successful avoidance of the debt ceiling cliff, earnings optimism, and economic releases bolstering the “soft landing” narrative. One notable aspect of the recovery was the narrow market leadership. Seven mega-cap technology companies, along with other technology stocks, significantly outperformed the overall market, driven by investor excitement surrounding their potential ability to benefit from widespread adoption of artificial intelligence (AI).

Semiconductors & semiconductor equipment, software, and broadline retail contributed the most. No industry detracted meaningfully.

Semiconductor company NVIDIA Corporation was the top contributor. Shares nearly tripled in the period after NVIDIA reported a meaningful acceleration in demand for its data center GPUs, which drove a material beat in guidance with revenues projected to increase from $7.2 billion to $11 billion sequentially. This unprecedented acceleration is driven by growing demand due to the rise in generative AI. We believe NVIDIA’s end-to-end AI platform and the ecosystem it has cultivated over the last 15 years will benefit the company for years to come.

Endava plc, which provides outsourced software development to businesses, was the top detractor due to a pullback in customer demand in the wake of multiple bank failures. Management reduced financial guidance to reflect greater macroeconomic uncertainty and lower revenues from private equity-backed companies, about 20% of the business. Sales activity has since rebounded, which supports management’s view that the slowdown is temporary and demand for digital transformation should persist. Management also believes generative AI will be a tailwind. We believe Endava will continue gaining share in a large global market for IT services.

We invest for the long term in technology businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (102.90%)
Communication Services (3.94%)
	Alternative Carriers (3.59%)
4,000,000	Iridium Communications, Inc.	$130,869,959	$248,480,000

	Movies & Entertainment (0.35%)
150,000	Spotify Technology SA1,2	25,917,941	24,082,500

Total Communication Services		156,787,900	272,562,500

Consumer Discretionary (57.71%)
	Automobile Manufacturers (45.96%)
12,150,000	Tesla, Inc.[1,5]	183,531,738	3,180,505,500

	Casinos & Gaming (0.88%)
1,300,000	Red Rock Resorts, Inc., Cl A	41,610,336	60,814,000

	Hotels, Resorts & Cruise Lines (6.85%)
3,325,000	Hyatt Hotels Corp., Cl A	115,871,182	380,978,500
759,736	Marriott Vacations Worldwide Corp.	89,753,636	93,234,802

		205,624,818	474,213,302

	Leisure Facilities (4.02%)
1,105,000	Vail Resorts, Inc.	75,979,951	278,194,800

Total Consumer Discretionary		506,746,843	3,993,727,602

Financials (18.53%)
	Financial Exchanges & Data (5.86%)
730,000	FactSet Research Systems, Inc.	59,424,553	292,474,500
240,000	MSCI, Inc.	83,618,086	112,629,600

		143,042,639	405,104,100

	Investment Banking & Brokerage (4.26%)
5,200,000	The Charles Schwab Corp.	162,830,584	294,736,000

	Property & Casualty Insurance (7.03%)
6,500,000	Arch Capital Group Ltd.[1,2]	29,781,178	486,525,000

	Transaction & Payment Processing Services (1.38%)
55,246	Adyen N.V., 144A (Netherlands)[1,2,6]	50,139,123	95,667,727

Total Financials		385,793,524	1,282,032,827

Health Care (6.88%)
	Health Care Equipment (5.80%)
800,000	IDEXX Laboratories, Inc.[1]	35,048,047	401,784,000

	Health Care Supplies (1.08%)
9,000,000	Figs, Inc., Cl A1	95,938,355	74,430,000

Total Health Care		130,986,402	476,214,000

Industrials (0.56%)
	Aerospace & Defense (0.56%)
125,625	HEICO Corp.	9,632,520	22,228,088
116,875	HEICO Corp., Cl A	7,586,429	16,432,625

Total Industrials		17,218,949	38,660,713

Shares		Cost	Value
Common Stocks (continued)
Information Technology (4.55%)
	Application Software (1.01%)
915,053	Guidewire Software, Inc.[1]	$74,374,021	$69,617,233

	IT Consulting & Other Services (3.54%)
700,000	Gartner, Inc.[1]	83,980,674	245,217,000

Total Information Technology		158,354,695	314,834,233

Real Estate (10.73%)
	Other Specialized REITs (1.28%)
1,819,296	Gaming and Leisure Properties, Inc.	57,529,251	88,163,084

	Real Estate Services (9.45%)
7,350,000	CoStar Group, Inc.[1]	98,974,400	654,150,000

Total Real Estate		156,503,651	742,313,084

Total Common Stocks		1,512,391,964	7,120,344,959

Private Common Stocks (3.96%)
Communication Services (1.02%)
	Interactive Media & Services (0.63%)
600,000	X Holdings I, Inc., Cl A1,3,4,7	60,000,000	43,320,000

	Movies & Entertainment (0.39%)
197,613	StubHub Holdings, Inc., Cl A1,3,4,7	50,000,041	26,869,440

Total Communication Services		110,000,041	70,189,440

Industrials (2.94%)
	Aerospace & Defense (2.94%)
2,216,310	Space Exploration Technologies Corp., Cl A1,3,4,7	29,920,185	179,188,663
302,210	Space Exploration Technologies Corp., Cl C1,3,4,7	4,079,835	24,433,678

Total Industrials		34,000,020	203,622,341

Total Private Common Stocks		144,000,061	273,811,781

Private Convertible Preferred Stocks (0.12%)
Industrials (0.12%)
	Electrical Components & Equipment (0.12%)
21,213,656	Northvolt AB, Series E2 (Sweden)[1,2,3,4,7]	7,843,621	8,181,450

Private Preferred Stocks (6.47%)
Industrials (6.47%)
	Aerospace & Defense (6.47%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,7	41,999,985	251,533,243
131,657	Space Exploration Technologies Corp., Cl I [1,3,4,7]	22,250,032	106,444,684
111,111	Space Exploration Technologies Corp., Cl N1,3,4,7	29,999,970	89,833,244

Total Private Preferred Stocks		94,249,987	447,811,171

24	See Notes to Financial Statements.

June 30, 2023	Baron Partners Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

Principal Amount		Cost	Value
Short Term Investments (0.09%)
$6,408,375	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $6,410,832; (Fully Collateralized by $6,886,700 U.S. Treasury Note, 2.75% due 4/30/2027 Market value - $6,536,634)[6]	$6,408,375	$6,408,375

Total Investments (113.54%)		$1,764,894,008	7,856,557,736

Liabilities Less Cash and Other Assets (-13.54%)			(936,842,216)

Net Assets			$6,919,715,520

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2023, the market value of restricted and fair valued securities amounted to $729,804,402 or 10.55% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the market value of Rule 144A securities amounted to $95,667,727 or 1.38% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Focused Growth Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (86.48%)
Communication Services (7.14%)
	Alternative Carriers (3.64%)
637,064	Iridium Communications, Inc.	$12,123,685	$39,574,416

	Movies & Entertainment (3.50%)
574,300	Manchester United PLC, Cl A1,2	12,877,672	14,001,434
150,000	Spotify Technology SA1,2	18,524,926	24,082,500

		31,402,598	38,083,934

Total Communication Services		43,526,283	77,658,350

Consumer Discretionary (37.80%)
	Automobile Manufacturers (14.80%)
615,000	Tesla, Inc.[1,5]	8,168,271	160,988,550

	Casinos & Gaming (5.89%)
492,900	MGM Resorts International	21,025,363	21,648,168
427,870	Penn Entertainment, Inc.[1]	7,983,550	10,281,716
686,700	Red Rock Resorts, Inc., Cl A	20,387,244	32,123,826

		49,396,157	64,053,710

	Footwear (0.87%)
287,100	On Holding AG, Cl A1,2	8,101,680	9,474,300

	Hotels, Resorts & Cruise Lines (9.41%)
205,900	Choice Hotels International, Inc.	11,163,502	24,197,368
500,000	Hyatt Hotels Corp., Cl A	24,424,809	57,290,000
170,300	Marriott Vacations Worldwide Corp.	22,332,440	20,899,216

		57,920,751	102,386,584

	Leisure Facilities (4.45%)
192,300	Vail Resorts, Inc.	27,751,469	48,413,448

	Restaurants (2.38%)
1,756,800	Krispy Kreme, Inc.	25,379,482	25,877,664

Total Consumer Discretionary		176,717,810	411,194,256

Financials (17.23%)
	Financial Exchanges & Data (7.83%)
113,000	FactSet Research Systems, Inc.	21,182,504	45,273,450
85,000	MSCI, Inc.	40,721,460	39,889,650

		61,903,964	85,163,100

	Investment Banking & Brokerage (3.21%)
320,000	Interactive Brokers Group, Inc., Cl A	24,971,716	26,582,400
250,000	Jefferies Financial Group, Inc.	7,732,070	8,292,500

		32,703,786	34,874,900

	Property & Casualty Insurance (6.19%)
900,000	Arch Capital Group Ltd.[1,2]	25,104,585	67,365,000

Total Financials		119,712,335	187,403,000

Health Care (4.64%)
	Health Care Equipment (1.43%)
31,000	IDEXX Laboratories, Inc.[1]	13,626,593	15,569,130

	Health Care Supplies (3.21%)
4,232,451	Figs, Inc., Cl A1	39,823,500	35,002,370

Total Health Care		53,450,093	50,571,500

Shares		Cost	Value
Common Stocks (continued)
Industrials (3.32%)
	Research & Consulting Services (3.32%)
160,000	Verisk Analytics, Inc.	$28,339,398	$36,164,800

Information Technology (7.70%)
	Application Software (6.26%)
90,000	ANSYS, Inc.[1]	22,563,649	29,724,300
505,000	Guidewire Software, Inc.[1]	46,450,747	38,420,400

		69,014,396	68,144,700

	Internet Services & Infrastructure (1.44%)
242,300	Shopify, Inc., Cl A1,2	9,113,834	15,652,580

Total Information Technology		78,128,230	83,797,280

Real Estate (8.65%)
	Office REITs (3.14%)
140,000	Alexandria Real Estate Equities, Inc.	19,954,049	15,888,600
1,450,000	Douglas Emmett, Inc.	21,593,180	18,226,500

		41,547,229	34,115,100
	Real Estate Services (4.74%)
580,000	CoStar Group, Inc.[1]	10,184,660	51,620,000

	Single-Family Residential REITs (0.77%)
235,000	American Homes 4 Rent, Cl A	5,062,679	8,330,750

Total Real Estate		56,794,568	94,065,850

Total Common Stocks		556,668,717	940,855,036

Private Common Stocks (5.74%)
Industrials (5.74%)
	Aerospace & Defense (5.74%)
629,570	Space Exploration Technologies Corp., Cl A1,3,4,7	26,390,845	50,900,734
143,170	Space Exploration Technologies Corp., Cl C1,3,4,7	6,808,820	11,575,295

Total Private Common Stocks		33,199,665	62,476,029

Private Preferred Stocks (3.00%)
Industrials (3.00%)
	Aerospace & Defense (3.00%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,7	4,000,050	23,955,855
1,479	Space Exploration Technologies Corp., Cl I1,3,4,7	249,951	1,195,772
9,259	Space Exploration Technologies Corp., Cl N1,3,4,7	2,499,930	7,485,901

Total Private Preferred Stocks		6,749,931	32,637,528

26	See Notes to Financial Statements.

June 30, 2023	Baron Focused Growth Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

Principal Amount		Cost	Value
Short Term Investments (4.05%)
$44,066,834	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $44,083,726; (Fully Collateralized by $47,355,400 U.S. Treasury Note, 2.75% due 4/30/2027 Market value - $44,948,221)[6]	$44,066,834	$44,066,834

Total Investments (99.27%)		$640,685,147	1,080,035,427

Cash and Other Assets Less Liabilities (0.73%)			7,919,840

Net Assets			$1,087,955,267

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2023, the market value of restricted and fair valued securities amounted to $95,113,557 or 8.74% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	27

Baron International Growth Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (94.50%)
Brazil (3.62%)
225,742	Afya Ltd., Cl A1	$3,607,509	$3,169,418
621,979	B3 S.A. - Brasil, Bolsa, Balcao	1,576,190	1,897,814
202,538	Localiza Rent a Car SA	2,534,702	2,897,509
200,468	StoneCo Ltd., Cl A1	2,008,775	2,553,962
603,130	Suzano SA	5,575,243	5,570,028
122,329	XP, Inc., Cl A1	1,491,389	2,869,839

Total Brazil		16,793,808	18,958,570

Canada (2.91%)
95,758	Agnico Eagle Mines Ltd.	4,613,683	4,785,985
5,029	Constellation Software, Inc.	370,283	10,419,625

Total Canada		4,983,966	15,205,610

China (10.82%)
84,274	Alibaba Group Holding Limited, ADR[1]	7,929,189	7,024,238
25,649	Baidu, Inc., ADR[1]	3,005,648	3,511,604
968,099	Estun Automation Co. Ltd., Cl A3	3,697,436	3,744,015
439,419	Full Truck Alliance Co. Ltd., ADR[1]	3,018,251	2,733,186
369,613	Galaxy Entertainment Group Ltd.[1,3]	2,307,895	2,354,699
374,259	Glodon Co. Ltd., Cl A3	2,689,143	1,676,490
58,653	JD.com, Inc., ADR	2,930,003	2,001,827
18,506	JD.com, Inc., Cl A3	603,389	315,612
309,434	Jiangsu Hengli Hydraulic Co. Ltd., Cl A3	2,636,319	2,744,103
135,272	Kanzhun Ltd., ADR[1]	2,366,502	2,035,844
2,104,177	Kingdee International Software Group Co. Ltd.[1,3]	2,175,495	2,825,570
863,889	Kingsoft Corp. Ltd.[3]	3,255,745	3,414,569
926,125	Lufax Holding Ltd., ADR	1,321,598	1,324,359
353,111	Midea Group Co., Ltd., Cl A3	2,353,596	2,870,333
65,570	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	2,095,737	2,713,411
71,814	Tencent Holdings Limited[3]	1,958,911	3,044,998
100,064	Tencent Holdings Limited, ADR	5,028,747	4,251,719
132,992	Wuliangye Yibin Co. Ltd., Cl A3	3,939,762	3,002,349
48,221	Yum China Holdings, Inc.	2,343,943	2,724,486
82,575	Zai Lab Limited, ADR[1]	2,111,717	2,289,805

Total China		57,769,026	56,603,217

Denmark (1.01%)
138,945	Genmab A/S, ADR[1]	5,457,242	5,281,299

France (7.88%)
127,246	BNP Paribas S.A.[3]	5,030,583	8,029,981
88,938	Eurofins Scientific SE3	2,011,102	5,651,819
7,407	LVMH Moët Hennessy Louis Vuitton SE3	2,053,760	6,984,151
41,202	Pernod Ricard SA3	7,973,562	9,104,599
418,139	Vivendi SE3	3,847,829	3,838,713
242,654	Waga Energy SA1,3	6,991,693	7,636,520

Total France		27,908,529	41,245,783

Germany (2.04%)
100,667	Befesa SA, 144A3	4,244,308	3,847,097
65,317	Symrise AG3	5,758,112	6,848,651

Total Germany		10,002,420	10,695,748

Hong Kong (0.98%)
292,510	AIA Group Ltd.[3]	2,439,137	2,970,877
197,026	Techtronic Industries Co. Ltd.[3]	1,493,206	2,154,598

Total Hong Kong		3,932,343	5,125,475

Shares		Cost	Value
Common Stocks (continued)
India (6.90%)
46,954	Bajaj Finance Limited[3]	$1,646,645	$4,112,512
537,348	Bharti Airtel Ltd. PP3	2,772,162	3,185,703
241,420	Godrej Consumer Products Ltd.[1,3]	3,010,886	3,185,428
161,750	Godrej Properties Ltd.[1,3]	1,944,203	3,100,441
206,686	HDFC Bank Ltd.[3]	3,323,760	4,289,314
2,458,395	JM Financial Limited[3]	2,893,665	2,206,869
231,007	Max Financial Services Ltd.[1,3]	1,504,024	2,286,807
256,563	Max Healthcare Institute Ltd.[1,3]	1,787,200	1,877,318
688,913	Nippon Life India Asset Management Ltd., 144A3	2,429,190	2,422,621
181,018	Reliance Industries Limited[3]	3,502,373	5,642,527
92,337	Tata Communications Ltd.[3]	1,774,613	1,798,568
92,234	Trent Ltd.[3]	1,742,781	1,986,843

Total India		28,331,502	36,094,951

Ireland (0.89%)
486,773	Bank of Ireland Group PLC[3]	3,582,772	4,647,434

Israel (0.89%)
557,482	Taboola.com Ltd.[1]	4,210,309	1,733,769
36,998	Wix.com Ltd.[1]	2,195,702	2,894,724

Total Israel		6,406,011	4,628,493

Italy (1.53%)
177,130	Stevanato Group SpA	3,706,452	5,735,470
76,016	Tenaris SA3	955,508	1,137,127
38,172	Tenaris SA, ADR	967,455	1,143,251

Total Italy		5,629,415	8,015,848

Japan (11.23%)
137,747	Japan Airport Terminal Co. Ltd.[3]	5,802,383	6,230,475
22,724	Keyence Corporation[3]	8,191,936	10,797,455
797,778	Mitsubishi UFJ Financial Group, Inc., ADR	5,814,348	5,879,624
210,600	MonotaRO Co, Ltd.[3]	1,740,824	2,689,449
105,520	Okamoto Industries, Inc.[3]	4,831,807	2,862,780
91,200	Recruit Holdings Co, Ltd.[3]	1,550,835	2,910,677
539,870	Renesas Electronics Corp.[1,3]	6,631,232	10,188,592
272,300	SMS Co. Ltd.[3]	7,612,593	5,476,323
91,064	Sumitomo Mitsui Financial Group, Inc.[3]	3,870,184	3,902,950
30,693	Tokyo Electron Limited[3]	2,338,995	4,420,665
1,417,060	Z Holdings Corporation[3]	6,076,358	3,415,241

Total Japan		54,461,495	58,774,231

Korea, Republic of (4.85%)
205,142	Coupang, Inc., Cl A1	2,858,334	3,569,471
52,842	HD Hyundai Heavy Industries Co. Ltd., (formerly, Hyundai Heavy Industries Co. Ltd.)[1,3]	4,885,166	5,310,595
113,443	HD Korea Shipbuilding & Offshore Engineering Co. Ltd., (formerly, Korea Shipbuilding & Offshore Engineering Co. Ltd.)[1,3]	10,589,116	10,084,514
73,876	Samsung Electronics Co., Ltd.[3]	4,145,187	4,067,851
4,632	Samsung SDI Co. Ltd.[3]	2,538,208	2,365,258

Total Korea, Republic of		25,016,011	25,397,689

28	See Notes to Financial Statements.

June 30, 2023	Baron International Growth Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

Shares		Cost	Value
Common Stocks (continued)
Mexico (0.85%)
929,271	Grupo Mexico S.A.B. de C.V., Series B	$2,674,546	$4,468,014

Netherlands (6.69%)
219,601	AMG Critical Materials NV, (formerly, AMG Advanced Metallurgical Group NV)[3]	6,398,937	11,393,611
29,524	argenx SE, ADR[1]	1,290,467	11,506,388
66,691	DSM-Firmenich AG (formerly, Koninklijke DSM NV)	9,351,935	7,176,897
221,130	Universal Music Group NV3	4,625,677	4,912,356

Total Netherlands		21,667,016	34,989,252

Norway (0.41%)
1,618,807	Aker Carbon Capture ASA[1,3]	2,919,337	2,124,688

Peru (1.04%)
36,988	Credicorp, Ltd.	5,295,172	5,460,908

Poland (2.57%)
55,785	Dino Polska SA, 144A1,3	4,025,149	6,517,552
639,195	InPost SA1,3	8,324,865	6,936,967

Total Poland		12,350,014	13,454,519

Russia (0.00%)
487,800	Sberbank of Russia PJSC[1,2,4]	1,650,983	316

Spain (4.53%)
52,997	Cellnex Telecom S.A., 144A3	2,551,939	2,141,279
1,515,207	eDreams ODIGEO SA1,3	11,635,862	10,866,229
276,031	Industria de Diseno Textil, S.A.[3]	8,603,470	10,706,634

Total Spain		22,791,271	23,714,142

Sweden (1.14%)
313,707	Epiroc AB, Cl A3	4,804,426	5,942,193

Switzerland (5.52%)
275,488	Clariant AG3	5,538,194	3,985,360
31,051	Compagnie Financiere Richemont SA, Cl A3	3,679,974	5,274,571
19,291,346	Meyer Burger Technology AG1,3	8,176,050	13,021,254
54,668	Nestle S.A.[3]	5,615,400	6,576,097

Total Switzerland		23,009,618	28,857,282

Taiwan (2.02%)
104,721	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	10,212,969	10,568,443

United Kingdom (10.95%)
158,887	AstraZeneca PLC, ADR	7,322,283	11,371,543
980,469	B&M European Value Retail S.A.[3]	4,391,736	6,943,995
497,416	Ceres Power Holdings PLC[1]	4,517,890	1,917,896
80,824	Dechra Pharmaceuticals PLC[3]	2,533,869	3,784,864
46,289	Endava plc, ADR[1]	1,598,693	2,397,307
170,217	Experian plc[3]	3,928,940	6,533,094
76,306	Future PLC[3]	685,744	653,600
34,980	Linde Public Limited Company[3]	6,288,750	13,341,014

Shares		Cost	Value
Common Stocks (continued)
United Kingdom (continued)
4,339,460	Lloyds Banking Group[3]	$1,495,345	$2,405,573
2,471,319	S4 Capital PLC[1,3]	4,863,583	3,960,007
563,159	WANdisco plc[1,2,4]	5,713,222	936,927
389,494	Watches of Switzerland Group PLC, 144A1	3,446,482	3,019,882

Total United Kingdom		46,786,537	57,265,702

United States (3.23%)
50,934	Agilent Technologies, Inc.	2,577,583	6,124,813
144,115	Arch Capital Group Ltd.[1]	2,899,697	10,787,008

Total United States		5,477,280	16,911,821

Total Common Stocks		409,913,709	494,431,628

Warrants (0.01%)
Israel (0.01%)
56,745	Taboola.com Ltd. Exp. 6/29/2026[1]	104,540	22,647

Principal Amount
Short Term Investments (6.39%)
$33,453,450	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $33,466,274; (Fully Collateralized by $35,950,000 U.S. Treasury Note, 2.75% due 4/30/2027 Market value - $34,122,582)[3]	33,453,450	33,453,450

Total Investments (100.90%)		$443,471,699	527,907,725

Liabilities Less Cash and Other Assets (-0.90%)			(4,715,868)

Net Assets			$523,191,857

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At June 30, 2023, the market value of restricted and fair valued securities amounted to $937,243 or 0.18% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the market value of Rule 144A securities amounted to $17,948,431 or 3.43% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	29

Baron International Growth Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

Summary of Investments by Sector as of June 30, 2023	Percentage of Net Assets

Information Technology	14.6%

Industrials	14.2%

Consumer Discretionary	13.3%

Financials	13.0%

Materials	11.5%

Health Care	10.8%

Communication Services	8.0%

Consumer Staples	5.4%

Energy	3.0%

Real Estate	0.6%

Cash and Cash Equivalents*	5.5%
100.0%**

*	Includes short term investments.
**	Individual weights may not sum to 100% due to rounding.

30	See Notes to Financial Statements.

June 30, 2023	Baron Real Estate Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (97.21%)
Communication Services (0.40%)
	Integrated Telecommunication Services (0.40%)
154,750	Cellnex Telecom S.A., 144A (Spain)[2,3]	$6,098,010	$6,252,485

Consumer Discretionary (44.63%)
	Casinos & Gaming (14.59%)
447,250	Boyd Gaming Corporation	12,197,815	31,025,732
341,050	Caesars Entertainment, Inc.[1]	15,277,620	17,383,318
841,755	Las Vegas Sands Corp.[1]	40,790,752	48,821,790
1,201,656	MGM Resorts International	45,353,348	52,776,732
535,340	Red Rock Resorts, Inc., Cl A	7,111,614	25,043,205
503,411	Wynn Resorts Ltd.	50,088,973	53,165,236

		170,820,122	228,216,013

	Distributors (2.23%)
93,050	Pool Corp.	31,586,944	34,860,252

	Home Improvement Retail (5.00%)
307,550	Floor & Decor Holdings, Inc., Cl A1	22,166,475	31,972,898
205,000	Lowe’s Companies, Inc.	34,466,582	46,268,500

		56,633,057	78,241,398

	Homebuilding (18.13%)
449,297	D.R. Horton, Inc.	31,781,933	54,674,952
184,450	Installed Building Products, Inc.	21,220,106	25,852,512
577,699	Lennar Corp., Cl A	45,949,159	72,391,462
1,652,000	Toll Brothers, Inc.	81,867,074	130,623,640

		180,818,272	283,542,566

	Hotels, Resorts & Cruise Lines (3.78%)
109,800	Hilton Worldwide Holdings, Inc.	14,628,160	15,981,390
152,500	Hyatt Hotels Corp., Cl A	16,426,795	17,473,450
209,036	Marriott Vacations Worldwide Corp.	18,030,868	25,652,898

		49,085,823	59,107,738

	Leisure Facilities (0.90%)
55,600	Vail Resorts, Inc.	14,517,796	13,997,856

Total Consumer Discretionary		503,462,014	697,965,823

Financials (10.64%)
	Asset Management & Custody Banks (10.64%)
546,000	Blackstone, Inc.	50,736,721	50,761,620
539,906	Brookfield Asset Management Ltd., Cl A2	14,447,415	17,617,133
2,912,625	Brookfield Corp.[2]	88,029,386	98,009,831

Total Financials		153,213,522	166,388,584

Industrials (3.65%)
	Building Products (1.54%)
307,136	Fortune Brands Innovations, Inc.	18,219,467	22,098,435
29,500	Trex Co., Inc.[1]	1,261,324	1,934,020

		19,480,791	24,032,455

	Trading Companies & Distributors (2.11%)
197,235	SiteOne Landscape Supply, Inc.[1]	23,094,274	33,009,250

Total Industrials		42,575,065	57,041,705

Materials (0.62%)
	Construction Materials (0.62%)
42,750	Vulcan Materials Co.	4,378,591	9,637,560

Shares		Cost	Value
Common Stocks (continued)
Real Estate (37.27%)
	Data Center REITs (6.15%)
239,800	Digital Realty Trust, Inc.	$25,553,752	$27,306,026
87,790	Equinix, Inc.	44,331,674	68,822,093

		69,885,426	96,128,119

	Health Care REITs (1.98%)
383,700	Welltower, Inc.	28,495,261	31,037,493

	Industrial REITs (11.11%)
166,750	EastGroup Properties, Inc.	27,538,104	28,947,800
685,300	Prologis, Inc.	71,614,831	84,038,339
881,009	Rexford Industrial Realty, Inc.	46,455,634	46,006,290
244,422	Terreno Realty Corp.	14,214,147	14,689,762

		159,822,716	173,682,191

	Real Estate Services (10.08%)
623,100	CBRE Group, Inc., Cl A1	40,847,435	50,290,401
838,113	CoStar Group, Inc.[1]	45,816,625	74,592,057
210,357	Jones Lang LaSalle, Inc.[1]	27,283,431	32,773,620

		113,947,491	157,656,078

	Self Storage REITs (4.21%)
192,450	Extra Space Storage, Inc.	30,441,076	28,646,182
127,604	Public Storage	40,157,148	37,245,056

		70,598,224	65,891,238

	Single-Family Residential REITs (1.62%)
738,200	Invitation Homes, Inc.	20,938,096	25,394,080

	Telecom Tower REITs (2.12%)
170,750	American Tower Corp.	25,039,483	33,115,255

Total Real Estate		488,726,697	582,904,454

Total Common Stocks		1,198,453,899	1,520,190,611

Principal Amount
Short Term Investments (2.81%)
$43,911,167	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $43,927,999; (Fully Collateralized by $47,188,100 U.S. Treasury Note, 2.75% due 4/30/2027 Market value - $44,789,425)[3]	43,911,167	43,911,167

Total Investments (100.02%)		$1,242,365,066	1,564,101,778

Liabilities Less Cash and Other Assets (-0.02%)			(323,269)

Net Assets			$1,563,778,509

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the market value of Rule 144A securities amounted to $6,252,485 or 0.40% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	31

Baron Emerging Markets Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (92.74%)
Brazil (6.46%)
18,976,685	Aeris Indústria E Comércio De Equipamentos Para Geracão De Energia SA1	$19,635,818	$5,271,081
1,850,435	Afya Ltd., Cl A1	43,372,927	25,980,107
12,556,198	B3 S.A. - Brasil, Bolsa, Balcao	30,717,755	38,312,112
2,005,807	Inter & Co., Inc. BDR[1]	8,044,573	6,204,002
4,253,213	Localiza Rent a Car SA	28,709,524	60,846,475
3,137,301	StoneCo Ltd., Cl A1	33,880,402	39,969,215
9,985,892	Suzano SA	93,183,642	92,221,742
1,992,660	XP, Inc., Cl A1	35,303,961	46,747,803

Total Brazil		292,848,602	315,552,537

China (28.96%)
2,175,320	Alibaba Group Holding Limited, ADR[1]	190,938,452	181,312,922
365,560	Baidu, Inc., ADR[1]	42,441,515	50,048,820
15,027,355	China Mengniu Dairy Co. Ltd.[3]	33,030,134	56,792,680
19,291,596	Estun Automation Co. Ltd., Cl A1,3	72,102,950	74,608,098
8,682,548	Full Truck Alliance Co. Ltd., ADR[1]	66,961,573	54,005,448
9,380,048	Galaxy Entertainment Group Ltd.[1,3]	64,633,160	59,757,604
8,017,023	Glodon Co. Ltd., Cl A3	35,892,189	35,912,190
1,476,305	Hangzhou Tigermed Consulting Co. Ltd., Cl A1,3	17,971,032	13,138,995
1,322,836	JD.com, Inc., ADR	69,284,984	45,148,393
194,452	JD.com, Inc., Cl A3	7,093,643	3,316,293
7,061,006	Jiangsu Hengli Hydraulic Co. Ltd., Cl A3	59,342,764	62,617,960
1,930,898	Kanzhun Ltd., ADR[1]	33,864,416	29,060,015
36,143,110	Kingdee International Software Group Co. Ltd.[1,3]	31,479,636	48,534,371
16,228,362	Kingsoft Corp. Ltd.[3]	58,680,799	64,143,506
12,012,149	Lufax Holding Ltd., ADR	37,867,867	17,177,373
6,801,652	Midea Group Co., Ltd., Cl A3	37,919,765	55,288,574
11,673,696	NARI Technology Co. Ltd., Cl A3	37,134,407	37,172,946
1,551,003	Shanghai Henlius Biotech, Inc., Cl H, 144A1,3	9,122,412	2,209,318
1,143,793	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	34,407,657	47,332,324
4,053,766	Shenzhou International Group Holdings Ltd.[3]	20,234,349	38,934,269
3,759,425	Tencent Holdings Limited[3]	97,710,517	159,404,021
667,573	Tencent Holdings Limited, ADR	31,280,984	28,365,177
10,670,038	Venustech Group, Inc., Cl A3	53,233,362	43,802,340
2,620,765	Wuliangye Yibin Co. Ltd., Cl A3	72,435,643	59,164,843
826,938	Yum China Holdings, Inc.	41,825,040	46,721,997
529,493	Yum China Holdings, Inc. (Hong Kong)[3]	27,996,433	29,998,356
5,293,721	Yunnan Baiyao Group Co. Ltd., Cl A3	52,504,758	38,286,273
1,183,582	Zai Lab Limited, ADR[1]	25,994,739	32,820,729

Total China		1,363,385,180	1,415,075,835

France (0.72%)
159,419	Pernod Ricard SA3	33,906,188	35,227,562

Hong Kong (2.83%)
4,299,320	AIA Group Ltd.[3]	39,611,607	43,666,028
18,570,791	Budweiser Brewing Co. APAC Ltd., 144A3	57,617,989	48,054,887
328,126	Hong Kong Exchanges & Clearing Ltd.[3]	13,609,351	12,432,369
3,119,977	Techtronic Industries Co. Ltd.[3]	12,188,713	34,118,829

Total Hong Kong		123,027,660	138,272,113

Shares		Cost	Value
Common Stocks (continued)
India (21.90%)
3,689,497	Aarti Industries Ltd.[3]	$37,045,522	$22,693,675
994,638	Aarti Pharmalabs Ltd.[1]	5,806,905	4,497,536
1,249,323	Bajaj Finance Limited[3]	40,085,627	109,423,179
6,132,189	Bharti Airtel Ltd.[3]	44,519,771	65,778,039
852,504	Bharti Airtel Ltd. PP3	1,522,900	5,054,125
661,249	Divi’s Laboratories Ltd.[3]	6,268,649	28,935,483
34,630,387	Edelweiss Financial Services Ltd.[3]	27,567,706	21,084,263
4,781,793	Godrej Consumer Products Ltd.[1,3]	58,680,664	63,093,598
2,079,441	Godrej Properties Ltd.[1,3]	39,957,586	39,858,941
5,241,799	HDFC Bank Ltd.[3]	88,451,349	108,782,019
1,032,920	Hindustan Unilever Ltd.[3]	32,688,446	33,771,286
42,246,000	JM Financial Limited[3]	58,578,992	37,923,687
3,874,571	Jubilant FoodWorks Ltd.[3]	31,860,038	23,735,512
4,911,430	Max Financial Services Ltd.[1,3]	35,303,729	48,619,700
2,479,398	Max Healthcare Institute Ltd.[1,3]	17,280,302	18,142,209
2,888,197	Muthoot Finance Ltd.[3]	43,151,944	43,718,663
10,080,340	Nippon Life India Asset Management Ltd., 144A3	34,283,180	35,448,370
384,782	Nuvama Wealth Management Ltd.[1,4]	18,961,540	14,304,001
2,740,440	Reliance Industries Limited[3]	50,760,081	85,422,478
3,906,762	SBI Life Insurance Company Limited, 144A3	40,713,605	62,328,253
3,702,972	Tata Communications Ltd.[3]	21,845,574	72,127,614
586,877	Tata Consultancy Services Ltd.[3]	24,802,616	23,714,124
3,863,282	Tata Consumer Products Ltd.[3]	21,822,259	40,619,627
1,109,945	Titan Co. Ltd.[3]	19,623,205	41,328,228
924,242	Trent Ltd.[3]	17,867,958	19,909,405

Total India		819,450,148	1,070,314,015

Indonesia (2.01%)
235,745,971	Bank Rakyat Indonesia (Persero) Tbk PT3	69,080,891	86,068,863
20,123,071	PT Bank Negara Indonesia (Persero) Tbk[3]	11,991,599	12,346,525

Total Indonesia		81,072,490	98,415,388

Italy (0.44%)
713,144	Tenaris SA3	8,963,598	10,667,955
358,212	Tenaris SA, ADR	9,095,344	10,728,449

Total Italy		18,058,942	21,396,404

Japan (1.22%)
125,717	Keyence Corporation[3]	45,936,764	59,735,240

Korea, Republic of (11.44%)
3,258,236	Coupang, Inc., Cl A1	43,009,146	56,693,307
551,137	HD Hyundai Heavy Industries Co. Ltd., (formerly, Hyundai Heavy Industries Co. Ltd.)[1,3]	28,880,541	55,388,992
1,316,292	HD Korea Shipbuilding & Offshore Engineering Co. Ltd., (formerly, Korea Shipbuilding & Offshore Engineering Co. Ltd.)[1,3]	129,937,364	117,011,759
897,527	Korea Aerospace Industries Ltd.[3]	29,386,138	36,451,419
44,648	LG Chem Ltd.[3]	25,579,890	22,728,589
4,178,321	Samsung Electronics Co., Ltd.[3]	141,707,046	230,071,862
44,061	Samsung SDI Co. Ltd.[3]	25,357,647	22,499,061
208,105	SK Hynix, Inc.[3]	17,275,294	18,285,017

Total Korea, Republic of		441,133,066	559,130,006

32	See Notes to Financial Statements.

June 30, 2023	Baron Emerging Markets Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

Shares		Cost	Value
Common Stocks (continued)
Mexico (2.38%)
10,441,233	Grupo Mexico S.A.B. de C.V., Series B	$27,826,703	$50,202,341
16,636,689	Wal-Mart de Mexico, S.A.B de C.V.	38,126,849	65,984,975

Total Mexico		65,953,552	116,187,316

Peru (1.39%)
458,095	Credicorp, Ltd.	58,176,450	67,633,146

Philippines (1.92%)
60,685,765	Ayala Land, Inc.[3]	44,301,723	26,846,262
26,749,261	BDO Unibank, Inc.[3]	46,989,403	66,982,349

Total Philippines		91,291,126	93,828,611

Poland (1.26%)
5,688,614	InPost SA1,3	84,700,148	61,736,604

Russia (0.02%)
2,384,838	Fix Price Group Ltd., GDR[1,2,4]	20,761,023	238,484
4,746,202	Fix Price Group Ltd., GDR, 144A1,2,4	46,272,864	474,620
17,949,100	Sberbank of Russia PJSC[1,2,4]	64,430,586	11,612

Total Russia		131,464,473	724,716

South Africa (1.46%)
978,398	Gold Fields Ltd.[3]	10,149,743	13,602,060
2,326,709	Gold Fields Ltd., ADR	23,205,034	32,178,385
142,289	Naspers Ltd., Cl N3	20,745,264	25,706,088

Total South Africa		54,100,041	71,486,533

Spain (0.17%)
1,791,760	Codere Online Luxembourg, S.A. Forward Shares[1]	17,917,600	6,611,594
358,352	Codere Online Luxembourg, S.A. Founders Share[1]	3,116	1,322,319
26,518	Codere Online Luxembourg, S.A. Private Shares, Cl A1	265,181	97,852

Total Spain		18,185,897	8,031,765

Taiwan (7.89%)
8,267,129	Delta Electronics, Inc.[3]	35,186,835	91,619,022
2,914,078	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	101,499,032	294,088,752

Total Taiwan		136,685,867	385,707,774

United Arab Emirates (0.27%)
2,713,426	Network International Holdings plc, 144A1	15,171,762	13,219,045

Total Common Stocks		3,874,548,356	4,531,674,610

Private Common Stocks (1.34%)
India (1.34%)
27,027	Pine Labs PTE. Ltd., Series 1[1,2,4]	10,077,362	16,516,200
6,833	Pine Labs PTE. Ltd., Series A1,2,4	2,547,771	4,175,646
7,600	Pine Labs PTE. Ltd., Series B1,2,4	2,833,757	4,644,360
6,174	Pine Labs PTE. Ltd., Series B2[1,2,4]	2,302,055	3,772,932
9,573	Pine Labs PTE. Ltd., Series C1,2,4	3,569,416	5,850,060
1,932	Pine Labs PTE. Ltd., Series C1[1,2,4]	720,371	1,180,645
2,459	Pine Labs PTE. Ltd., Series D1,2,4	916,870	1,502,695
45,680	Pine Labs PTE. Ltd., Series J1,2,4	17,032,398	27,915,048

Total Private Common Stocks		40,000,000	65,557,586

Shares		Cost	Value
Private Convertible Preferred Stocks (2.05%)
India (2.05%)
11,578	Bundl Technologies Private Ltd., Series K1,2,4	$76,776,872	$61,257,905
15,334	Think & Learn Private Limited, Series F1,2,4	49,776,072	39,011,317

Total Private Convertible Preferred Stocks		126,552,944	100,269,222

Warrants (0.00%)
Spain (0.00%)
	Casinos & Gaming (0.00%)
13,259	Codere Online Luxembourg S.A. Private Shares, Exp. 11/30/2026 [1]	0	1,459

Principal Amount
Short Term Investments (3.86%)
$188,617,970	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $188,690,274; (Fully Collateralized by $222,512,200 U.S. Treasury Note, 0.50% due 5/31/2027 Market value - $192,390,410)[3]	188,617,970	188,617,970

Total Investments (99.99%)		$4,229,719,270	4,886,120,847

Cash and Other Assets Less Liabilities (0.01%)			664,660

Net Assets			$4,886,785,507

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At June 30, 2023, the market value of restricted and fair valued securities amounted to $180,855,525 or 3.70% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the market value of Rule 144A securities amounted to $161,734,493 or 3.31% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	33

Baron Emerging Markets Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

Summary of Investments by Sector as of June 30, 2023	Percentage of Net Assets

Financials	20.4%

Information Technology	17.8%

Consumer Discretionary	15.6%

Industrials	12.3%

Communication Services	9.7%

Consumer Staples	8.3%

Materials	4.8%

Health Care	3.8%

Energy	2.2%

Real Estate	1.4%

Cash and Cash Equivalents*	3.9%
100.0%**

*	Includes short term investments.
**	Individual weights may not sum to 100% due to rounding.

34	See Notes to Financial Statements.

June 30, 2023	Baron Global Advantage Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (89.71%)
Argentina (8.77%)
73,496	Globant S.A.[1]	$5,218,035	$13,208,701
47,895	MercadoLibre, Inc.[1]	33,191,391	56,736,417

Total Argentina		38,409,426	69,945,118

Brazil (1.61%)
912,879	Afya Ltd., Cl A1	18,285,338	12,816,821

Canada (5.89%)
727,369	Shopify, Inc., Cl A1	27,502,905	46,988,038

China (1.46%)
743,665	Meituan Inc., Cl B, 144A1,3	8,262,512	11,661,349

India (5.49%)
422,391	Bajaj Finance Limited[3]	25,863,235	36,995,529
7,379,067	Zomato Ltd.[1,3]	12,454,605	6,770,482

Total India		38,317,840	43,766,011

Israel (1.82%)
282,931	Fiverr International Ltd.[1]	6,316,691	7,359,035
91,202	Wix.com Ltd.[1]	7,368,160	7,135,645

Total Israel		13,684,851	14,494,680

Korea, Republic of (3.83%)
1,756,384	Coupang, Inc., Cl A1	36,302,935	30,561,082

Netherlands (9.74%)
16,186	Adyen N.V., 144A1,3	16,437,273	28,028,777
61,064	argenx SE, ADR[1]	4,426,408	23,798,473
35,681	ASML Holding N.V.[3]	7,613,964	25,880,455

Total Netherlands		28,477,645	77,707,705

Poland (2.05%)
1,510,882	InPost SA1,3	22,672,231	16,397,091

Spain (0.75%)
954,019	Codere Online Luxembourg S.A.[1]	8,730,256	3,520,330
561,604	Codere Online Luxembourg, S.A. Forward Shares[1]	5,616,040	2,072,319
104,612	Codere Online Luxembourg, S.A. Founders Share[1]	910	386,018

Total Spain		14,347,206	5,978,667

United Kingdom (4.27%)
658,236	Endava plc, ADR[1]	27,092,154	34,090,043

Shares		Cost	Value
Common Stocks (continued)
United States (44.03%)
141,583	Bill.Com Holdings, Inc.[1]	$6,149,064	$16,543,974
204,952	Block, Inc.[1]	16,736,676	13,643,655
371,841	Cloudflare, Inc., Cl A1	9,123,087	24,307,246
239,770	Crowdstrike Holdings, Inc., Cl A1	20,755,016	35,215,020
282,292	Datadog, Inc., Cl A1	17,704,116	27,771,887
50,359	EPAM Systems, Inc.[1]	6,715,095	11,318,185
78,459	Illumina, Inc.[1]	23,570,455	14,710,278
146,664	NVIDIA Corp.	31,174,401	62,041,805
660,574	Rivian Automotive, Inc., Cl A1	14,000,003	11,005,163
311,753	Schrödinger, Inc.[1]	8,167,978	15,562,710
239,827	Snowflake, Inc., Cl A1	38,234,408	42,204,755
129,415	Tesla, Inc.[1]	36,323,325	33,876,964
61,399	Veeva Systems, Inc., Cl A1	6,044,262	12,140,424
636,497	ZoomInfo Technologies, Inc.[1]	18,223,378	16,160,659
100,486	Zscaler, Inc.[1]	5,331,998	14,701,102

Total United States		258,253,262	351,203,827

Total Common Stocks		531,608,305	715,610,432

Private Common Stocks (3.32%)
United States (3.32%)
252,130	Space Exploration Technologies Corp., Cl A1,2,4	11,571,518	20,384,710
75,250	Space Exploration Technologies Corp., Cl C1,2,4	3,428,124	6,083,963

Total Private Common Stocks		14,999,642	26,468,673

Private Convertible Preferred Stocks (5.23%)
India (2.93%)
9,201	Think & Learn Private Limited, Series F1,2,4	29,867,591	23,408,316

United States (2.30%)
219,321	Farmers Business Network, Inc., Series F1,2,4	7,250,006	8,413,154
80,440	Farmers Business Network, Inc., Series G1,2,4	5,000,000	5,343,629
69,926	Resident Home, Inc., Series B1[1,2,4]	4,999,968	4,567,566

Total United States		17,249,974	18,324,349

Total Private Convertible Preferred Stocks		47,117,565	41,732,665

Private Preferred Stocks (1.34%)
United States (1.34%)
461,004	GM Cruise Holdings, Cl G1,2,4	12,147,455	10,727,563

Warrants (0.02%)
Israel (0.01%)
68,986	Innovid Corp., Exp. 12/31/2027[1]	117,942	6,899
228,748	Taboola.com Ltd., Exp. 6/29/2026[1]	417,100	91,293

Total Israel		535,042	98,192

Spain (0.01%)
502,360	Codere Online Luxembourg S.A. Private Shares, Exp. 11/30/2026[1]	845,632	55,260

Total Warrants		1,380,674	153,452

See Notes to Financial Statements.	35

Baron Global Advantage Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

Principal Amount		Cost	Value
Short Term Investments (0.11%)
$897,837	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $898,181; (Fully Collateralized by $1,059,200 U.S. Treasury Note, 0.50% due 5/31/2027 Market value - $915,815)[3]	$897,837	$897,837

Total Investments (99.73%)		$608,151,478	795,590,622

Cash and Other Assets Less Liabilities (0.27%)			2,123,672

Net Assets			$797,714,294

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At June 30, 2023, the market value of restricted and fair valued securities amounted to $78,928,901 or 9.89% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the market value of Rule 144A securities amounted to $39,690,126 or 4.98% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2023	Percentage of Net Assets

Information Technology	45.3%

Consumer Discretionary	24.8%

Financials	9.9%

Health Care	8.3%

Industrials	7.6%

Communication Services	2.0%

Materials	1.7%

Cash and Cash Equivalents*	0.4%
100.0%**

*	Includes short term investments.
**	Individual weights may not sum to 100% due to rounding.

36	See Notes to Financial Statements.

June 30, 2023	Baron Real Estate Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (95.16%)
Consumer Discretionary (5.70%)
	Homebuilding (3.54%)
55,165	Toll Brothers, Inc.	$3,448,191	$4,361,897

	Hotels, Resorts & Cruise Lines (2.16%)
66,077	Travel & Leisure Co.	2,613,212	2,665,546

Total Consumer Discretionary		6,061,403	7,027,443

Financials (4.95%)
	Asset Management & Custody Banks (4.95%)
136,562	Brookfield Corp.	4,533,776	4,595,311
46,081	Brookfield Asset Management Ltd., Cl A	1,428,368	1,503,623

Total Financials		5,962,144	6,098,934

Real Estate (81.02%)
	Data Center REITs (15.12%)
66,934	Digital Realty Trust, Inc.	7,111,279	7,621,775
14,046	Equinix, Inc.	9,660,095	11,011,221

		16,771,374	18,632,996

	Health Care REITs (9.95%)
90,809	Ventas, Inc.	4,313,617	4,292,541
98,555	Welltower, Inc.	7,293,586	7,972,114

		11,607,203	12,264,655

	Industrial REITs (21.77%)
81,835	Americold Realty Trust	2,552,704	2,643,270
21,206	EastGroup Properties, Inc.	3,165,070	3,681,362
46,566	First Industrial Realty Trust, Inc.	2,465,348	2,451,234
99,788	Prologis, Inc.	11,146,551	12,237,002
90,648	Rexford Industrial Realty, Inc.	4,799,362	4,733,639
18,055	Terreno Realty Corp.	1,013,567	1,085,106

		25,142,602	26,831,613

	Multi-Family Residential REITs (8.46%)
32,375	AvalonBay Communities, Inc.	5,915,572	6,127,616
65,200	Equity Residential	4,176,778	4,301,244

		10,092,350	10,428,860

	Office REITs (1.73%)
18,743	Alexandria Real Estate Equities, Inc.	2,111,525	2,127,143

	Other Specialized REITs (1.83%)
71,829	VICI Properties, Inc.	2,345,314	2,257,585

	Retail REITs (1.54%)
85,725	Tanger Factory Outlet Centers, Inc.	1,777,722	1,891,951

	Self Storage REITs (8.19%)
67,903	CubeSmart	2,929,891	3,032,548
22,643	Extra Space Storage, Inc.	3,610,399	3,370,411
12,641	Public Storage	3,435,848	3,689,655

		9,976,138	10,092,614

	Single-Family Residential REITs (9.95%)
155,460	American Homes 4 Rent, Cl A	5,193,770	5,511,057
196,354	Invitation Homes, Inc.	6,358,835	6,754,578

		11,552,605	12,265,635

	Telecom Tower REITs (2.48%)
15,786	American Tower Corp.	3,070,148	3,061,537

Total Real Estate		94,446,981	99,854,589

Shares		Cost	Value
Common Stocks (continued)
Utilities (3.49%)
	Multi-Utilities (1.00%)
26,916	Brookfield Infrastructure Corp., Cl A2	$1,071,980	$1,226,831

	Renewable Electricity (2.49%)
97,469	Brookfield Renewable Corp., Cl A	3,007,316	3,072,223

Total Utilities		4,079,296	4,299,054

Total Common Stocks		110,549,824	117,280,020

Principal Amount
Short Term Investments (27.89%)
$34,376,419	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $34,389,597; (Fully Collateralized by $36,941,800 U.S. Treasury Note, 2.75% due 4/30/2027 Market value - $35,063,967)[3]	34,376,419	34,376,419

Total Investments (123.05%)		$144,926,243	151,656,439

Liabilities Less Cash and Other Assets (-23.05%)			(28,412,038)

Net Assets			$123,244,401

%	Represents percentage of net assets.
[1]	Foreign corporation.
[2]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	37

Baron Health Care Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (93.15%)
Health Care (93.15%)
	Biotechnology (14.53%)
40,000	Arcellx, Inc.[1]	$1,522,305	$1,264,800
11,178	argenx SE, ADR[1,2]	2,365,060	4,356,402
40,000	Cytokinetics, Incorporated[1]	1,522,196	1,304,800
25,000	Genmab A/S, ADR[1,2]	865,084	950,250
30,000	Inhibrx, Inc.[1]	783,883	778,800
65,700	Legend Biotech Corp., ADR[1,2]	3,717,054	4,535,271
8,600	Moderna, Inc.[1]	1,112,898	1,044,900
226,000	Rocket Pharmaceuticals, Inc.[1]	4,211,043	4,490,620
23,000	Vertex Pharmaceuticals, Incorporated[1]	5,946,486	8,093,930
100,100	Xenon Pharmaceuticals, Inc.[1,2]	3,651,406	3,853,850

		25,697,415	30,673,623

	Health Care Distributors (1.98%)
9,800	McKesson Corp.	2,206,216	4,187,638

	Health Care Equipment (19.00%)
24,362	Abbott Laboratories	2,641,070	2,655,945
78,000	Boston Scientific Corp.[1]	4,094,960	4,219,020
60,624	DexCom, Inc.[1]	6,303,652	7,790,790
6,995	IDEXX Laboratories, Inc.[1]	2,933,296	3,513,099
19,736	Inspire Medical Systems, Inc.[1]	3,262,019	6,407,095
9,565	Insulet Corp.[1]	2,270,026	2,757,972
30,233	Intuitive Surgical, Inc.[1]	7,267,519	10,337,872
1,387,480	Opsens, Inc. (Canada)[1,2]	2,019,084	1,707,185
2,500	Shockwave Medical, Inc.[1]	114,375	713,525

		30,906,001	40,102,503

	Health Care Facilities (2.63%)
18,300	HCA Healthcare, Inc.	4,144,546	5,553,684

	Health Care Supplies (4.20%)
128,000	Neogen Corp.[1]	2,420,635	2,784,000
15,850	The Cooper Companies, Inc.	5,478,798	6,077,365

		7,899,433	8,861,365

	Health Care Technology (2.17%)
15,000	Schrödinger, Inc.[1]	312,233	748,800
19,350	Veeva Systems, Inc., Cl A1	3,746,902	3,826,075

		4,059,135	4,574,875

	Life Sciences Tools & Services (18.71%)
49,000	Bio-Techne Corporation	3,919,444	3,999,870
8,200	Danaher Corp.	2,190,367	1,968,000
59,000	Exact Sciences Corp.[1,3]	4,277,531	5,540,100
18,200	ICON plc[1,2]	3,689,560	4,553,640
5,700	Illumina, Inc.[1]	1,111,800	1,068,693
3,610	Mettler-Toledo International, Inc.[1]	4,090,788	4,735,020
9,000	Repligen Corp.[1]	1,491,499	1,273,140
81,631	Stevanato Group SpA[2]	1,923,580	2,643,212
17,749	Thermo Fisher Scientific, Inc.	8,573,805	9,260,541
11,650	West Pharmaceutical Services, Inc.	3,438,733	4,455,775

		34,707,107	39,497,991

	Managed Health Care (12.50%)
9,400	Elevance Health, Inc.	4,193,554	4,176,326
9,250	Humana, Inc.	3,985,880	4,135,953
37,572	UnitedHealth Group, Incorporated	13,933,454	18,058,606

		22,112,888	26,370,885

	Pharmaceuticals (17.43%)
70,000	AstraZeneca PLC, ADR[2]	4,241,934	5,009,900
34,592	Eli Lilly & Co.	8,224,141	16,222,956
87,400	Merck & Co., Inc.	8,188,605	10,085,086
31,700	Zoetis, Inc.	4,884,224	5,459,057

		25,538,904	36,776,999

Total Common Stocks		157,271,645	196,599,563

Principal Amount		Cost	Value
Short Term Investments (7.00%)
$14,773,131	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $14,778,794; (Fully Collateralized by $15,875,600 U.S. Treasury Note, 2.75% due 4/30/2027 Market value - $15,068,608)[4]	$14,773,131	$14,773,131

Total Investments (100.15%)		$172,044,776	211,372,694

Liabilities Less Cash and Other Assets (-0.15%)			(324,025)

Net Assets			$211,048,669

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

38	See Notes to Financial Statements.

June 30, 2023	Baron FinTech Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (97.96%)
Consumer Discretionary (3.17%)
	Broadline Retail (3.17%)
1,400	MercadoLibre, Inc.[1]	$2,084,586	$1,658,440

Financials (64.70%)
	Asset Management & Custody Banks (2.77%)
2,100	BlackRock, Inc.	1,722,341	1,451,394

	Diversified Banks (1.51%)
100,000	NU Holdings Ltd.[1,2]	777,243	789,000

	Diversified Financial Services (3.16%)
21,500	Apollo Global Management, Inc.	1,561,647	1,651,415

	Financial Exchanges & Data (18.96%)
5,600	CME Group, Inc.	1,170,111	1,037,624
3,700	FactSet Research Systems, Inc.	1,549,393	1,482,405
1,500	MarketAxess Holdings, Inc.	634,150	392,130
4,300	Moody’s Corp.	1,526,122	1,495,196
3,500	MSCI, Inc.	1,590,336	1,642,515
6,500	S&P Global, Inc.	2,561,753	2,605,785
18,400	Tradeweb Markets, Inc., Cl A	1,527,602	1,260,032

		10,559,467	9,915,687

	Insurance Brokers (0.57%)
12,000	BRP Group, Inc., Cl A1	354,028	297,360

	Investment Banking & Brokerage (8.39%)
11,000	Houlihan Lokey, Inc.	843,251	1,081,410
10,000	Interactive Brokers Group, Inc., Cl A	796,800	830,700
8,000	LPL Financial Holdings, Inc.	1,382,247	1,739,440
13,000	The Charles Schwab Corp.	972,540	736,840

		3,994,838	4,388,390

	Property & Casualty Insurance (5.02%)
2,600	Kinsale Capital Group, Inc.	458,703	972,920
12,500	The Progressive Corp.	1,526,406	1,654,625

		1,985,109	2,627,545

	Transaction & Payment Processing Services (24.32%)
600	Adyen N.V., 144A (Netherlands)[1,2,3]	1,306,285	1,039,001
14,000	Block, Inc.[1]	2,535,138	931,980
13,300	Fiserv, Inc.[1]	1,422,963	1,677,795
8,700	Global Payments, Inc.	1,121,903	857,124
5,700	Jack Henry & Associates, Inc.	948,461	953,781
6,700	MasterCard, Incorporated, Cl A	2,318,807	2,635,110
14,000	Paymentus Holdings, Inc., Cl A1	325,901	147,840
14,000	Repay Holdings Corporation [1]	275,620	109,620
11,300	Visa, Inc., Cl A	2,405,621	2,683,524
3,300	WEX, Inc.[1]	656,987	600,831
130,000	Wise PLC, Cl A (United Kingdom)[1,2,3]	1,518,203	1,086,615

		14,835,889	12,723,221

Total Financials		35,790,562	33,844,012

Industrials (6.27%)
	Research & Consulting Services (6.27%)
3,800	Equifax, Inc.	822,593	894,140
12,000	TransUnion	1,163,025	939,960
6,400	Verisk Analytics, Inc.	1,229,237	1,446,592

Total Industrials		3,214,855	3,280,692

Shares		Cost	Value
Common Stocks (continued)
Information Technology (22.12%)
	Application Software (12.63%)
12,000	Alkami Technology, Inc.[1]	$304,549	$196,680
4,400	Bill.Com Holdings, Inc.[1]	529,611	514,140
20,000	Clearwater Analytics Holdings, Inc., Cl A1	484,321	317,400
12,000	Expensify, Inc., Cl A1	347,818	95,760
2,300	Fair Isaac Corp.[1]	1,088,254	1,861,183
12,500	Guidewire Software, Inc.[1]	1,403,950	951,000
5,300	Intuit, Inc.	2,061,712	2,428,407
8,000	nCino, Inc.[1]	580,526	240,960

		6,800,741	6,605,530

	Internet Services & Infrastructure (1.48%)
12,000	Shopify, Inc., Cl A1,2	1,697,734	775,200

	IT Consulting & Other Services (8.01%)
6,000	Accenture plc, Cl A2	1,727,112	1,851,480
35,000	CI&T, Inc., Cl A1,2	517,710	219,450
19,000	Endava plc, ADR [1,2]	1,366,853	984,010
6,300	Globant S.A. [1,2]	1,572,878	1,132,236

		5,184,553	4,187,176

Total Information Technology		13,683,028	11,567,906

Real Estate (1.70%)
	Real Estate Services (1.70%)
10,000	CoStar Group, Inc. [1]	863,803	890,000

Total Common Stocks		55,636,834	51,241,050

Principal Amount
Short Term Investments (3.63%)
$1,900,429	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $1,901,157; (Fully Collateralized by $2,242,000 U.S. Treasury Note, 0.50% due 5/31/2027 Market value - $1,938,497)[3]	1,900,429	1,900,429

Total Investments (101.59%)		$57,537,263	53,141,479

Liabilities Less Cash and Other Assets (-1.59%)			(833,630)

Net Assets			$52,307,849

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the market value of Rule 144A securities amounted to $1,039,001 or 1.99% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	39

Baron New Asia Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (94.97%)
China (29.95%)
1,920	Alibaba Group Holding Limited, ADR[1]	$224,094	$160,032
244	Baidu, Inc., ADR[1]	37,056	33,406
838	Baidu, Inc., Cl A1,3	13,648	14,293
15,075	China Mengniu Dairy Co. Ltd.[1,3]	59,004	56,973
17,824	Estun Automation Co. Ltd., Cl A3	70,356	68,932
7,857	Full Truck Alliance Co. Ltd., ADR[1]	56,775	48,870
8,937	Galaxy Entertainment Group Ltd.[1,3]	59,000	56,935
7,924	Glodon Co. Ltd., Cl A3	44,223	35,495
964	Hangzhou Tigermed Consulting Co. Ltd., Cl A1,3	19,895	8,579
1,178	JD.com, Inc., ADR	72,320	40,205
167	JD.com, Inc., Cl A3	3,908	2,848
6,734	Jiangsu Hengli Hydraulic Co. Ltd., Cl A3	59,499	59,718
1,881	Kanzhun Ltd., ADR[1]	32,877	28,309
36,746	Kingdee International Software Group Co. Ltd.[1,3]	72,959	49,344
16,190	Kingsoft Corp. Ltd.[3]	71,799	63,992
10,669	Lufax Holding Ltd., ADR	39,498	15,257
6,065	Midea Group Co., Ltd., Cl A3	63,214	49,301
12,394	NARI Technology Co. Ltd., Cl A3	45,176	39,467
1,136	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	57,856	47,010
4,478	Tencent Holdings Limited, ADR	238,232	190,270
9,456	Venustech Group, Inc., Cl A3	39,717	38,818
2,389	Wuliangye Yibin Co. Ltd., Cl A3	67,998	53,933
1,592	Yum China Holdings, Inc.[3]	93,074	90,195
5,094	Yunnan Baiyao Group Co. Ltd., Cl A3	49,907	36,842
1,057	Zai Lab Limited, ADR[1]	73,834	29,311

Total China		1,665,919	1,318,335

France (0.73%)
145	Pernod Ricard SA3	32,489	32,041

Hong Kong (4.09%)
6,864	AIA Group Ltd.[3]	75,289	69,714
20,259	Budweiser Brewing Co. APAC Ltd., 144A3	56,640	52,423
735	Hong Kong Exchanges & Clearing Ltd.[3]	41,763	27,849
2,755	Techtronic Industries Co. Ltd.[3]	44,656	30,128

Total Hong Kong		218,348	180,114

India (32.73%)
3,704	360 ONE WAM Ltd.[3]	20,342	20,582
3,447	Aarti Industries Ltd.[3]	39,147	21,202
8,019	Aarti Pharmalabs Ltd.[1,2]	34,869	36,260
1,359	Amber Enterprises India Ltd.[1,3]	45,944	37,444
402	Apollo Hospitals Enterprise Ltd.[3]	26,281	25,023
1,533	Bajaj Finance Limited[3]	131,995	134,269
6,677	Bharti Airtel Ltd.[3]	61,307	71,622
621	Divi’s Laboratories Ltd.[3]	42,040	27,174
552	Dixon Technologies India Ltd.[3]	33,083	29,601
7,042	Godrej Consumer Products Ltd.[1,3]	87,152	92,916
2,914	Godrej Properties Ltd.[1,3]	59,319	55,856
6,156	HDFC Bank Ltd.[3]	123,420	127,754
1,669	Hindustan Unilever Ltd.[3]	52,956	54,568
36,398	JM Financial Limited[3]	32,825	32,674
4,248	Jubilant FoodWorks Ltd.[3]	41,319	26,023

Shares		Cost	Value
Common Stocks (continued)

India (continued)
2,538	Max Financial Services Ltd.[1,3]	$37,467	$25,125
4,638	Max Healthcare Institute Ltd.[1,3]	32,674	33,937
2,249	Neogen Chemicals Ltd.[3]	34,982	44,348
526	PI Industries Ltd.[3]	23,063	25,184
3,394	Reliance Industries Limited[3]	105,952	105,795
4,488	SBI Life Insurance Company Limited, 144A3	72,504	71,601
3,612	Tata Communications Ltd.[3]	63,950	70,356
493	Tata Consultancy Services Ltd.[3]	20,845	19,921
4,298	Tata Consumer Products Ltd.[3]	43,687	45,190
1,851	Titan Co. Ltd.[3]	56,095	68,921
2,601	Trent Ltd.[3]	49,601	56,029
575	Tube Investments of India Ltd.[3]	20,461	22,303
64,059	Zomato Ltd.[1,3]	68,822	58,776

Total India		1,462,102	1,440,454

Indonesia (2.13%)
226,900	Bank Rakyat Indonesia (Persero) Tbk PT3	66,793	82,839
18,000	PT Bank Negara Indonesia (Persero) Tbk[3]	10,375	11,044

Total Indonesia		77,168	93,883

Japan (3.80%)
440	Hoya Corp.[3]	61,199	52,653
166	Keyence Corporation[3]	94,244	78,876
249	Tokyo Electron Limited[3]	36,124	35,863

Total Japan		191,567	167,392

Korea, Republic of (12.03%)
3,374	Coupang, Inc., Cl A1	47,753	58,708
543	HD Hyundai Heavy Industries Co. Ltd., (formerly, Hyundai Heavy Industries Co. Ltd.)[1,3]	45,856	54,571
1,061	HD Korea Shipbuilding & Offshore Engineering Co. Ltd., (formerly, Korea Shipbuilding & Offshore Engineering Co. Ltd.)[1,3]	85,082	94,318
872	Korea Aerospace Industries Ltd.[3]	29,592	35,415
40	LG Chem Ltd.[3]	22,927	20,362
4,062	Samsung Electronics Co., Ltd.[3]	225,446	223,667
47	Samsung SDI Co. Ltd.[3]	26,799	24,000
210	SK Hynix, Inc.[3]	17,429	18,451

Total Korea, Republic of		500,884	529,492

Taiwan (9.51%)
648	Airtac International Group[3]	22,718	21,415
6,628	Delta Electronics, Inc.[3]	56,728	73,454
1,771	Silergy Corp.[3]	45,236	22,062
2,987	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	305,297	301,448

Total Taiwan		429,979	418,379

Total Common Stocks		4,578,456	4,180,090

40	See Notes to Financial Statements.

June 30, 2023	Baron New Asia Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

Principal Amount		Cost	Value
Short Term Investments (5.38%)

$236,578	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $236,669; (Fully Collateralized by $279,100 U.S. Treasury Note, 0.50% due 5/31/2027 Market value - $241,318)[3]	$236,578	$236,578

Total Investments (100.35%)		$4,815,034	4,416,668

Liabilities Less Cash and Other Assets (-0.35%)			(15,581)

Net Assets			$4,401,087

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the market value of Rule 144A securities amounted to $124,024 or 2.82% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2023	Percentage of Net Assets

Information Technology	20.9%

Consumer Discretionary	17.2%

Financials	14.1%

Communication Services	10.7%

Industrials	10.3%

Consumer Staples	8.8%

Health Care	6.7%

Materials	2.5%

Energy	2.4%

Real Estate	1.3%

Cash and Cash Equivalents*	5.0%
100.0%**

*	Includes short term investments.
**	Individual weights may not sum to 100% due to rounding.

See Notes to Financial Statements.	41

Baron Technology Fund	June 30, 2023

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Common Stocks (97.09%)
Communication Services (10.42%)
	Advertising (1.06%)
766	The Trade Desk, Inc., Cl A1	$60,062	$59,151

	Interactive Media & Services (9.36%)
1,097	Meta Platforms, Inc., Cl A1	206,220	314,817
2,166	Pinterest, Inc., Cl A1	53,253	59,218
1,183	Tencent Holdings Ltd. (Hong Kong)[2,5]	55,932	50,161
3,824	ZoomInfo Technologies, Inc.[1]	147,405	97,091

		462,810	521,287

Total Communication Services		522,872	580,438

Consumer Discretionary (18.94%)
	Automobile Manufacturers (7.19%)
4,000	Rivian Automotive, Inc., Cl A1	59,041	66,640
1,275	Tesla, Inc.[1]	314,744	333,757

		373,785	400,397

	Automotive Parts & Equipment (0.91%)
1,316	Mobileye Global, Inc., Cl A1	51,621	50,561

	Broadline Retail (9.59%)
4,098	Amazon.com, Inc.[1]	586,408	534,215

	Hotels, Resorts & Cruise Lines (1.25%)
9,750	eDreams ODIGEO SA (Spain)[1,2,5]	85,429	69,922

Total Consumer Discretionary		1,097,243	1,055,095

Financials (3.60%)
	Transaction & Payment Processing Services (3.60%)
257	MasterCard, Incorporated, Cl A	95,521	101,078
419	Visa, Inc., Cl A	92,823	99,504

Total Financials		188,344	200,582

Industrials (2.15%)
	Human Resource & Employment Services (2.15%)
1,793	Ceridian HCM Holding, Inc.[1]	152,653	120,077

Information Technology (59.90%)
	Application Software (11.10%)
207	Atlassian Corp. Ltd., Cl A1	62,227	34,737
1,198	Gitlab, Inc., Cl A1,4	48,234	61,230
192	HubSpot, Inc.[1]	102,787	102,161
232	Intuit, Inc.	129,080	106,300
324	ServiceNow, Inc.[1,4]	178,280	182,078
585	Workday, Inc., Cl A1	127,503	132,146

		648,111	618,652

	Electronic Equipment & Instruments (1.28%)
2,161	PAR Technology Corp.[1]	96,368	71,162

	Internet Services & Infrastructure (1.62%)
1,396	Shopify, Inc., Cl A1,2	123,741	90,182

	IT Consulting & Other Services (1.55%)
246	Gartner, Inc.[1]	79,626	86,176

	Semiconductor Materials & Equipment (4.50%)
196	ASML Holding N.V.[2]	128,731	142,051
169	Lam Research Corp.	106,561	108,643

		235,292	250,694

Shares		Cost	Value
Common Stocks (continued)

Information Technology (continued)

	Semiconductors (22.61%)
1,710	Advanced Micro Devices, Inc.[1]	$185,753	$194,786
131	Broadcom, Inc.	84,917	113,633
10,638	indie Semiconductor, Inc., Cl A1	78,938	99,997
2,506	Marvell Technology, Inc.	121,611	149,809
154	Monolithic Power Systems, Inc.	65,890	83,196
1,065	NVIDIA Corp.	279,195	450,516
4,439	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)[2,5]	96,403	82,003
849	Taiwan Semiconductor Manufacturing Co., Ltd., ADR[2]	75,736	85,681

		988,443	1,259,621

	Systems Software (14.89%)
1,526	Cloudflare, Inc., Cl A [1,4]	76,810	99,754
618	Crowdstrike Holdings, Inc., Cl A1	107,635	90,766
981	Datadog, Inc., Cl A1,4	99,982	96,511
1,581	Microsoft Corporation	505,974	538,394
2,508	WANdisco plc[1,2,3,6]	40,876	4,172

		831,277	829,597

	Technology Hardware, Storage & Peripherals (2.35%)
674	Apple, Inc.	98,264	130,736

Total Information Technology		3,101,122	3,336,820

Real Estate (2.08%)
	Real Estate Services (2.08%)
1,301	CoStar Group, Inc.[1]	99,150	115,789

Total Common Stocks		5,161,384	5,408,801

Principal Amount
Short Term Investments (3.10%)
$172,976	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2023, 4.60% due 7/3/2023; Proceeds at maturity $173,042; (Fully Collateralized by $185,900 U.S. Treasury Note, 2.75% due 4/30/2027 Market value - $176,450)[5]	172,976	172,976

Total Investments (100.19%)		$5,334,360	5,581,777

Liabilities Less Cash and Other Assets (-0.19%)			(10,785)

Net Assets			$5,570,992

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At June 30, 2023, the market value of restricted and fair valued securities amounted to $4,172 or 0.07% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

42	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*	$7,850,149,361	$1,035,968,593	$494,454,275	$1,520,190,611
Repurchase agreements, at value**	6,408,375	44,066,834	33,453,450	43,911,167

Total investments, at value	7,856,557,736	1,080,035,427	527,907,725	1,564,101,778
Foreign currency, at value†	—	—	34,498	—
Cash	—	—	—	—
Receivable for capital shares sold	11,003,847	9,375,333	2,545,458	5,533,109
Dividends and interest receivable	2,301,369	834,801	963,556	1,100,774
Prepaid expenses	239,487	8,037	5,304	13,968
Receivable for securities sold	—	—	1,598,966	—

	7,870,102,439	1,090,253,598	533,055,507	1,570,749,629

Liabilities:
Payable for borrowings against line of credit	936,000,000	—	—	—
Due to custodian bank	5,964,000	884,625	376,000	980,588
Payable for capital shares redeemed	3,330,544	1,354,839	2,453,381	1,646,227
Investment advisory fees payable (Note 4)	956	417	536	673
Distribution fees payable (Note 4)	119	497	291	505
Payable for securities purchased	—	—	6,287,879	4,154,596
Accrued capital gains taxes	—	—	631,741	—
Other accrued expenses and other payables	5,091,300	57,953	113,822	188,531

	950,386,919	2,298,331	9,863,650	6,971,120

Net Assets	$6,919,715,520	$1,087,955,267	$523,191,857	$1,563,778,509

Net Assets consist of:
Paid-in capital	$1,270,519,719	$730,486,271	$497,438,236	$1,364,631,818
Distributable earnings/(losses)	5,649,195,801	357,468,996	25,753,621	199,146,691

Net Assets	$6,919,715,520	$1,087,955,267	$523,191,857	$1,563,778,509

Retail Shares:
Net Assets	$3,004,856,521	$255,120,892	$78,107,193	$363,287,778
Shares Outstanding ($0.01 par value; indefinite shares authorized)	18,916,086	7,265,050	3,061,388	11,354,488

Net Asset Value Per Share	$158.85	$35.12	$25.51	$32.00

Institutional Shares:
Net Assets	$3,398,483,740	$519,295,154	$323,953,109	$1,167,907,878
Shares Outstanding ($0.01 par value; indefinite shares authorized)	20,572,990	14,169,706	12,423,991	35,350,867

Net Asset Value Per Share	$165.19	$36.65	$26.07	$33.04

R6 Shares:
Net Assets	$516,375,259	$313,539,221	$121,131,555	$32,582,853
Shares Outstanding ($0.01 par value; indefinite shares authorized)	3,126,398	8,548,212	4,648,180	986,289

Net Asset Value Per Share	$165.17	$36.68	$26.06	$33.04

*Investments in securities, at cost	$1,758,485,633	$596,618,313	$410,018,249	$1,198,453,899
**Repurchase agreements, at cost	6,408,375	44,066,834	33,453,450	43,911,167

Total investments, at cost	$1,764,894,008	$640,685,147	$443,471,699	$1,242,365,066

†Foreign currency, at cost:	$—	$—	$34,362	$—

See Notes to Financial Statements.	43

Baron Select Funds	June 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Assets:
Investments in securities, at value*	$4,697,502,877	$794,692,785	$117,280,020	$196,599,563
Repurchase agreements, at value**	188,617,970	897,837	34,376,419	14,773,131

Total investments, at value	4,886,120,847	795,590,622	151,656,439	211,372,694
Foreign currency, at value†	472,064	—	—	7,144
Cash	—	—	6,880	—
Receivable for capital shares sold	3,755,118	898,801	4,219,614	673,918
Dividends and interest receivable	8,783,333	123,687	265,983	115,680
Prepaid expenses	49,691	8,149	807	2,345
Receivable for securities sold	10,051,523	3,265,981	507,334	421,955

	4,909,232,576	799,887,240	156,657,057	212,593,736

Liabilities:
Payable for borrowings against line of credit	—	—	—	—
Due to custodian bank	4,090,000	592,000	—	124,000
Payable for capital shares redeemed	3,262,664	1,194,529	150,153	316,350
Investment advisory fees payable (Note 4)	466	351	364	881
Distribution fees payable (Note 4)	286	668	909	209
Payable for securities purchased	2,012,938	—	33,200,371	1,043,465
Accrued capital gains taxes	11,531,385	108,120	—	—
Other accrued expenses and other payables	1,549,330	277,278	60,859	60,162

	22,447,069	2,172,946	33,412,656	1,545,067

Net Assets	$4,886,785,507	$797,714,294	$123,244,401	$211,048,669

Net Assets consist of:
Paid-in capital	$5,491,111,730	$1,027,508,460	$138,246,317	$209,394,899
Distributable earnings/(losses)	(604,326,223)	(229,794,166)	(15,001,916)	1,653,770

Net Assets	$4,886,785,507	$797,714,294	$123,244,401	$211,048,669

Retail Shares:
Net Assets	$279,636,930	$227,094,457	$14,273,916	$52,308,388
Shares Outstanding ($0.01 par value; indefinite shares authorized)	20,278,323	7,967,998	1,053,177	2,814,146

Net Asset Value Per Share	$13.79	$28.50	$13.55	$18.59

Institutional Shares:
Net Assets	$4,596,900,598	$560,318,762	$108,271,683	$152,908,705
Shares Outstanding ($0.01 par value; indefinite shares authorized)	330,652,757	19,186,937	7,893,050	8,118,596

Net Asset Value Per Share	$13.90	$29.20	$13.72	$18.83

R6 Shares:
Net Assets	$10,247,979	$10,301,075	$698,802	$5,831,576
Shares Outstanding ($0.01 par value; indefinite shares authorized)	736,798	352,534	50,989	309,733

Net Asset Value Per Share	$13.91	$29.22	$13.70	$18.83

*Investments in securities, at cost	$4,041,101,300	$607,253,641	$110,549,824	$157,271,645
**Repurchase agreements, at cost	188,617,970	897,837	34,376,419	14,773,131

Total investments, at cost	$4,229,719,270	$608,151,478	$144,926,243	$172,044,776

†Foreign currency, at cost:	$471,968	$—	$—	$7,015

44	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Assets:
Investments in securities, at value*	$51,241,050	$4,180,090	$5,408,801
Repurchase agreements, at value**	1,900,429	236,578	172,976

Total investments, at value	53,141,479	4,416,668	5,581,777
Foreign currency, at value†	—	17,607	946
Cash	—	—	—
Receivable for capital shares sold	48,985	17,227	51,163
Dividends and interest receivable	243	6,824	1,077
Prepaid expenses	455	41	36
Receivable for securities sold	—	14,985	—

	53,191,162	4,473,352	5,634,999

Liabilities:
Payable for borrowings against line of credit	—	—	—
Due to custodian bank	32,000	—	1,000
Payable for capital shares redeemed	5,234	3,544	—
Investment advisory fees payable (Note 4)	730	—	725
Distribution fees payable (Note 4)	301	472	192
Payable for securities purchased	789,822	—	—
Accrued capital gains taxes	—	10,501	—
Other accrued expenses and other payables	55,226	57,748	62,090

	883,313	72,265	64,007

Net Assets	$52,307,849	$4,401,087	$5,570,992

Net Assets consist of:
Paid-in capital	$62,178,400	$5,429,694	$6,151,487
Distributable earnings/(losses)	(9,870,551)	(1,028,607)	(580,495)

Net Assets	$52,307,849	$4,401,087	$5,570,992

Retail Shares:
Net Assets	$6,694,494	$1,023,699	$2,488,342
Shares Outstanding ($0.01 par value; indefinite shares authorized)	547,444	131,773	314,181

Net Asset Value Per Share	$12.23	$7.77	$7.92

Institutional Shares:
Net Assets	$36,749,399	$1,604,601	$790,921
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,980,164	205,618	99,300

Net Asset Value Per Share	$12.33	$7.80	$7.96

R6 Shares:
Net Assets	$8,863,956	$1,772,787	$2,291,729
Shares Outstanding ($0.01 par value; indefinite shares authorized)	718,727	226,979	288,407

Net Asset Value Per Share	$12.33	$7.81	$7.95

*Investments in securities, at cost	$55,636,834	$4,578,456	$5,161,384
**Repurchase agreements, at cost	1,900,429	236,578	172,976

Total investments, at cost	$57,537,263	$4,815,034	$5,334,360

†Foreign currency, at cost:	$—	$17,743	$962

See Notes to Financial Statements.	45

Baron Select Funds	June 30, 2023

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2023

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income(loss):
Income:
Dividends	$15,933,115	$3,212,759	$4,658,648	$10,169,185
Interest	6,672	845,008	750,263	2,021,941
Miscellaneous Income	—	—	—	—
Foreign taxes withheld on dividends	(17,700)	—	(462,212)	(108,130)

Total income	15,922,087	4,057,767	4,946,699	12,082,996

Expenses:
Investment advisory fees (Note 4)	28,529,140	4,410,677	2,199,885	7,068,722
Distribution fees — Retail Shares (Note 4)	3,139,085	264,314	87,816	425,980
Shareholder servicing agent fees and expenses — Retail Shares	91,700	20,260	9,800	20,175
Shareholder servicing agent fees and expenses — Institutional Shares	44,880	12,780	11,594	22,526
Shareholder servicing agent fees and expenses — R6 Shares	9,589	6,368	2,620	641
Reports to shareholders	316,050	57,780	42,870	180,670
Line of credit fees	288,751	8,845	4,232	11,526
Trustee fees and expenses (Note 4)	161,489	24,590	14,579	40,616
Registration and filing fees	132,600	60,150	39,840	58,580
Professional fees	130,090	30,970	29,077	28,970
Custodian and fund accounting fees	93,808	18,991	69,085	13,354
Insurance expense	43,815	6,140	3,728	11,180
Administration fees	31,194	23,526	22,986	24,224
Miscellaneous expenses	2,400	2,450	2,450	2,450

Total operating expenses	33,014,591	4,947,841	2,540,562	7,909,614

Interest expense on borrowings	28,221,530	—	—	—

Total gross expenses	61,236,121	4,947,841	2,540,562	7,909,614
Management fees waived/expenses reimbursed — Retail Shares (Note 4)	—	—	(17,677)	—
Management fees waived/expenses reimbursed — Institutional Shares (Note 4)	—	—	(44,925)	—
Management fees waived/expenses reimbursed — R6 Shares (Note 4)	—	—	(14,959)	—

Total net expenses	61,236,121	4,947,841	2,463,001	7,909,614

Net investment income (loss)	(45,314,034)	(890,074)	2,483,698	4,173,382

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold	(105,406,209)	(979,810)	(11,006,805)[1]	15,046,753
Net realized gain (loss) on foreign currency transactions	(1,517)	—	(43,789)	7,271
Change in net unrealized appreciation (depreciation) of:
Investments	2,193,627,364	181,841,945	43,888,996 [2]	177,492,566
Foreign currency translations	—	—	7,128	—

Net gain (loss) on investments	2,088,219,638	180,862,135	32,845,530	192,546,590

Net increase (decrease) in net assets resulting from operations	$2,042,905,604	$179,972,061	$35,329,228	$196,719,972

[1]	Net of realized foreign capital gains tax of $224,783.
[2]	Increase in accrued foreign capital gains tax payable of $20,847.

46	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2023

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Investment income(loss):
Income:
Dividends	$51,393,604	$289,905	$1,280,132	$704,232
Interest	5,379,286	44,633	52,659	309,244
Miscellaneous Income	1,885	—	—	—
Foreign taxes withheld on dividends	(5,635,042)	(49,449)	(15,772)	(362)

Total income	51,139,733	285,089	1,317,019	1,013,114

Expenses:
Investment advisory fees (Note 4)	24,279,260	3,346,353	307,734	768,211
Distribution fees — Retail Shares (Note 4)	348,389	278,351	17,478	64,449
Shareholder servicing agent fees and expenses — Retail Shares	15,565	12,995	7,649	24,670
Shareholder servicing agent fees and expenses — Institutional Shares	68,180	12,358	6,527	7,374
Shareholder servicing agent fees and expenses — R6 Shares	229	223	15	126
Reports to shareholders	900,500	125,560	14,712	26,530
Line of credit fees	34,150	3,926	579	1,981
Trustee fees and expenses (Note 4)	142,897	23,352	2,396	6,044
Registration and filing fees	114,900	70,600	24,960	44,020
Professional fees	169,180	76,120	32,103	26,573
Custodian and fund accounting fees	1,370,918	63,950	5,258	7,642
Insurance expense	42,278	7,599	714	1,396
Administration fees	30,144	22,764	22,292	22,442
Miscellaneous expenses	2,585	2,450	2,458	2,557

Total operating expenses	27,519,175	4,046,601	444,875	1,004,015

Interest expense on borrowings	—	35,350	—	—

Total gross expenses	27,519,175	4,081,951	444,875	1,004,015
Management fees waived/expenses reimbursed — Retail Shares (Note 4)	—	(69,241)	(21,982)	(33,852)
Management fees waived/expenses reimbursed — Institutional Shares (Note 4)	—	(153,039)	(76,466)	(33,933)
Management fees waived/expenses reimbursed — R6 Shares (Note 4)	—	(2,773)	(699)	(1,142)

Total net expenses	27,519,175	3,856,898	345,728	935,088

Net investment income (loss)	23,620,558	(3,571,809)	971,291	78,026

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold	(93,704,191)[1]	(88,287,778)	(838,499)	587,557
Net realized gain (loss) on foreign currency transactions	(698,356)	(16,851)	(793)	(6)
Change in net unrealized appreciation (depreciation) of:
Investments	374,834,723 [2]	211,903,509 [3]	6,478,262	9,614,323
Foreign currency translations	(4,233)	(302)	—	129

Net gain (loss) on investments	280,427,943	123,598,578	5,638,970	10,202,003

Net increase (decrease) in net assets resulting from operations	$304,048,501	$120,026,769	$6,610,261	$10,280,029

[1]	Net of realized foreign capital gains tax of $4,245,484.
[2]	Increase in accrued foreign capital gains tax payable of $2,014,919.
[3]	Decrease in accrued foreign capital gains tax payable of $1,792,778.

See Notes to Financial Statements.	47

Baron Select Funds	June 30, 2023

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2023

	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Investment income(loss):
Income:
Dividends	$154,476	$36,516	$8,190
Interest	36,925	7,281	1,814
Miscellaneous Income	—	—	—
Foreign taxes withheld on dividends	—	(4,297)	(422)

Total income	191,401	39,500	9,582

Expenses:
Investment advisory fees (Note 4)	182,396	20,491	16,603
Distribution fees — Retail Shares (Note 4)	8,368	1,259	2,172
Shareholder servicing agent fees and expenses — Retail Shares	7,124	2,268	7,350
Shareholder servicing agent fees and expenses — Institutional Shares	5,853	5,237	5,272
Shareholder servicing agent fees and expenses — R6 Shares	185	36	40
Reports to shareholders	5,769	2,513	2,914
Line of credit fees	314	45	45
Trustee fees and expenses (Note 4)	1,311	117	113
Registration and filing fees	20,470	13,980	24,440
Professional fees	24,740	29,230	20,680
Custodian and fund accounting fees	6,618	30,964	4,318
Insurance expense	406	32	29
Administration fees	22,112	22,292	19,474
Miscellaneous expenses	2,458	2,446	2,458

Total operating expenses	288,124	130,910	105,908

Interest expense on borrowings	—	—	—

Total gross expenses	288,124	130,910	105,908
Management fees waived/expenses reimbursed — Retail Shares (Note 4)	(14,570)	(26,164)	(36,901)
Management fees waived/expenses reimbursed — Institutional Shares (Note 4)	(39,232)	(41,184)	(16,759)
Management fees waived/expenses reimbursed — R6 Shares (Note 4)	(9,359)	(37,720)	(30,360)

Total net expenses	224,963	25,842	21,888

Net investment income (loss)	(33,562)	13,658	(12,306)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold	(856,556)	(140,406)	(378,458)
Net realized gain (loss) on foreign currency transactions	732	(1,181)	(67)
Change in net unrealized appreciation (depreciation) of
Investments	5,423,483	330,322 [1]	1,887,795
Foreign currency translations	—	(137)	(20)

Net gain (loss) on investments	4,567,659	188,598	1,509,250

Net increase (decrease) in net assets resulting from operations	$4,534,097	$202,256	$1,496,944

[1]	Increase in accrued foreign capital gains tax payable of $9,276.

48	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(45,314,034)	$(75,381,774)	$(890,074)	$(3,984,029)	$2,483,698	$1,477,513
Net realized gain (loss)	(105,407,726)	(265,006,363)	(979,810)	(80,011,397)	(11,050,594)	(34,611,408)
Change in net unrealized appreciation (depreciation)	2,193,627,364	(3,339,810,395)	181,841,945	(171,073,560)	43,896,124	(172,726,384)
Voluntary payment from Adviser (Note 4)	—	—	—	—	—	—

Increase (decrease) in net assets resulting from operations	2,042,905,604	(3,680,198,532)	179,972,061	(255,068,986)	35,329,228	(205,860,279)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	—	(68,063,872)	—	(18,933,575)	—	(915,413)
Distributable earnings — Institutional Shares	—	(72,259,596)	—	(29,459,747)	—	(3,986,597)
Distributable earnings — R6 Shares	—	(10,782,528)	—	(26,677,072)	—	(1,368,153)

Decrease in net assets from distributions to shareholders	—	(151,105,996)	—	(75,070,394)	—	(6,270,163)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	162,122,892	398,339,883	60,696,765	82,836,180	15,564,821	22,294,374
Proceeds from the sale of shares — Institutional Shares	363,281,550	751,295,223	175,323,032	164,997,120	41,130,220	122,814,951
Proceeds from the sale of shares — R6 Shares	5,447,472	9,899,960	5,192,248	28,163,593	1,622,625	2,850,938
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	65,040,643	—	17,980,369	—	898,076
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	66,530,390	—	28,878,758	—	3,930,642
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	10,782,358	—	26,674,109	—	1,368,153
Cost of shares redeemed — Retail Shares	(189,600,123)	(516,267,316)	(22,448,726)	(53,073,738)	(9,367,411)	(26,130,321)
Cost of shares redeemed — Institutional Shares	(287,902,703)	(774,038,148)	(35,643,843)	(73,222,570)	(42,788,509)	(182,849,146)
Cost of shares redeemed — R6 Shares	(2,442,973)	(11,744,747)	(2,652,725)	(3,769,962)	(956,200)	(8,062,072)

Increase (decrease) in net assets derived from capital share transactions	50,906,115	(161,754)	180,466,751	219,463,859	5,205,546	(62,884,405)

Net increase (decrease) in net assets	2,093,811,719	(3,831,466,282)	360,438,812	(110,675,521)	40,534,774	(275,014,847)

Net Assets:
Beginning of period	4,825,903,801	8,657,370,083	727,516,455	838,191,976	482,657,083	757,671,930

End of period	$6,919,715,520	$4,825,903,801	$1,087,955,267	$727,516,455	$523,191,857	$482,657,083

Capital share transactions — Retail Shares
Shares sold	1,198,288	2,524,336	1,865,608	2,330,875	629,883	823,044
Shares issued in reinvestment of distributions	—	451,953	—	592,044	—	43,554
Shares redeemed	(1,433,272)	(3,439,409)	(694,061)	(1,542,264)	(376,116)	(1,067,572)

Net increase (decrease)	(234,984)	(463,120)	1,171,547	1,380,655	253,767	(200,974)

Capital share transactions — Institutional Shares
Shares sold	2,599,043	4,793,892	5,167,885	4,565,527	1,612,963	4,694,726
Shares issued in reinvestment of distributions	—	445,437	—	913,018	—	186,907
Shares redeemed	(2,135,251)	(5,166,867)	(1,070,775)	(2,083,927)	(1,690,049)	(7,055,251)

Net increase (decrease)	463,792	72,462	4,097,110	3,394,618	(77,086)	(2,173,618)

Capital share transactions — R6 Shares
Shares sold	37,660	61,296	152,669	790,694	64,435	102,702
Shares issued in reinvestment of distributions	—	72,195	—	842,784	—	65,088
Shares redeemed	(17,625)	(74,154)	(78,758)	(110,890)	(37,772)	(280,305)

Net increase (decrease)	20,035	59,337	73,911	1,522,588	26,663	(112,515)

See Notes to Financial Statements.	49

Baron Select Funds	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Global Advantage Fund
	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,173,382	$2,976,663	$23,620,558	$11,754,654	$(3,571,809)	$(12,441,480)
Net realized gain (loss)	15,054,024	(117,832,250)	(94,402,547)	(815,238,011)	(88,304,629)	(313,644,803)
Change in net unrealized appreciation (depreciation)	177,492,566	(470,170,670)	374,830,490	(1,498,546,653)	211,903,207	(857,215,433)
Voluntary payment from Adviser (Note 4)	—	—	—	—	—	82,890

Increase (decrease) in net assets resulting from operations	196,719,972	(585,026,257)	304,048,501	(2,302,030,010)	120,026,769	(1,183,218,826)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	—	(9,553,450)	—	—	—	(5,031,192)
Distributable earnings — Institutional Shares	—	(27,322,313)	—	—	—	(12,161,336)
Distributable earnings — R6 Shares	—	(712,297)	—	—	—	(181,497)

Decrease in net assets from distributions to shareholders	—	(37,588,060)	—	—	—	(17,374,025)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	31,675,681	59,590,068	19,204,412	67,033,744	12,786,727	44,254,667
Proceeds from the sale of shares — Institutional Shares	215,080,521	483,181,884	434,061,710	2,079,672,381	60,107,461	302,723,128
Proceeds from the sale of shares — R6 Shares	6,361,847	6,760,855	1,209,350	6,304,250	689,820	2,609,115
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	9,263,230	—	—	—	4,960,818
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	24,478,594	—	—	—	11,941,036
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	712,296	—	—	—	181,497
Cost of shares redeemed — Retail Shares	(37,599,905)	(106,418,322)	(41,160,811)	(129,006,843)	(42,780,637)	(264,733,452)
Cost of shares redeemed — Institutional Shares	(121,396,274)	(613,002,553)	(596,176,324)	(3,834,842,644)	(122,682,647)	(736,455,365)
Cost of shares redeemed — R6 Shares	(3,421,136)	(4,494,829)	(2,113,906)	(8,213,227)	(1,163,305)	(2,119,961)

Increase (decrease) in net assets derived from capital share transactions	90,700,734	(139,928,777)	(184,975,569)	(1,819,052,339)	(93,042,581)	(636,638,517)

Net increase (decrease) in net assets	287,420,706	(762,543,094)	119,072,932	(4,121,082,349)	26,984,188	(1,837,231,368)

Net Assets:
Beginning of period	1,276,357,803	2,038,900,897	4,767,712,575	8,888,794,924	770,730,106	2,607,961,474

End of period	$1,563,778,509	$1,276,357,803	$4,886,785,507	$4,767,712,575	$797,714,294	$770,730,106

Capital share transactions — Retail Shares
Shares sold	1,047,899	1,812,350	1,421,931	4,724,917	481,751	1,274,802
Shares issued in reinvestment of distributions	—	351,118	—	—	—	185,313
Shares redeemed	(1,253,991)	(3,394,899)	(3,038,924)	(9,251,041)	(1,624,346)	(7,572,415)

Net increase (decrease)	(206,092)	(1,231,431)	(1,616,993)	(4,526,124)	(1,142,595)	(6,112,300)

Capital share transactions — Institutional Shares
Shares sold	6,935,016	14,402,800	31,987,464	143,749,723	2,236,192	9,090,396
Shares issued in reinvestment of distributions	—	900,468	—	—	—	436,282
Shares redeemed	(3,912,522)	(19,020,658)	(44,294,046)	(279,025,117)	(4,508,644)	(22,282,796)

Net increase (decrease)	3,022,494	(3,717,390)	(12,306,582)	(135,275,394)	(2,272,452)	(12,756,118)

Capital share transactions — R6 Shares
Shares sold	203,568	199,883	90,056	428,816	25,023	76,330
Shares issued in reinvestment of distributions	—	26,201	—	—	—	6,626
Shares redeemed	(110,269)	(138,974)	(156,040)	(617,347)	(43,022)	(61,662)

Net increase (decrease)	93,299	87,110	(65,984)	(188,531)	(17,999)	21,294

50	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Income Fund		Baron Health Care Fund		Baron FinTech Fund
	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$971,291	$1,501,567	$78,026	$(251,017)	$(33,562)	$(175,688)
Net realized gain (loss)	(839,292)	(20,026,333)	587,551	(36,541,611)	(855,824)	(4,278,768)
Change in net unrealized appreciation (depreciation)	6,478,262	(19,099,697)	9,614,452	(6,033,432)	5,423,483	(21,750,639)
Voluntary payment from Adviser (Note 4)	—	—	—	—	—	—

Increase (decrease) in net assets resulting from operations	6,610,261	(37,624,463)	10,280,029	(42,826,060)	4,534,097	(26,205,095)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	(178,942)	(281,915)	—	—	—	(97,665)
Distributable earnings — Institutional Shares	(871,096)	(1,553,146)	—	—	—	(422,971)
Distributable earnings — R6 Shares	(8,746)	(11,812)	—	—	—	(59,028)

Decrease in net assets from distributions to shareholders	(1,058,784)	(1,846,873)	—	—	—	(579,664)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	2,070,195	6,889,635	4,533,127	18,554,295	321,686	1,258,218
Proceeds from the sale of shares — Institutional Shares	54,944,977	46,009,611	22,001,325	60,083,778	9,890,139	19,921,986
Proceeds from the sale of shares — R6 Shares	49,942	16,149	119,319	347,738	3,960,650	261,712
Net asset value of shares issued in reinvestment of distributions — Retail Shares	169,420	265,967	—	—	—	87,889
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	867,962	1,548,668	—	—	—	422,482
Net asset value of shares issues in reinvestment of distribution — R6 Shares	8,250	11,811	—	—	—	59,029
Cost of shares redeemed — Retail Shares	(2,209,491)	(6,020,420)	(9,696,838)	(26,956,968)	(1,354,033)	(3,303,351)
Cost of shares redeemed — Institutional Shares	(15,528,507)	(64,380,854)	(25,961,569)	(54,346,101)	(7,419,758)	(27,459,084)
Cost of shares redeemed — R6 Shares	(212)	(28,842)	(240,748)	(66,440)	(226,441)	(172,949)

Increase (decrease) in net assets derived from capital share transactions	40,372,536	(15,688,275)	(9,245,384)	(2,383,698)	5,172,243	(8,924,068)

Net increase (decrease) in net assets	45,924,013	(55,159,611)	1,034,645	(45,209,758)	9,706,340	(35,708,827)

Net Assets:
Beginning of period	77,320,388	132,479,999	210,014,024	255,223,782	42,601,509	78,310,336

End of period	$123,244,401	$77,320,388	$211,048,669	$210,014,024	$52,307,849	$42,601,509

Capital share transactions — Retail Shares
Shares sold	156,383	443,438	255,047	1,025,988	27,161	95,010
Shares issued in reinvestment of distributions	13,095	20,108	—	—	—	8,299
Shares redeemed	(166,837)	(414,272)	(550,465)	(1,491,763)	(115,999)	(248,879)

Net increase (decrease)	2,641	49,274	(295,418)	(465,775)	(88,838)	(145,570)

Capital share transactions — Institutional Shares
Shares sold	4,051,242	2,978,879	1,236,305	3,341,951	833,020	1,471,454
Shares issued in reinvestment of distributions	66,276	114,489	—	—	—	39,633
Shares redeemed	(1,153,874)	(4,463,935)	(1,458,080)	(3,006,070)	(635,281)	(2,173,512)

Net increase (decrease)	2,963,644	(1,370,567)	(221,775)	335,881	197,739	(662,425)

Capital share transactions — R6 Shares
Shares sold	3,673	1,076	6,471	19,309	336,634	20,189
Shares issued in reinvestment of distributions	632	885	—	—	—	5,537
Shares redeemed	(16)	(1,698)	(12,992)	(3,735)	(18,750)	(14,617)

Net increase (decrease)	4,289	263	(6,521)	15,574	317,884	11,109

See Notes to Financial Statements.	51

Baron Select Funds	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron New Asia Fund		Baron Technology Fund
	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,658	$(15,431)	$(12,306)	$(23,856)
Net realized gain (loss)	(141,587)	(475,410)	(378,525)	(437,309)
Change in net unrealized appreciation (depreciation)	330,185	(807,430)	1,887,775	(1,640,379)
Voluntary payment from Adviser (Note 4)	—	—	—	—

Increase (decrease) in net assets resulting from operations	202,256	(1,298,271)	1,496,944	(2,101,544)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	—	—	—	—
Distributable earnings — Institutional Shares	—	—	—	—
Distributable earnings — R6 Shares	—	—	—	—

Decrease in net assets from distributions to shareholders	—	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	332,786	404,589	765,582	3,097,770
Proceeds from the sale of shares — Institutional Shares	301,744	475,741	106,494	2,840,234
Proceeds from the sale of shares — R6 Shares	1,605,557	211,622	1,265,135	500,946
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	—	—
Cost of shares redeemed — Retail Shares	(239,980)	(414,664)	(246,502)	(858,897)
Cost of shares redeemed — Institutional Shares	(1,536,638)	(94,844)	(1,127,703)	(164,004)
Cost of shares redeemed — R6 Shares	(4,788)	(34,348)	—	(3,463)

Increase (decrease) in net assets derived from capital share transactions	458,681	548,096	763,006	5,412,586

Net increase (decrease) in net assets	660,937	(750,175)	2,259,950	3,311,042

Net Assets:
Beginning of period	3,740,150	4,490,325	3,311,042	—

End of period	$4,401,087	$3,740,150	$5,570,992	$3,311,042

Capital share transactions — Retail Shares
Shares sold	43,483	47,829	106,997	371,469
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(31,020)	(51,511)	(34,755)	(129,530)

Net increase (decrease)	12,463	(3,682)	72,242	241,939

Capital share transactions — Institutional Shares
Shares sold	39,922	57,334	14,350	306,820
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(195,005)	(12,553)	(195,090)	(26,780)

Net increase (decrease)	(155,083)	44,781	(180,740)	280,040

Capital share transactions — R6 Shares
Shares sold	203,953	25,139	215,464	73,481
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(633)	(3,980)	—	(538)

Net increase (decrease)	203,320	21,159	215,464	72,943

52	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2023

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided (Used) from Operating Activities
Net increase (decrease) in net assets resulting from operations	$2,042,905,604
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(157,682,326)
Proceeds from sales of portfolio securities	214,053,919
Net purchases (sales and maturities) of short term investments	(6,103,023)
(Increase) decrease in dividends and interest receivable	455,196
(Increase) decrease in prepaid expenses	215,721
Increase (decrease) in accrued expenses	621,504
Net realized (gain) loss on investments	105,406,209
Change in net unrealized (appreciation) depreciation of investments	(2,193,627,364)

Net cash provided (used) by operating activities	$6,245,440

Cash Provided in Financing Activities
Proceeds from shares sold	528,805,179
Payment for capital shares redeemed	(482,133,619)
Borrowings against line of credit	229,500,000
Repayments against line of credit	(288,500,000)

Net cash provided (used) in financing activities	(12,328,440)

Net increase (decrease) in cash	(6,083,000)
Cash at beginning of period	119,000

Cash at end of period	(5,964,000)

Supplemental cash flow information:
Interest paid	$27,557,419

See Notes to Financial Statements.	53

Baron Select Funds	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003. The Trust currently offers 12 series (individually, a Fund and collectively, the Funds): Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is presented in a separate report.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses, and eligibility requirements. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

The investment goals of the Funds are as follows:

Baron Partners Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. growth companies. The Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investments increases both investment opportunity and investment risk.

Baron Focused Growth Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. small- and mid-sized growth companies.

Baron International Growth Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in non-U.S. growth companies.

Baron Real Estate Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in U.S. and non-U.S. real estate and real estate-related companies.

Baron Emerging Markets Fund is a diversified fund that seeks capital appreciation through investments primarily in growth companies in developing countries.

Baron Global Advantage Fund is a diversified fund that seeks capital appreciation through investments primarily in equity securities of established and emerging markets companies located throughout the world.

Baron Real Estate Income Fund is a non-diversified fund that seeks both capital appreciation and current income through investments primarily in real estate income-producing securities and other real estate securities.

Baron Health Care Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities engaged in research, development, production, sale, delivery or distribution of products and services related to the health care industry.

Baron FinTech Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities that develop, use, or rely on innovative technologies or services, in a significant way, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management.

Baron New Asia Fund is a diversified fund that seeks capital appreciation through investments primarily in equity securities located in Asia, but including all other developed, developing, and frontier countries in the Asian region.

Baron Technology Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities of U.S and non-U.S. technology companies, selected for their durable growth potential from the development, advancement, and use of technology.

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Trust is an investment company and therefore follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

a) Net Asset Value.  The Funds’ share prices or net asset values (NAV) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the NAV Calculation Time)) on the New York Stock Exchange (the Exchange) on any day the Exchange is scheduled to be open. The NAV per share of a class is determined by dividing the value of the total assets of the Fund represented by such class, less all liabilities, by the total number of Fund shares of such class outstanding.

b) Security Valuation.  Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the Adviser) judgment, they do not accurately reflect the “fair value” of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the Board). The Board has designated the Adviser to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Adviser has a Fair Valuation Committee (the Committee) comprised of senior management representatives and the Committee reports to the Board every quarter. Accordingly, the Committee may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the

June 30, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Adviser’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

c) Securities Transactions and Investment Income.  Fund Securities transactions are accounted for on trade date. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments and the amounts may subsequently be reclassified upon receipt of information from the issuer.

d) Expense Allocation.  The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses of the Trust and Baron Investment Funds Trust (collectively, the Fund Complex), not directly chargeable to one or more specific Baron funds are typically allocated among the funds in the Fund Complex in proportion to their respective net assets. The Funds accrue distribution and service (12b-1) fees to Retail Shares.

e) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which a Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (Tesla), 46% and 15%, respectively, of these Fund’s net assets as of June 30, 2023, the NAVs of the Funds will be materially impacted by the price of Tesla stock.

f) Non-Diversified Portfolio.  Certain Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified Fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Fund’s performance compared to a diversified fund. Thus, a non-diversified Fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified Funds may encounter difficulty liquidating securities.

g) Industry Concentration.  From time to time, market fluctuations in the value of a Fund’s investments, combined with a Fund’s non-diversified portfolio, may result in a Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, this Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, a Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 46% and 15%, respectively, of these Funds’ net assets as of June 30, 2023, these Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

h) Use of Estimates.  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

i) Foreign Currency Translations.  The accounting records of the Funds are maintained in U.S. dollars. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the NAV Calculation Time. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of

Baron Select Funds	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

j) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

There were no securities on loan at June 30, 2023.

k) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at June 30, 2023, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Portfolio of Investments.

l) Master Limited Partnerships.  The Funds may invest in master limited partnerships (MLPs). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

m) Special Purpose Acquisition Company.  The Funds may acquire an interest in a special purpose acquisition company (SPAC) in an initial public offering (IPO), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies via merger, combination, acquisition, or other similar transactions. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance if the Fund is invested in the SPAC during such period. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the SPAC’s acquisition may not close and, to the extent a Fund had committed to participate in a private placement (i.e., PIPE transaction, defined below), the Fund will no longer be obligated to fulfill its commitment.

n) Private Investment in Public Equity.  The Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A Fund will generally earmark an amount of cash or high-quality securities equal to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company in a private placement transaction, including securities issued by a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restriction can last an uncertain amount of time and may be many months. Until the public registration process is completed, securities acquired via a PIPE are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause these securities to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Publicly traded securities acquired via a PIPE transaction are typically valued at a discount to the market price of an issuer’s common stock and classified as Level 2 or Level 3 in the fair value hierarchy depending on the significance of the unobservable inputs. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security.

o) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

June 30, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

p) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

q) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, foreign capital gains tax, late-year loss deferral, post-October loss deferral, and wash sale loss deferral. Income dividends are normally declared and paid annually, except that the Baron Real Estate Income Fund’s income dividends (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Funds, if not distributed. The Funds intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

r) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

s) Cash and Cash Equivalents.  The Funds consider all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

t) Russia and Ukraine Risk.  Certain Funds invested in securities and instruments that are economically tied to Russia. Due to the uncertainty of the geopolitical tension in Russia/Ukraine, investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the U.S. and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2023 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$157,682,326	$197,402,970
Baron Focused Growth Fund	189,079,898	5,671,717
Baron International Growth Fund	76,983,646	84,631,589
Baron Real Estate Fund	716,250,401	524,681,907
Baron Emerging Markets Fund	788,436,481	1,008,844,266
Baron Global Advantage Fund	1,710,111	102,422,400
Baron Real Estate Income Fund	93,656,807	58,029,211
Baron Health Care Fund	62,604,327	71,395,975
Baron FinTech Fund	9,752,844	4,022,312
Baron New Asia Fund	1,247,959	774,712
Baron Technology Fund	1,289,275	678,362

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (BCG), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee accrued daily as a percentage of each Fund’s average daily net assets and payable monthly, at an annual rate set forth below:

Fund	Annual Rate
Baron Partners Fund	1.00%
Baron Focused Growth Fund	1.00%
Baron International Growth Fund	0.88%
Baron Real Estate Fund	1.00%
Baron Emerging Markets Fund	1.00%
Baron Global Advantage Fund	0.85%
Baron Real Estate Income Fund	0.75%
Baron Health Care Fund	0.75%
Baron FinTech Fund	0.80%
Baron New Asia Fund	1.00%
Baron Technology Fund	0.80%

Baron Select Funds	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

The Adviser has contractually agreed to reduce its fee or reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term , as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%
Baron FinTech Fund	1.20%	0.95%	0.95%
Baron New Asia Fund	1.45%	1.20%	1.20%
Baron Technology Fund	1.20%	0.95%	0.95%

During the six months ended June 30, 2023, the Adviser waived its management fees and reimbursed the following funds for other expenses as follows:

	Retail Shares		Institutional Shares		R6 Shares

Fund	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
Baron International Growth Fund	$17,677	$—	$44,925	$—	$14,959	$—
Baron Global Advantage Fund	69,241	—	153,039	—	2,773	—
Baron Real Estate Income Fund	21,982	—	76,466	—	699	—
Baron Health Care Fund	33,852	—	33,933	—	1,142	—
Baron FinTech Fund	14,570	—	39,232	—	9,359	—
Baron New Asia Fund	5,032	21,132	7,489	33,695	7,970	29,750
Baron Technology Fund	6,959	29,942	2,580	14,179	7,064	23,296

The aforementioned fee waivers and/or reimbursements are not subject to recoupment by the Adviser.

b) Distribution Fees.  Baron Capital, Inc. (BCI), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust are officers of the Adviser and received no direct renumeration in such capacity from the Fund Complex. The Fund Complex pays each Independent Trustee (an Independent Trustee is a Trustee who is not an interested person (as defined in the 1940 Act) of the Fund Complex) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $172,000 with the lead Independent Trustee receiving an additional $20,000. An additional $48,000 per annum is paid to each Independent Trustee for attendance at the quarterly meetings of the Board. Each member of the Audit Committee receives an additional $10,000 in annual compensation with the Audit Committee Chairperson receiving an additional $10,000.

d) Custody, Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (State Street) to perform custody, accounting and certain administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, the funds in Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the six months ended June 30, 2023, the Funds did not engage in the cross-trades.

f) Ownership Concentration.  As of June 30, 2023, the officers, Trustees and portfolio managers owned, directly or indirectly, 41.85% of Baron Focused Growth Fund, 22.27% of Baron FinTech Fund, 61.42% of Baron New Asia Fund, and 48.25% of Baron Technology Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron FinTech Fund, Baron New Asia Fund and Baron Technology Fund shareholders.

June 30, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $1 billion that is used for investment purposes. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. Baron Partners Fund may borrow up to the lesser of $1 billion or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the One-Month Term Secured Overnight Financing Rate plus 0.10%, the Federal Funds Effective Rate, or the Overnight Bank Funding Rate (OBFR); plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount.

The Fund Complex (except Baron Partners Fund), participates in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of OBFR plus 0.10% or the Federal Funds Effective Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the six months ended June 30, 2023, the following Funds had borrowings under the line of credit as follows:

Fund	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowing Outstanding	Outstanding Balance as of 6/30/2023
Baron Partners Fund	$964.9 million	$998.0 million	5.90%	181	$936 million
Baron Global Advantage Fund	$4.7 million	$24.1 million	6.04%	45	—

*	For the days borrowings were outstanding.

The Adviser believes that the fair value of the liabilities under the line of credit agreements is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates over time. A Fund’s outstanding balance under the line of credit agreements, if any, would be categorized as Level 2 in the fair value hierarchy, which is further discussed in Note 7.

6. RESTRICTED SECURITIES

At June 30, 2023, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of the Liquidity Rule governing classification of portfolio securities. The Funds may receive more or less than this valuation in an actual sale and that difference could be material.

At June 30, 2023, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$203,622,341
StubHub Holdings, Inc.	12/22/2021	26,869,440
X Holdings I, Inc.	5/4/2022	43,320,000

Private Convertible Preferred Stocks
Northvolt AB	5/19/2021	8,181,450

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-8/4/2020	447,811,171

Total Restricted Securities:		$729,804,402

(Cost $246,093,669)† (10.55% of Net Assets)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$62,476,029

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-12/3/2021	32,637,528

Total Restricted Securities:		$95,113,557

(Cost $39,949,596)† (8.74% of Net Assets)

†	See Portfolios of Investments for cost of individual securities.

Baron Select Funds	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron International Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
WANdisco plc	6/13/2018-3/1/2023	$936,927
Sberbank of Russia PJSC	1/24/2017-10/29/2021	316

Total Restricted Securities:		$937,243

(Cost $7,364,205)† (0.18% of Net Assets)

	Baron Emerging Markets Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Fix Price Group Ltd	3/5/2021	$713,104
Nuvama Wealth Management Ltd.	6/2/2023	14,304,001
Sberbank of Russia PJSC	2/11/2016	11,612

Private Common Stocks
Pine Labs PTE. Ltd.	5/17/2021	65,557,586

Private Convertible Preferred Stocks
Bundl Technologies Private Ltd.	1/3/2022	61,257,905
Think & Learn Private Limited	3/31/2021	39,011,317

Total Restricted Securities:		$180,855,525

(Cost $316,978,957)† (3.70% of Net Assets)

	Baron Global Advantage Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	3/25/2021-12/3/2021	$26,468,673

Private Convertible Preferred Stocks
Farmers Business Network, Inc.	7/31/2020-9/15/2021	13,756,783
Resident Home, Inc.	12/3/2020	4,567,566
Think & Learn Private Limited	3/31/2021	23,408,316

Private Preferred Stocks
GM Cruise Holdings LLC	1/19/2021	10,727,563

Total Restricted Securities:		$78,928,901

(Cost $74,264,662)† (9.89% of Net Assets)

	Baron Technology Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
WANdisco plc	1/27/2023-3/1/2023	$4,172

Total Restricted Securities:		$4,172

(Cost $40,876) (0.07% of Net Assets)

†	See Portfolios of Investments for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

June 30, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

•

Level 2 – prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$7,024,677,232	$95,667,727	$—	$7,120,344,959
Private Common Stocks†	—	—	273,811,781	273,811,781
Private Convertible Preferred Stocks	—	—	8,181,450	8,181,450
Private Preferred Stocks	—	—	447,811,171	447,811,171
Short Term Investments	—	6,408,375	—	6,408,375

Total Investments	$7,024,677,232	$102,076,102	$729,804,402	$7,856,557,736

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$940,855,036	$—	$—	$940,855,036
Private Common Stocks	—	—	62,476,029	62,476,029
Private Preferred Stocks	—	—	32,637,528	32,637,528
Short Term Investments	—	44,066,834	—	44,066,834

Total Investments	$940,855,036	$44,066,834	$95,113,557	$1,080,035,427

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$163,097,955	$330,396,430	$937,243	$494,431,628
Warrants	22,647	—	—	22,647
Short Term Investments	—	33,453,450	—	33,453,450

Total Investments	$163,120,602	$363,849,880	$937,243	$527,907,725

Baron Select Funds	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,513,938,126	$6,252,485	$—	$1,520,190,611
Short Term Investments	—	43,911,167	—	43,911,167

Total Investments	$1,513,938,126	$50,163,652	$—	$1,564,101,778

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,403,471,112	$3,113,174,781	$15,028,717	$4,531,674,610
Private Common Stocks	—	—	65,557,586	65,557,586
Private Convertible Preferred Stocks†	—	—	100,269,222	100,269,222
Warrants	1,459	—	—	1,459
Short Term Investments	—	188,617,970	—	188,617,970

Total Investments	$1,403,472,571	$3,301,792,751	$180,855,525	$4,886,120,847

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$589,876,749	$125,733,683	$—	$715,610,432
Private Common Stocks	—	—	26,468,673	26,468,673
Private Convertible Preferred Stocks†	—	—	41,732,665	41,732,665
Private Preferred Stocks	—	—	10,727,563	10,727,563
Warrants†	153,452	—	—	153,452
Short Term Investments	—	897,837	—	897,837

Total Investments	$590,030,201	$126,631,520	$78,928,901	$795,590,622

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$117,280,020	$—	$—	$117,280,020
Short Term Investments	—	34,376,419	—	34,376,419

Total Investments	$117,280,020	$34,376,419	$—	$151,656,439

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$196,599,563	$—	$—	$196,599,563
Short Term Investments	—	14,773,131	—	14,773,131

Total Investments	$196,599,563	$14,773,131	$—	$211,372,694

June 30, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron FinTech Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$49,115,434	$2,125,616	$—	$51,241,050
Short Term Investments	—	1,900,429	—	1,900,429

Total Investments	$49,115,434	$4,026,045	$—	$53,141,479

	Baron New Asia Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$942,076	$3,238,014	$—	$4,180,090
Short Term Investments	—	236,578	—	236,578

Total Investments	$942,076	$3,474,592	$—	$4,416,668

	Baron Technology Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$5,202,543	$202,086	$4,172	$5,408,801
Short Term Investments	—	172,976	—	172,976

Total Investments	$5,202,543	$375,062	$4,172	$5,581,777

†	See Portfolios of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2023
Private Common Stocks
Communication Services[1]	$64,260,385	$—	$—	$5,929,055	$—	$—	$—	$—	$70,189,440	$5,929,055
Industrials	185,269,761	—	—	18,352,580	—	—	—	—	203,622,341	18,352,580

Private Convertible Preferred Stocks
Industrials	7,651,108	—	—	530,342	—	—	—	—	8,181,450	530,342

Private Preferred Stocks
Industrials	407,449,715	—	—	40,361,456	—	—	—	—	447,811,171	40,361,456

Total	$664,630,969	$—	$—	$65,173,433	$—	$—	$—	$—	$729,804,402	$65,173,433

See footnotes on page 65.

Baron Select Funds	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2023
Private Common Stocks
Industrials	$56,845,034	$—	$—	$5,630,995	$—	$—	$—	$—	$62,476,029	$5,630,995

Private Preferred Stocks
Industrials	29,695,891	—	—	2,941,637	—	—	—	—	32,637,528	2,941,637

Total	$86,540,925	$—	$—	$8,572,632	$—	$—	$—	$—	$95,113,557	$8,572,632

	Baron International Growth Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2023
Common Stocks
Russia	$383	$—	$—	$(6,182)	$6,115	$—	$—	$—	$316	$(6,182)
United Kingdom[2]	—	—	—	(382,204)	—	—	1,319,131	—	936,927	(5,883,230)

Total	$383	$—	$—	$(388,386)	$6,115	$—	$1,319,131	$—	$937,243	$(5,889,412)

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2023
Common Stocks
India[3,5]	$4,695,422	$—	$—	$(4,588,064)	$—	$—	$18,961,540	$(4,764,897)	$14,304,001	$(4,657,539)
Russia	973,717	—	(66,496,824)	93,325,729	466,134	(27,544,040)	—	—	724,716	201,003
Spain[4]	895,880	—	—	68,087	—	—	—	(963,967)	—	—

Private Common Stocks
India	62,888,509	—	—	2,669,077	—	—	—	—	65,557,586	2,669,077

Private Convertible Preferred Stocks
India	124,493,494	—	—	(24,224,272)	—	—	—	—	100,269,222	(24,224,272)

Total	$193,947,022	$—	$(66,496,824)	$67,250,557	$466,134	$(27,544,040)	$18,961,540	$(5,728,864)	$180,855,525	$(26,011,731)

See footnotes on page 65.

June 30, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Global Advantage Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2023
Common Stocks
Spain[4]	$292,283	$—	$—	$22,213	$—	$—	$—	$(314,496)	$—	$—

Private Common Stocks
United States	24,083,038	—	—	2,385,635	—	—	—	—	26,468,673	2,385,635

Private Convertible Preferred Stocks
India	44,144,184	—	—	(20,735,868)	—	—	—	—	23,408,316	(20,735,868)
United States	14,339,262	—	—	3,985,087	—	—	—	—	18,324,349	3,985,087

Private Preferred Stocks
United States	11,087,146	—	—	(359,583)	—	—	—	—	10,727,563	(359,583)

Total	$93,945,913	$—	$—	$(14,702,516)	$—	$—	$—	$(314,496)	$78,928,901	$(14,724,729)

	Baron New Asia Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2023
Common Stocks
India[3]	$5,070	$—	$—	$75	$—	$—	$—	$(5,145)	$—	$—

	Baron Technology Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2023
Common Stocks
Information Technology[2]	$—	$—	$—	$(1,703)	$—	$—	$5,875	$—	$4,172	$(36,704)

[1]	GICS Sector reclassification on March 17, 2023.
[2]	WANdisco PLC transferred into Level 3 on March 9, 2023 due to trading halt on the exchange.
[3]	Aarti Pharmalabs Ltd. commenced trading on an exchange as of January 30, 2023.
[4]	Codere Online Luxembourg, S.A. Founders shares restriction on resale was lifted on January 5, 2023.
[5]	Nuvama Wealth Management Ltd. shares were received in a spinoff on June 2, 2023, but were not listed on an exchange.

Baron Select Funds	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of June 30, 2023 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of June 30, 2023	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2023	Range used on June 30, 2023
Private Common Stocks: Communication Services	StubHub Holdings, Inc.	$26,869,440	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	0.72%	(1.31)% - 2.38%
				Discount for lack of marketability	10.26%	7.85% - 11.07%
				Estimated volatility of the returns of equity[1]	47.89%	31.02% - 56.34%
				Scenario Probabilities: Scenario A / Scenario B / Scenario C6	90% / 9% /1%	1% - 90%
Private Common Stocks: Communicaton Services	X Holdings, Inc	$43,320,000	Combination of current value via multiples of comparable companies, and option-pricing methods	Enterprise Value / Free Cash Flow Multiple	28.8x	20.5x - 37.3x
				Discount for lack of marketability	28.26%	28.26%
				Estimated volatility of the returns of equity[3]	68.37%	31.78% - 85.01%
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$651,433,512	Recent transaction	Transaction Price	$581.05	$80.85 - $808.50
Private Convertible Preferred Stocks: Industrials	Northvolt AB	$8,181,450	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	1.87%	(0.28)% - 5.94%
				Discount for lack of marketability	14.07%	14.07%
				Estimated volatility of the returns of equity[4]	54.23%	27.94% - 81.43%

Baron Focused Growth Fund

Sector	Company	Fair Value as of June 30, 2023	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2023	Range used on June 30, 2023
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$95,113,557	Recent transaction	Transaction Price	$330.54	$80.85 - $808.50

June 30, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Emerging Markets Fund

Sector	Company	Fair Value as of June 30, 2023	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2023	Range used on June 30, 2023
Private Common Stocks: Information Technology	Pine Labs PTE. Ltd.	$65,557,586	Combination of recent transaction, current value via comparable companies, scenario analysis, and option-pricing methods	Change in the composite equity index of comparable companies	1.04%	1.01% - 1.37%
				Discount for lack of marketability	4.05%	4.05%
				Estimated volatility of the returns of equity[2]	17.63%	14.69% - 44.07%
				Scenario Probabilities: Scenario A / Scenario B5	100% / 0%	0% - 100%
Private Convertible Preferred Stocks: Consumer Discretionary	Bundl Technologies Private Ltd.	$61,257,905	Combination of recent transaction, current value via comparable companies, scenario analysis, and option-pricing methods	Change in the composite equity index of comparable companies	0.60%	025% - 1.42%
				Discount for lack of marketability	2.75%	2.75%
				Estimated volatility of the returns of equity[2]	29.42%	9.79% - 40.09%
				Scenario Probabilities: Scenario A / Scenario B5	100%/ 0%	0% - 100%
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited	$39,011,317	Combination of recent transaction, current value via comparable companies, scenario analysis, and option- pricing methods	Change in the composite equity index of comparable companies	0.98%	(0.34)% - 3.53%
				Discount for lack of marketability	8.09%	8.09%
				Estimated volatility of the returns of equity[2]	22.13%	14.69% - 125.28%

Baron Select Funds	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Global Advantage Fund

Sector	Company	Fair Value as of June 30, 2023	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2023	Range used on June 30, 2023
Private Common Stocks: Industrials	Space Exploration Technologies Corp.	$26,468,673	Recent transaction	Transaction Price	$80.85	$80.85
Private Convertible Preferred Stocks: Consumer Discretionary	Farmers Business Network, Inc.	$13,756,783	Combination of recent transaction, current value via comparable companies, option- pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	1.22%	(1.31)% - 7.77%
				Discount for lack of marketability	16.39%	16.39%
				Estimated volatility of the returns of equity[3]	57.48%	25.39% - 179.88%
				Scenario Probabilities: Scenario A / Scenario B5	90% / 10%	10% - 90%
Private Convertible Preferred Stocks: Consumer Discretionary	Resident Home, Inc.	$4,567,566	Combination of recent transaction, current value via comparable companies, option- pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(0.92)%	(4.14)% - 3.37%
				Discount for lack of marketability	19.56%	19.56%
				Estimated volatility of the returns of equity[1]	68.24%	37.12% - 84.92%
				Scenario Probabilities: Scenario A / Scenario B5	75% / 25%	25% - 75%
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited	$23,408,316	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	0.98%	(0.34)% - 3.53%
				Discount for lack of marketability	8.09%	8.09%
				Estimated volatility of the returns of equity[2]	22.13%	14.69% - 125.28%
Private Preferred Stocks: Industrials	GM Cruise Holdings	$10,727,563	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	1.72%	(2.54)% - 2.51%
				Discount for lack of marketability	10.10%	10.10%
				Estimated volatility of the returns of equity[2]	35.58%	27.14% - 82.15%
				Scenario Probabilities: Scenario A / Scenario B5	70% / 30%	30% - 70%

1)	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies. Some companies have a higher weight in the calculation than others.
2)	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies and an ETF. Some companies have a higher weight in the calculation than others.
3)

The volatility was calculated as a weighted-average of the volatilities of several groups of comparable companies with different industry focus. Each group’s volatility was calculated as the simple average volatilities of comparable companies in the group.

4)	The volatility was calculated as a simple-average of the volatilities of the individual comparable companies.
5)	Scenario A represents an IPO Event, while Scenario B represents a Liquidation/M&A Event.
6)	Scenario A represents a Direct Listing/IPO Event, Scenario B represents an Other Sale Event, and Scenario C represents a Liquidation Event.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

June 30, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, foreign capital gains tax, late year loss deferral, post-October loss deferral and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2023, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation, and the net unrealized appreciation (depreciation) for U.S. federal income tax purposes were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$1,764,894,008	$640,685,147	$443,471,699	$1,242,365,066	$4,229,719,270

Aggregate gross unrealized appreciation	6,159,574,915	461,898,920	125,369,265	327,412,982	1,120,965,690
Aggregate gross unrealized depreciation	(67,911,187)	(22,548,640)	(40,933,239)	(5,676,270)	(464,564,113)

Net unrealized appreciation (depreciation)	6,091,663,728	439,350,280	84,436,026	321,736,712	656,401,577

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Cost of investments	$608,151,478	$144,926,243	$172,044,776	$57,537,263	$4,815,034	$5,334,360

Aggregate gross unrealized appreciation	249,157,820	7,167,436	40,688,860	3,902,870	137,741	586,856
Aggregate gross unrealized depreciation	(61,718,676)	(437,240)	(1,360,942)	(8,298,654)	(536,107)	(339,439)

Net unrealized appreciation (depreciation)	187,439,144	6,730,196	39,327,918	(4,395,784)	(398,366)	247,417

As of December 31, 2022 the Funds had capital loss carryforwards as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Short term	$154,545,137	$55,201,381	$30,970,699	$91,911,200	$621,031,462

Long term	$111,324,237	$24,542,360	$—	$—	$217,293,702

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Short term	$176,146,724	$15,900,608	$31,164,519	$2,817,052	$295,760	$436,148

Long term	$133,927,636	$499,993	$6,339,590	$1,357,480	$135,899	$—

Baron Select Funds	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The estimated tax character of distributions paid during the six months ended June 30, 2023 and the year ended December 31, 2022 was as follows:

	Six Months Ended June 30, 2023			Year Ended December 31, 2022

Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$—	$—	$—	$151,105,996	$—
Baron Focused Growth Fund	—	—	—	—	75,070,394	—
Baron International Growth Fund	—	—	—	67,263	6,202,900	—
Baron Real Estate Fund	—	—	—	23,995,802	13,592,258	—
Baron Emerging Markets Fund	—	—	—	—	—	—
Baron Global Advantage Fund	—	—	—	—	17,374,025	—
Baron Real Estate Income Fund	1,058,784	—	—	1,233,337	613,536	—
Baron Health Care Fund	—	—	—	—	—	—
Baron FinTech Fund	—	—	—	—	579,664	—
Baron New Asia Fund	—	—	—	—	—	—
Baron Technology Fund	—	—	—	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (ASC Section 740) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50% likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At June 30, 2023 the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (ASU 2022-03), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (Topic 820). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. The Adviser is currently evaluating the implications, if any, of the additional requirements and their impact on the Funds’ financial statements.

10. SUBSEQUENT EVENTS

Management has evaluated events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements and has determined that there were no subsequent events that required adjustment to or disclosure in the financial statements.

June 30, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited)

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:							Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Operating expenses (%)		Interest expense (%)		Total operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	111.55	(1.14)	48.44	47.30	0.00	0.00	0.00	158.85	42.40 [3]	1.30	[4]	0.99	[4]	2.29	[4]	(1.73)[4]	3,004.8	2.32	[3]

Year Ended December 31,

2022	199.00	(1.96)	(81.93)	(83.89)	0.00	(3.56)	(3.56)	111.55	(42.56)	1.30		0.39		1.69		(1.29)	2,136.4	6.19

2021	164.18	(1.98)	52.16	50.18	0.00	(15.36)	(15.36)	199.00	31.39	1.30		0.06		1.36		(1.11)	3,903.2	9.14

2020	69.04	(1.12)	102.29	101.17	0.00	(6.03)	(6.03)	164.18	148.56	1.31		0.25		1.56		(1.18)	3,219.4	10.70

2019	47.77	(0.75)	22.20	21.45	0.00	(0.18)	(0.18)	69.04	44.97	1.32		0.90		2.22		(1.29)	1,353.6	7.97

2018	48.75	(0.61)	(0.37)	(0.98)	0.00	0.00	0.00	47.77	(2.01)	1.32		0.71		2.03		(1.13)	1,016.2	8.09

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	115.85	(1.01)	50.35	49.34	0.00	0.00	0.00	165.19	42.59 [3]	1.05	[4]	0.99	[4]	2.04	[4]	(1.48)[4]	3,398.5	2.32	[3]

Year Ended December 31,

2022	205.95	(1.63)	(84.91)	(86.54)	0.00	(3.56)	(3.56)	115.85	(42.41)	1.04		0.40		1.44		(1.04)	2,329.7	6.19

2021	169.04	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.95	31.73	1.05		0.06		1.11		(0.86)	4,126.7	9.14

2020	70.82	(0.92)	105.17	104.25	0.00	(6.03)	(6.03)	169.04	149.18	1.05		0.25		1.30		(0.93)	3,191.4	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.06		0.90		1.96		(1.03)	1,187.0	7.97

2018	49.73	(0.49)	(0.38)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.06		0.71		1.77		(0.88)	815.6	8.09

R6 SHARES

Six Months Ended June 30,

2023	115.84	(1.01)	50.34	49.33	0.00	0.00	0.00	165.17	42.58 [3]	1.05	[4]	0.99	[4]	2.04	[4]	(1.48)[4]	516.4	2.32	[3]

Year Ended December 31,

2022	205.94	(1.63)	(84.91)	(86.54)	0.00	(3.56)	(3.56)	115.84	(42.41)	1.04		0.40		1.44		(1.04)	359.8	6.19

2021	169.03	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.94	31.73	1.05		0.06		1.11		(0.86)	627.5	9.14

2020	70.82	(0.91)	105.15	104.24	0.00	(6.03)	(6.03)	169.03	149.16	1.05		0.25		1.30		(0.93)	465.0	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.06		0.90		1.96		(1.03)	186.9	7.97

2018	49.73	(0.46)	(0.41)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.06		0.73		1.79		(0.82)	123.4	8.09

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Not Annualized.
[4]	Annualized.

See Notes to Financial Statements.	71

Baron Select Funds	June 30, 2023

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Operating expenses (%)		Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	28.61	(0.06)	6.57	6.51	0.00	0.00	0.00	35.12	22.75	[3]	1.32	[4]	1.32	[4]	(0.40)[4]	255.1	0.66	[3]

Year Ended December 31,

2022	44.52	(0.26)	(12.14)	(12.40)	0.00	(3.51)	(3.51)	28.61	(28.30)		1.32		1.32		(0.74)	174.3	22.34

2021	43.36	(0.51)	8.59	8.08	0.00	(6.92)	(6.92)	44.52	18.83		1.32	[5]	1.32		(1.12)	209.8	45.28

2020	20.18	(0.32)	24.74	24.42	0.00	(1.24)	(1.24)	43.36	122.21		1.35		1.35		(1.15)	157.7	18.09

2019	15.81	(0.12)	4.85	4.73	0.00	(0.36)	(0.36)	20.18	30.03	[6]	1.39	[5]	1.35		(0.67)	49.1	4.53

2018	15.38	(0.08)	0.68	0.60	0.00	(0.17)	(0.17)	15.81	3.75	[6]	1.39	[5]	1.35		(0.49)	40.9	1.85

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	29.82	(0.02)	6.85	6.83	0.00	0.00	0.00	36.65	22.90	[3]	1.06	[4]	1.06	[4]	(0.13)[4]	519.3	0.66	[3]

Year Ended December 31,

2022	46.09	(0.16)	(12.60)	(12.76)	0.00	(3.51)	(3.51)	29.82	(28.11)		1.06		1.06		(0.45)	300.3	22.34

2021	44.56	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.09	19.16		1.05	[5]	1.05		(0.85)	307.8	45.28

2020	20.67	(0.24)	25.37	25.13	0.00	(1.24)	(1.24)	44.56	122.75		1.07		1.07		(0.88)	233.7	18.09

2019	16.15	(0.08)	4.96	4.88	0.00	(0.36)	(0.36)	20.67	30.33	[6]	1.11	[5]	1.10		(0.42)	91.3	4.53

2018	15.66	(0.05)	0.71	0.66	0.00	(0.17)	(0.17)	16.15	4.07		1.09	[5]	1.09		(0.30)	70.7	1.85

R6 SHARES

Six Months Ended June 30,

2023	29.84	(0.03)	6.87	6.84	0.00	0.00	0.00	36.68	22.92	[3]	1.06	[4]	1.06	[4]	(0.16)[4]	313.6	0.66	[3]

Year Ended December 31,

2022	46.12	(0.17)	(12.60)	(12.77)	0.00	(3.51)	(3.51)	29.84	(28.11)		1.05		1.05		(0.48)	252.9	22.34

2021	44.59	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.12	19.15		1.05	[5]	1.05		(0.86)	320.6	45.28

2020	20.68	(0.24)	25.39	25.15	0.00	(1.24)	(1.24)	44.59	122.78		1.07		1.07		(0.87)	271.3	18.09

2019	16.16	(0.07)	4.95	4.88	0.00	(0.36)	(0.36)	20.68	30.31		1.10	[5]	1.10		(0.40)	122.0	4.53

2018	15.67	(0.03)	0.69	0.66	0.00	(0.17)	(0.17)	16.16	4.07	[6]	1.10	[5]	1.10		(0.18)	92.2	1.85

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Not Annualized.
[4]	Annualized.
[5]	Interest expense rounds to less than 0.01%.
[6]	The total returns would have been lower had certain expenses not been reduced during the period shown.

72	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Operating expenses (%)		Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	23.80	0.10	1.61	1.71	0.00	0.00	0.00	25.51	7.18	[3,4]	1.25	[5]	1.20	[5]	0.81 [5]	78.1	16.34	[4]

Year Ended December 31,

2022	33.29	0.02	(9.21)	(9.19)	0.00	(0.30)	(0.30)	23.80	(27.47)[3]		1.26		1.20		0.06	66.8	47.04

2021	31.97	(0.11)	3.18	3.07	(0.63)	(1.12)	(1.75)	33.29	9.64	[3]	1.23		1.20		(0.33)	100.2	36.00

2020	24.50	(0.01)	7.49	7.48	(0.01)	0.00	(0.01)	31.97	30.52	[3]	1.28		1.20		(0.05)	85.5	41.13

2019	19.00	0.01	5.51	5.52	(0.01)	(0.01)	(0.02)	24.50	29.06	[3]	1.31		1.20		0.06	82.0	56.52

2018	23.90	(0.01)	(4.21)	(4.22)	0.00	(0.68)	(0.68)	19.00	(17.90)[3]		1.34	[6]	1.20		(0.03)	59.8	50.83

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	24.29	0.13	1.65	1.78	0.00	0.00	0.00	26.07	7.33	[3,4]	0.98	[5]	0.95	[5]	1.02 [5]	324.0	16.34	[4]

Year Ended December 31,

2022	33.88	0.08	(9.37)	(9.29)	0.00	(0.30)	(0.30)	24.29	(27.29)[3]		0.99		0.95		0.30	303.7	47.04

2021	32.51	(0.02)	3.22	3.20	(0.71)	(1.12)	(1.83)	33.88	9.88	[3]	0.96		0.95		(0.05)	497.2	36.00

2020	24.88	0.06	7.61	7.67	(0.04)	0.00	(0.04)	32.51	30.83	[3]	1.01		0.95		0.25	362.9	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.04		0.95		0.27	223.6	56.52

2018	24.19	0.06	(4.28)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.07	[6]	0.95		0.26	154.2	50.83

R6 SHARES

Six Months Ended June 30,

2023	24.28	0.13	1.65	1.78	0.00	0.00	0.00	26.06	7.33	[3,4]	0.98	[5]	0.95	[5]	1.03 [5]	121.1	16.34	[4]

Year Ended December 31,

2022	33.86	0.08	(9.36)	(9.28)	0.00	(0.30)	(0.30)	24.28	(27.28)[3]		0.99		0.95		0.31	112.2	47.04

2021	32.49	(0.03)	3.23	3.20	(0.71)	(1.12)	(1.83)	33.86	9.89	[3]	0.96		0.95		(0.10)	160.3	36.00

2020	24.88	0.04	7.61	7.65	(0.04)	0.00	(0.04)	32.49	30.75	[3]	0.98		0.95		0.15	163.5	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.03		0.95		0.28	17.7	56.52

2018	24.19	0.07	(4.29)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.06	[6]	0.95		0.31	12.4	50.83

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	73

Baron Select Funds	June 30, 2023

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	27.86	0.06	4.08	4.14	0.00	0.00	0.00	32.00	14.86 [3]	1.31	[4]	0.38 [4]	363.3	39.26	[3]

Year Ended December 31,

2022	40.24	0.00 [5]	(11.56)	(11.56)	(0.02)	(0.80)	(0.82)	27.86	(28.61)	1.33		0.00 [6]	322.0	112.74

2021	35.21	(0.10)	8.42	8.32	0.00	(3.29)	(3.29)	40.24	24.03	1.31		(0.26)	514.8	64.39

2020	26.18	(0.10)	11.34	11.24	(0.00)[5]	(2.21)	(2.21)	35.21	43.85	1.34		(0.36)	321.8	71.46

2019	20.77	(0.03)	9.08	9.05	0.00	(3.64)	(3.64)	26.18	44.11	1.33	[7]	(0.10)	246.9	53.44

2018	29.58	(0.03)	(6.28)	(6.31)	0.00	(2.50)	(2.50)	20.77	(22.22)	1.32	[7]	(0.10)	213.0	56.47

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	28.73	0.10	4.21	4.31	0.00	0.00	0.00	33.04	15.00 [3]	1.06	[4]	0.66 [4]	1,167.9	39.26	[3]

Year Ended December 31,

2022	41.36	0.08	(11.89)	(11.81)	(0.02)	(0.80)	(0.82)	28.73	(28.44)	1.07		0.25	928.7	112.74

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	(3.29)	41.36	24.36	1.05		0.04	1,490.8	64.39

2020	26.68	(0.03)	11.60	11.57	(0.02)	(2.21)	(2.23)	36.02	44.28	1.08		(0.10)	705.4	71.46

2019	21.10	0.04	9.22	9.26	(0.04)	(3.64)	(3.68)	26.68	44.44	1.08	[7]	0.15	360.2	53.44

2018	30.01	0.05	(6.39)	(6.34)	(0.07)	(2.50)	(2.57)	21.10	(22.04)	1.06	[7]	0.17	320.9	56.47

R6 SHARES

Six Months Ended June 30,

2023	28.73	0.10	4.21	4.31	0.00	0.00	0.00	33.04	15.00 [3]	1.06	[4]	0.66 [4]	32.6	39.26	[3]

Year Ended December 31,

2022	41.36	0.09	(11.90)	(11.81)	(0.02)	(0.80)	(0.82)	28.73	(28.44)	1.07		0.29	25.7	112.74

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	(3.29)	41.36	24.36	1.05		0.02	33.3	64.39

2020	26.69	(0.03)	11.59	11.56	(0.02)	(2.21)	(2.23)	36.02	44.23	1.07		(0.10)	20.0	71.46

2019	21.10	0.04	9.23	9.27	(0.04)	(3.64)	(3.68)	26.69	44.51	1.07	[7]	0.17	13.2	53.44

2018	30.01	0.09	(6.43)	(6.34)	(0.07)	(2.50)	(2.57)	21.10	(22.03)	1.07	[7]	0.31	9.3	56.47

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Not Annualized.
[4]	Annualized.
[5]	Less than $0.01 per share.
[6]	Less than 0.01%.
[7]	Interest expense rounds to less than 0.01%.

74	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	12.96	0.05	0.78	0.83	0.00	0.00	0.00	0.00	13.79	6.40 [3]	1.38	[4]	0.73 [4]	279.6	17.12	[3]

Year Ended December 31,

2022	17.51	(0.01)	(4.54)	(4.55)	0.00	0.00	0.00	0.00	12.96	(25.99)	1.38		(0.07)	283.7	43.74

2021	18.97	(0.09)	(1.09)	(1.18)	(0.28)	0.00	(0.00)[5]	(0.28)	17.51	(6.26)	1.33		(0.46)	462.6	33.10

2020	14.72	(0.06)	4.31	4.25	0.00	0.00	0.00	0.00	18.97	28.87	1.35		(0.44)	507.7	55.65

2019	12.45	0.03	2.27	2.30	(0.03)	0.00	(0.00)[5]	(0.03)	14.72	18.48	1.35		0.23	667.1	59.00

2018	15.33	0.05	(2.91)	(2.86)	(0.02)	0.00	0.00	(0.02)	12.45	(18.67)	1.36		0.36	753.5	43.27

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	13.04	0.07	0.79	0.86	0.00	0.00	0.00	0.00	13.90	6.60 [3]	1.12	[4]	0.99 [4]	4,596.9	17.12	[3]

Year Ended December 31,

2022	17.58	0.03	(4.57)	(4.54)	0.00	0.00	0.00	0.00	13.04	(25.82)	1.12		0.20	4,473.6	43.74

2021	19.06	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00)[5]	(0.33)	17.58	(6.07)	1.08		(0.22)	8,408.8	33.10

2020	14.75	(0.03)	4.34	4.31	0.00	0.00	0.00	0.00	19.06	29.22	1.09		(0.20)	6,228.8	55.65

2019	12.47	0.07	2.28	2.35	(0.06)	0.00	(0.01)	(0.07)	14.75	18.86	1.09		0.50	4,644.8	59.00

2018	15.37	0.09	(2.93)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.47	(18.49)	1.10		0.62	3,850.0	43.27

R6 SHARES

Six Months Ended June 30,

2023	13.05	0.07	0.79	0.86	0.00	0.00	0.00	0.00	13.91	6.59 [3]	1.12	[4]	0.99 [4]	10.3	17.12	[3]

Year Ended December 31,

2022	17.59	0.03	(4.57)	(4.54)	0.00	0.00	0.00	0.00	13.05	(25.81)	1.13		0.20	10.4	43.74

2021	19.07	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00)[5]	(0.33)	17.59	(6.07)	1.08		(0.21)	17.4	33.10

2020	14.75	(0.03)	4.35	4.32	0.00	0.00	0.00	0.00	19.07	29.29	1.09		(0.18)	13.9	55.65

2019	12.48	0.07	2.27	2.34	(0.06)	0.00	(0.01)	(0.07)	14.75	18.77	1.09		0.49	10.1	59.00

2018	15.38	0.10	(2.94)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.48	(18.47)	1.11		0.69	7.3	43.27

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Not Annualized.
[4]	Annualized.
[5]	Less than $0.01 per share.

See Notes to Financial Statements.	75

Baron Select Funds	June 30, 2023

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Operating expenses (%)		Interest expense (%)		Total operating expenses (%)		Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	24.51	(0.14)	4.13	3.99	0.00	0.00	0.00	28.50	16.28	[3,4]	1.21	[5]	0.01	[5]	1.22	[5]	1.16	[5]	(1.09)[5]	227.1	0.22	[4]

Year Ended December 31,

2022	51.65	(0.37)	(26.27)	(26.64)	0.00	(0.50)	(0.50)	24.51	(51.69)[3,6]		1.19		0.01		1.20		1.15		(1.14)	223.3	11.50

2021	51.34	(0.62)	0.93	0.31	0.00	0.00	0.00	51.65	0.60	[3,8]	1.15		0.00	[7]	1.15		1.15		(1.14)	786.3	23.73

2020	28.68	(0.44)	23.10	22.66	0.00	0.00	0.00	51.34	79.01	[3]	1.17		0.00		1.17		1.15		(1.10)	921.7	8.75

2019	19.77	(0.02)	8.93	8.91	0.00	0.00	0.00	28.68	45.07	[3]	1.25		0.00	[7]	1.25		1.15		(0.08)	174.6	19.44

2018	20.56	(0.21)	(0.58)	(0.79)	0.00	0.00	0.00	19.77	(3.84)[3]		1.45		0.00	[7]	1.45		1.15		(0.94)	35.7	19.77

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	25.08	(0.11)	4.23	4.12	0.00	0.00	0.00	29.20	16.43	[3,4]	0.96	[5]	0.01	[5]	0.97	[5]	0.91	[5]	(0.84)[5]	560.3	0.22	[4]

Year Ended December 31,

2022	52.70	(0.30)	(26.82)	(27.12)	0.00	(0.50)	(0.50)	25.08	(51.57)[3,6]		0.93		0.01		0.94		0.90		(0.89)	538.1	11.50

2021	52.25	(0.49)	0.94	0.45	0.00	0.00	0.00	52.70	0.86	[3,8]	0.90		0.00	[7]	0.90		0.90		(0.89)	1,803.3	23.73

2020	29.12	(0.35)	23.48	23.13	0.00	0.00	0.00	52.25	79.43	[3]	0.92		0.00		0.92		0.90		(0.85)	1,470.9	8.75

2019	20.02	(0.01)	9.11	9.10	0.00	0.00	0.00	29.12	45.45	[3]	1.00		0.00	[7]	1.00		0.90		(0.03)	212.8	19.44

2018	20.77	(0.16)	(0.59)	(0.75)	0.00	0.00	0.00	20.02	(3.61)[3]		1.18		0.00	[7]	1.18		0.90		(0.71)	49.2	19.77

R6 SHARES

Six Months Ended June 30,

2023	25.09	(0.11)	4.24	4.13	0.00	0.00	0.00	29.22	16.46	[3,4]	0.96	[5]	0.01	[5]	0.97	[5]	0.91	[5]	(0.84)[5]	10.3	0.22	[4]

Year Ended December 31,

2022	52.73	(0.29)	(26.85)	(27.14)	0.00	(0.50)	(0.50)	25.09	(51.58)[3,6]		0.93		0.02		0.95		0.90		(0.89)	9.3	11.50

2021	52.28	(0.50)	0.95	0.45	0.00	0.00	0.00	52.73	0.86	[3,8]	0.90		0.00	[7]	0.90		0.90		(0.89)	18.4	23.73

2020	29.14	(0.32)	23.46	23.14	0.00	0.00	0.00	52.28	79.41	[3]	0.92		0.00		0.92		0.90		(0.83)	15.0	8.75

2019	20.03	(0.03)	9.14	9.11	0.00	0.00	0.00	29.14	45.48	[3]	1.00		0.00	[7]	1.00		0.90		(0.10)	6.8	19.44

2018	20.79	(0.15)	(0.61)	(0.76)	0.00	0.00	0.00	20.03	(3.66)[3]		1.16		0.00	[7]	1.16		0.90		(0.69)	4.3	19.77

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]

The Adviser made a voluntary payment to the Fund in the amount of $82,890 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.

[7]	Interest expense rounds to less than 0.01%.
[8]

The Adviser made voluntary payments to the Fund in the amount of $162,538 to compensate the Fund for losses incurred due to valuation errors. The impact of these payments increased the Fund’s total return by less than 0.01%.

76	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Operating expenses (%)		Net operating expenses (%)		Net investment income (%)		Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	12.71	0.13	0.88	1.01	(0.17)	0.00	(0.17)	13.55	8.02	[3,4]	1.36	[5]	1.05	[5]	2.02	[5]	14.3	67.90	[4]

Year Ended December 31,

2022	17.90	0.17	(5.10)	(4.93)	(0.17)	(0.09)	(0.26)	12.71	(27.61)[3]		1.32	[6]	1.05		1.13		13.3	185.25	[7]

2021	14.08	0.15	3.93	4.08	(0.19)	(0.07)	(0.26)	17.90	29.08	[3]	1.42	[6]	1.05		0.94		17.9	96.59

2020	11.65	0.11	2.43	2.54	(0.11)	0.00	(0.11)	14.08	22.02	[3]	4.40		1.05		0.91		2.9	41.75

2019	8.63	0.13	3.02	3.15	(0.13)	0.00	(0.13)	11.65	36.67	[3]	6.87		1.05		1.20		1.4	52.50

2018[8]	10.00	0.14	(1.25)	(1.11)	(0.26)	0.00	(0.26)	8.63	(11.33)[3]		10.47		1.05		1.43		0.4	67.39

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	12.85	0.16	0.88	1.04	(0.17)	0.00	(0.17)	13.72	8.19	[3,4]	1.03	[5]	0.80	[5]	2.44	[5]	108.2	67.90	[4]

Year Ended December 31,

2022	18.05	0.20	(5.14)	(4.94)	(0.17)	(0.09)	(0.26)	12.85	(27.43)[3]		0.96	[6]	0.80		1.31		63.4	185.25	[7]

2021	14.15	0.18	3.98	4.16	(0.19)	(0.07)	(0.26)	18.05	29.51	[3]	1.08	[6]	0.80		1.11		113.7	96.59

2020	11.68	0.37	2.21	2.58	(0.11)	0.00	(0.11)	14.15	22.30	[3]	3.45		0.80		3.00		43.6	41.75

2019	8.66	0.14	3.01	3.15	(0.13)	0.00	(0.13)	11.68	36.54	[3]	5.63		0.80		1.37		2.7	52.50

2018[8]	10.00	0.16	(1.24)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.18		0.80		1.71		2.0	67.39

R6 SHARES

Six Months Ended June 30,

2023	12.84	0.15	0.88	1.03	(0.17)	0.00	(0.17)	13.70	8.12	[3,4]	1.01	[5]	0.80	[5]	2.30	[5]	0.7	67.90	[4]

Year Ended December 31,

2022	18.03	0.21	(5.14)	(4.93)	(0.17)	(0.09)	(0.26)	12.84	(27.41)[3]		0.97	[6]	0.80		1.38		0.6	185.25	[7]

2021	14.14	0.16	3.99	4.15	(0.19)	(0.07)	(0.26)	18.03	29.46	[3]	1.08	[6]	0.80		1.01		0.9	96.59

2020	11.67	0.11	2.47	2.58	(0.11)	0.00	(0.11)	14.14	22.32	[3]	3.47		0.80		1.06		0.6	41.75

2019	8.66	0.14	3.00	3.14	(0.13)	0.00	(0.13)	11.67	36.42	[3]	5.27		0.80		1.36		0.4	52.50

2018[8]	10.00	0.20	(1.28)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.05		0.80		2.07		0.4	67.39

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	Interest expense rounds to less than 0.01%.
[7]	Increased market volatility and large net capital stock outflows caused an increase in the Fund’s portfolio turnover rate in 2022 beyond historical levels.
[8]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.

See Notes to Financial Statements.	77

Baron Select Funds	June 30, 2023

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average net Assets:					Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Operating expenses (%)		Net operating expenses (%)		Net investment income (loss) (%)	Net asset (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	17.69	(0.01)	0.91	0.90	0.00	0.00	0.00	18.59	5.09	[3,4]	1.23	[5]	1.10	[5]	(0.11)[5]	52.3	32.74	[4]

Year Ended December 31,

2022	21.34	(0.06)	(3.59)	(3.65)	0.00	0.00	0.00	17.69	(17.10)[3]		1.21		1.10		(0.31)	55.0	71.55

2021	18.75	(0.17)	3.06	2.89	0.00	(0.30)	(0.30)	21.34	15.46	[3]	1.17		1.10		(0.82)	76.3	55.38

2020	12.86	(0.09)	6.17	6.08	0.00	(0.19)	(0.19)	18.75	47.40	[3]	1.73		1.10		(0.60)	26.8	35.84

2019	9.51	(0.06)	3.41	3.35	0.00	0.00	0.00	12.86	35.23	[3]	2.80		1.10		(0.54)	5.0	68.10

2018[6]	10.00	(0.04)	(0.45)	(0.49)	0.00	0.00	0.00	9.51	(4.90)[3,4]		4.94	[5]	1.10	[5]	(0.60)[5]	2.8	27.30	[4]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	17.91	0.01	0.91	0.92	0.00	0.00	0.00	18.83	5.14	[3,4]	0.90	[5]	0.85	[5]	0.14 [5]	152.9	32.74	[4]

Year Ended December 31,

2022	21.54	(0.01)	(3.62)	(3.63)	0.00	0.00	0.00	17.91	(16.85)[3]		0.90		0.85		(0.05)	149.3	71.55

2021	18.88	(0.12)	3.08	2.96	0.00	(0.30)	(0.30)	21.54	15.72	[3]	0.89		0.85		(0.57)	172.4	55.38

2020	12.92	(0.05)	6.20	6.15	0.00	(0.19)	(0.19)	18.88	47.72	[3]	1.45		0.85		(0.31)	38.6	35.84

2019	9.53	(0.03)	3.42	3.39	0.00	0.00	0.00	12.92	35.57	[3]	2.39		0.85		(0.28)	9.1	68.10

2018[6]	10.00	(0.02)	(0.45)	(0.47)	0.00	0.00	0.00	9.53	(4.70)[3,4]		4.06	[5]	0.85	[5]	(0.33)[5]	4.5	27.30	[4]

R6 SHARES

Six Months Ended June 30,

2023	17.90	0.01	0.92	0.93	0.00	0.00	0.00	18.83	5.20	[3,4]	0.89	[5]	0.85	[5]	0.14 [5]	5.8	32.74	[4]

Year Ended December 31,

2022	21.54	(0.01)	(3.63)	(3.64)	0.00	0.00	0.00	17.90	(16.90)[3]		0.89		0.85		(0.05)	5.7	71.55

2021	18.87	(0.12)	3.09	2.97	0.00	(0.30)	(0.30)	21.54	15.79	[3]	0.89		0.85		(0.57)	6.5	55.38

2020	12.91	(0.04)	6.19	6.15	0.00	(0.19)	(0.19)	18.87	47.76	[3]	1.44		0.85		(0.25)	4.9	35.84

2019	9.52	(0.03)	3.42	3.39	0.00	0.00	0.00	12.91	35.61	[3]	2.22		0.85		(0.28)	1.3	68.10

2018[6]	10.00	(0.02)	(0.46)	(0.48)	0.00	0.00	0.00	9.52	(4.80)[3,4]		3.14	[5]	0.85	[5]	(0.32)[5]	0.7	27.30	[4]

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.

78	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FINTECH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Operating expenses (%)		Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	11.09	(0.02)	1.16	1.14	0.00	0.00	0.00	12.23	10.28	[3,4]	1.64	[5]	1.20	[5]	(0.36)[5]	6.7	8.98	[4]

Year Ended December 31,

2022	16.90	(0.07)	(5.59)	(5.66)	0.00	(0.15)	(0.15)	11.09	(33.46)[3]		1.63	[6]	1.20		(0.56)	7.0	27.08

2021	14.69	(0.14)	2.35	2.21	0.00	0.00	0.00	16.90	15.04	[3]	1.57		1.20		(0.85)	13.2	11.88

2020[7]	10.00	(0.09)	4.78	4.69	0.00	0.00	0.00	14.69	46.90	[3]	3.09		1.20		(0.77)	6.4	8.12

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	11.17	(0.01)	1.17	1.16	0.00	0.00	0.00	12.33	10.38	[3,4]	1.21	[5]	0.95	[5]	(0.11)[5]	36.7	8.98	[4]

Year Ended December 31,

2022	16.98	(0.04)	(5.62)	(5.66)	0.00	(0.15)	(0.15)	11.17	(33.30)[3]		1.20	[6]	0.95		(0.30)	31.1	27.08

2021	14.72	(0.10)	2.36	2.26	0.00	0.00	0.00	16.98	15.35	[3]	1.18		0.95		(0.60)	58.5	11.88

2020[7]	10.00	(0.07)	4.79	4.72	0.00	0.00	0.00	14.72	47.20	[3]	2.43		0.95		(0.54)	24.0	8.12

R6 SHARES

Six Months Ended June 30,

2023	11.17	(0.01)	1.17	1.16	0.00	0.00	0.00	12.33	10.38	[3,4]	1.18	[5]	0.95	[5]	(0.12)[5]	8.9	8.98	[4]

Year Ended December 31,

2022	16.98	(0.04)	(5.62)	(5.66)	0.00	(0.15)	(0.15)	11.17	(33.30)[3]		1.18	[6]	0.95		(0.30)	4.5	27.08

2021	14.73	(0.10)	2.35	2.25	0.00	0.00	0.00	16.98	15.28	[3]	1.18		0.95		(0.60)	6.6	11.88

2020[7]	10.00	(0.06)	4.79	4.73	0.00	0.00	0.00	14.73	47.30	[3]	2.33		0.95		(0.53)	3.7	8.12

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	Interest expense rounds to less than 0.01%.
[7]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.

See Notes to Financial Statements.	79

Baron Select Funds	June 30, 2023

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON NEW ASIA FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Operating expenses (%)		Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)		Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	7.40	0.02	0.35	0.37	0.00	0.00	0.00	7.77	5.00	[3,4]	6.65	[5]	1.45	[5]	0.45 [5]	1.0		20.43	[4]

Year Ended December 31,

2022	10.17	(0.05)	(2.72)	(2.77)	0.00	0.00	0.00	7.40	(27.24)[3]		8.96		1.45		(0.58)	0.9		56.48

2021[6]	10.00	(0.05)	0.22	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	10.06	[5,7]	1.45	[5,7]	(1.25)[5]	1.3		14.32	[4]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	7.43	0.04	0.33	0.37	0.00	0.00	0.00	7.80	4.98	[3,4]	6.67	[5]	1.20	[5]	1.02 [5]	1.6		20.43	[4]

Year Ended December 31,

2022	10.17	(0.03)	(2.71)	(2.74)	0.00	0.00	0.00	7.43	(26.94)[3]		7.22		1.20		(0.33)	2.7		56.48

2021[6]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.59	[5,7]	1.20	[5,7]	(1.00)[5]	3.2		14.32	[4]

R6 SHARES

Six Months Ended June 30,

2023	7.44	0.02	0.35	0.37	0.00	0.00	0.00	7.81	4.97	[3,4]	5.96	[5]	1.20	[5]	0.47 [5]	1.8		20.43	[4]

Year Ended December 31,

2022	10.17	(0.03)	(2.70)	(2.73)	0.00	0.00	0.00	7.44	(26.84)[3]		7.95		1.20		(0.42)	0.1		56.48

2021[6]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.10	[5,7]	1.20	[5,7]	(0.99)[5]	0.0	[8]	14.32	[4]

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period July 30, 2021 (commencement of operations) to December 31, 2021.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2021.
[8]	Amount represents less than $500,000.

80	See Notes to Financial Statements.

June 30, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON TECHNOLOGY FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Operating expenses (%)		Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	5.56	(0.02)	2.38	2.36	0.00	0.00	0.00	7.92	42.45	[3,4]	5.45	[5]	1.20	[5]	(0.74)[5]	2.5	16.20	[4]

Year Ended December 31,

2022[6]	10.00	(0.06)	(4.38)	(4.44)	0.00	0.00	0.00	5.56	(44.40)[3]		6.86		1.20		(0.81)	1.3	19.13

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	5.57	(0.02)	2.41	2.39	0.00	0.00	0.00	7.96	42.91	[3,4]	6.10	[5]	0.95	[5]	(0.50)[5]	0.8	16.20	[4]

Year Ended December 31,

2022[6]	10.00	(0.04)	(4.39)	(4.43)	0.00	0.00	0.00	5.57	(44.30)[3]		6.42		0.95		(0.55)	1.6	19.13

R6 SHARES

Six Months Ended June 30,

2023	5.57	(0.02)	2.40	2.38	0.00	0.00	0.00	7.95	42.73	[3,4]	4.40	[5]	0.95	[5]	(0.49)[5]	2.3	16.20	[4]

Year Ended December 31,

2022[6]	10.00	(0.03)	(4.40)	(4.43)	0.00	0.00	0.00	5.57	(44.30)[3]		3.75		0.95		(0.46)	0.4	19.13

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period January 3, 2022 (commencement of operations) to December 31, 2022.

See Notes to Financial Statements.	81

Baron Select Funds	June 30, 2023

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur ongoing expenses. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2023 and held for the six months ended June 30, 2023.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20231

	Actual Total Return	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	42.40%	$1,000.00	$1,424.00		2.29%[2]	$13.76
Baron Partners Fund — Institutional Shares	42.59%	$1,000.00	$1,425.90		2.04%[2]	$12.27
Baron Partners Fund — R6 Shares	42.58%	$1,000.00	$1,425.80		2.04%[2]	$12.27
Baron Focused Growth Fund — Retail Shares	22.75%	$1,000.00	$1,227.50		1.32%	$7.29
Baron Focused Growth Fund — Institutional Shares	22.90%	$1,000.00	$1,229.00		1.06%	$5.86
Baron Focused Growth Fund — R6 Shares	22.92%	$1,000.00	$1,229.20		1.06%	$5.86
Baron International Growth Fund — Retail Shares	7.18%	$1,000.00	$1,071.80	[4]	1.20%[5]	$6.16
Baron International Growth Fund — Institutional Shares	7.33%	$1,000.00	$1,073.30	[4]	0.95%[5]	$4.88
Baron International Growth Fund — R6 Shares	7.33%	$1,000.00	$1,073.30	[4]	0.95%[5]	$4.88
Baron Real Estate Fund — Retail Shares	14.86%	$1,000.00	$1,148.60		1.31%	$6.98
Baron Real Estate Fund — Institutional Shares	15.00%	$1,000.00	$1,150.00		1.06%	$5.65
Baron Real Estate Fund — R6 Shares	15.00%	$1.000.00	$1,150.00		1.06%	$5.65
Baron Emerging Markets Fund — Retail Shares	6.40%	$1,000.00	$1,064.00		1.38%	$7.06
Baron Emerging Markets Fund — Institutional Shares	6.60%	$1,000.00	$1,066.00		1.12%	$5.74
Baron Emerging Markets Fund — R6 Shares	6.59%	$1,000.00	$1,065.90		1.12%	$5.74
Baron Global Advantage Fund — Retail Shares	16.28%	$1,000.00	$1,162.80	[4]	1.16%[5,6]	$6.22
Baron Global Advantage Fund — Institutional Shares	16.43%	$1,000.00	$1,164.30	[4]	0.91%[5,6]	$4.88
Baron Global Advantage Fund — R6 Shares	16.46%	$1,000.00	$1,164.60	[4]	0.91%[5,6]	$4.88
Baron Real Estate Income Fund — Retail Shares	8.02%	$1,000.00	$1,080.20	[4]	1.05%[5]	$5.42
Baron Real Estate Income Fund — Institutional Shares	8.19%	$1,000.00	$1,081.90	[4]	0.80%[5]	$4.13
Baron Real Estate Income Fund — R6 Shares	8.12%	$1,000.00	$1,081.20	[4]	0.80%[5]	$4.13
Baron Health Care Fund — Retail Shares	5.09%	$1,000.00	$1,050.90	[4]	1.10%[5]	$5.59
Baron Health Care Fund — Institutional Shares	5.14%	$1,000.00	$1,051.40	[4]	0.85%[5]	$4.32
Baron Health Care Fund — R6 Shares	5.20%	$1,000.00	$1,052.00	[4]	0.85%[5]	$4.32
Baron FinTech Fund — Retail Shares	10.28%	$1,000.00	$1,102.80	[4]	1.20%[5]	$6.26
Baron FinTech Fund — Institutional Shares	10.38%	$1,000.00	$1,103.80	[4]	0.95%[5]	$4.96
Baron FinTech Fund — R6 Shares	10.38%	$1,000.00	$1,103.80	[4]	0.95%[5]	$4.96
Baron New Asia Fund — Retail Shares	5.00%	$1,000.00	$1,050.00	[4]	1.45%[5]	$7.37
Baron New Asia Fund — Institutional Shares	4.98%	$1,000.00	$1,049.80	[4]	1.20%[5]	$6.10
Baron New Asia Fund — R6 Shares	4.97%	$1,000.00	$1,049.70	[4]	1.20%[5]	$6.10
Baron Technology Fund — Retail Shares	42.45%	$1,000.00	$1,424.50	[4]	1.20%[5]	$7.21
Baron Technology Fund — Institutional Shares	42.91%	$1,000.00	$1,429.10	[4]	0.95%[5]	$5.72
Baron Technology Fund — R6 Shares	42.73%	$1,000.00	$1,427.30	[4]	0.95%[5]	$5.72

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2023, includes 1.30%, 1.05%, and 1.05% for operating expenses and 0.99%, 0.99%, and 0.99% for interest expense for the Retail, Institutional, and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.
[6]

Annualized expense ratio for Baron Global Advantage Fund for the six months ended June 30, 2023, was 1.16%, 0.91%, and 0.91% for net operating expenses, including 0.01%, 0.01%, and 0.01% of interest expense for the Retail, Institutional, and R6 Shares, respectively.

June 30, 2023	Baron Select Funds

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED June 30, 2023

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,013.44		2.29%[2]	$11.43
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,014.68		2.04%[2]	$10.19
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,014.68		2.04%[2]	$10.19
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.25		1.32%	$6.61
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.30		1.31%	$6.56
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.95		1.38%	$6.90
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.24		1.12%	$5.61
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.24		1.12%	$5.61
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.04	[4]	1.16%[5,6]	$5.81
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.28	[4]	0.91%[5,6]	$4.56
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.28	[4]	0.91%[5,6]	$4.56
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.59	[4]	1.05%[5]	$5.26
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,020.83	[4]	0.80%[5]	$4.01
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,020.83	[4]	0.80%[5]	$4.01
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26
Baron FinTech Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron FinTech Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron FinTech Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron New Asia Fund — Retail Shares	5.00%	$1,000.00	$1,017.60	[4]	1.45%[5]	$7.25
Baron New Asia Fund — Institutional Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron New Asia Fund — R6 Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron Technology Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron Technology Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron Technology Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2023, includes 1.30%, 1.05%, and 1.05% for operating expenses and 0.99%, 0.99%, and 0.99% for interest expense for the Retail, Institutional, and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.
[6]

Annualized expense ratio for Baron Global Advantage Fund for the six months ended June 30, 2023, was 1.16%, 0.91%, and 0.91% for net operating expenses, including 0.01%, 0.01%, and 0.01% of interest expense for the Retail, Institutional, and R6 Shares, respectively.

Baron Select Funds	June 30, 2023

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 16, 2023 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron New Asia Fund (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreements for the Funds. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees considered the information provided, including, for many, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•

The advisory fees and total expense ratios of the Funds and comparisons to similar funds managed by other advisers over comparable periods. They observed that, for most of the Funds, while the advisory fee was comparatively higher, the net operating expenses paid by the Funds (total expense ratio) were within the range of those of the funds in their respective peer groups; and

•	Additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services the Adviser provides to each Fund, including performance consistent with its investing principles, supported approval of the investment advisory agreement for each Fund.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by representatives of Broadridge. The Board considered for each Fund, among other information, Broadridge’s comparisons of the expense ratio and contractual advisory fee with those of peer group funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of each Fund’s annualized total return and related risk metrics over one-, three-, five- and ten-year periods, where applicable, against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s advisory fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the significant fluctuation in assets in recent years. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to consider the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds.

The Board concluded that the advisory fee for each Fund was supported by the entirety of the presentation and particularly in light of the services provided as discussed at this meeting.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, baronfunds.com or by calling 1-800-99BARON.

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SEMISELECT 06/30/2023

June 30, 2023

Baron Funds

Baron WealthBuilder Fund

Semi-Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron WealthBuilder Fund (the Fund) for the six months ended June 30, 2023. The U.S. Securities and Exchange Commission (the SEC) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer August 28, 2023	Linda S. Martinson Chairman, President and Chief Operating Officer August 28, 2023	Peggy Wong Chief Financial Officer August 28, 2023

This Semi-Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at baronfunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at baronfunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete Portfolios of Investments with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at sec.gov. Portfolios of Investments current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (BAMCO or the Adviser) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to baronfunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	June 30, 2023

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in shares of individual Baron mutual funds (Baron Funds). Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron Funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired fund fees and expenses).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for TA Shares (available directly through Baron Funds) and Institutional Shares. Retail Shares annual operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses, and extraordinary expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs. benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of June 30, 2023, the five largest Baron Funds represented 61.4% of Baron WealthBuilder Fund’s net assets.

Ronald Baron, CEO of Baron Capital is the lead portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the co-portfolio manager.

2

June 30, 2023 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2023
	Six Months*	One Year	Three Years	Five Years	Since Inception (December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	18.38%	18.37%	10.93%	12.28%	12.55%
Baron WealthBuilder Fund — TA Shares[1,2]	18.51%	18.66%	11.17%	12.55%	12.81%
Baron WealthBuilder Fund — Institutional Shares[1,2]	18.58%	18.65%	11.22%	12.57%	12.82%
S&P 500 Index[1]	16.89%	19.59%	14.60%	12.31%	11.66%
MSCI ACWI Index[1]	13.93%	16.53%	10.99%	8.10%	7.25%

*	Not Annualized.

[1]

The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The MSCI ACWI Index Net (USD) measures the equity market performance of large and midcap securities across developed and emerging markets, including the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund are with dividends reinvested, net of foreign withholding taxes, as applicable, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has agreed that, pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expense are not subject to the operating expense limitation) to 0.05% of average daily net assets of TA shares, 0.30% of average daily net assets of Retail Shares, and 0.05% of average daily net assets of Institutional shares, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	June 30, 2023

COUNTRY EXPOSURES OF BARON UNDERLYING FUNDS AS OF JUNE 30, 2023

Percent of Net Assets*
United States	87.9%
Canada	1.4%
Netherlands	1.4%
China	1.3%
United Kingdom	1.2%
India	1.2%
Ireland	0.7%
Korea	0.6%
Argentina	0.6%
Japan	0.4%
Other	3.1%
Cash and Cash Equivalents	0.3%

100.0%

SECTOR EXPOSURES OF BARON UNDERLYING FUNDS AS OF JUNE 30, 2023†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2023, Baron WealthBuilder Fund1 increased 18.38%, outperforming the S&P 500 Index, which gained 16.89%.

Baron WealthBuilder Fund is a diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small-to mid-cap, mid-cap, large-cap, all-cap stocks; and sector stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, durable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

U.S. equities rallied during the period, supported by easing inflation, a first-time pause in the Federal Reserve’s prolonged interest rate hike campaign, Congress’ successful avoidance of the debt ceiling cliff, earnings optimism, and economic releases bolstering the “soft landing” narrative. One notable aspect of the recovery was the narrow market leadership. Seven mega-cap technology companies accounted for much of the recent gains in the major market indexes, driven by excitement surrounding their potential ability to gain from widespread adoption of artificial intelligence.

Consumer Discretionary, Information Technology, and Industrials contributed the most. No sectors detracted significantly.

The U.S., Canada, and the Netherlands contributed the most. The U.K. detracted the most.

Baron Partners Fund, Baron Small Cap Fund, and Baron Growth Fund contributed the most. No Fund detracted.

We invest for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to displayed total due to rounding.
†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

4

June 30, 2023	Baron WealthBuilder Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

Shares		Cost	Value
Affiliated Mutual Funds (100.00%)

Small Cap Funds (32.10%)
913,221	Baron Discovery Fund — Institutional Shares	$23,414,202	$24,035,965
767,730	Baron Growth Fund — Institutional Shares	73,590,894	76,128,137
2,120,965	Baron Small Cap Fund — Institutional Shares	71,485,387	65,452,980

Total Small Cap Funds		168,490,483	165,617,082

Small to Mid Cap Funds (6.41%)
902,323	Baron Focused Growth Fund — Institutional Shares	29,949,543	33,070,126

Mid Cap Funds (12.68%)
653,426	Baron Asset Fund — Institutional Shares	63,623,318	65,407,905

Large Cap Funds (6.97%)
704,127	Baron Durable Advantage Fund — Institutional Shares	11,085,260	14,033,258
573,579	Baron Fifth Avenue Growth Fund — Institutional Shares	20,727,357	21,904,971

Total Large Cap Funds		31,812,617	35,938,229

All Cap Funds (19.12%)
645,217	Baron Opportunity Fund — Institutional Shares	16,417,056	22,176,092
462,713	Baron Partners Fund — Institutional Shares	42,282,802	76,435,535

Total All Cap Funds		58,699,858	98,611,627

International Funds (9.38%)
1,042,343	Baron Emerging Markets Fund — Institutional Shares	15,187,220	14,488,568
612,756	Baron Global Advantage Fund — Institutional Shares	16,589,588	17,892,463
614,513	Baron International Growth Fund — Institutional Shares	16,873,006	16,020,348

Total International Funds		48,649,814	48,401,379

Sector Funds (13.34%)
1,002,542	Baron FinTech Fund — Institutional Shares	14,007,985	12,361,348
792,480	Baron Health Care Fund — Institutional Shares	14,085,840	14,922,393
922,098	Baron Real Estate Fund — Institutional Shares	31,357,046	30,466,118
806,610	Baron Real Estate Income Fund — Institutional Shares	12,874,126	11,066,694

Total Sector Funds		72,324,997	68,816,553

Total Affiliated Investments (100.00%)		$473,550,630	515,862,901

Cash and Other Assets Less Liabilities (0.00%)			9,192

Net Assets			$515,872,093

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	June 30, 2023

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

Assets:
Investments in Affiliated Mutual Funds, at value*	$515,862,901
Receivable for capital shares sold	1,136,920
Prepaid expenses	4,467

517,004,288

Liabilities:
Due to custodian bank	578,587
Payable for securities purchased	305,258
Payable for capital shares redeemed	182,912
Distribution fees payable (Note 4)	376
Other accrued expenses and other payables	65,062

1,132,195

Net Assets	$515,872,093

Net Assets consist of:
Paid-in capital	$509,404,129
Distributable earnings/(losses)	6,467,964

Net Assets	$515,872,093

Retail Shares:
Net Assets	$91,000,691
Shares Outstanding ($0.01 par value; indefinite shares authorized)	5,474,005

Net Asset Value Per Share	$16.62

TA Shares:
Net Assets	$46,383,059
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,753,945

Net Asset Value Per Share	$16.84

Institutional Shares:
Net Assets	$378,488,343
Shares Outstanding ($0.01 par value; indefinite shares authorized)	22,460,341

Net Asset Value Per Share	$16.85

*Investments in Affiliated Mutual Funds, at cost	$473,550,630

6	See Notes to Financial Statements.

June 30, 2023	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended June 30, 2023
Investment income (loss):
Income:
Dividends from Affiliated Mutual Funds	$137,117

Total income	137,117

Expenses:
Distribution fees — Retail Shares (Note 4)	103,597
Shareholder servicing agent fees and expenses — Retail Shares	2,072
Shareholder servicing agent fees and expenses — TA Shares	1,047
Shareholder servicing agent fees and expenses — Institutional Shares	8,534
Registration and filing fees	39,160
Reports to shareholders	37,930
Custodian and fund accounting fees	22,342
Administration fees	22,082
Professional fees	22,041
Trustee fees and expenses (Note 4)	13,410
Line of credit fees	4,231
Insurance expense	3,704
Miscellaneous expenses	2,458

Total operating expenses	282,608
Expenses reimbursed — Retail Shares (Note 4)	(11,145)
Expenses reimbursed — TA Shares (Note 4)	(5,614)
Expenses reimbursed — Institutional Shares (Note 4)	(45,727)

Total net expenses	220,122

Net investment income (loss)	(83,005)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on Affiliated Mutual Funds	(2,426,126)
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	82,043,886

Net gain (loss) on investments	79,617,760

Net increase (decrease) in net assets resulting from operations	$79,534,755

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(83,005)	$(311,787)
Net realized gain (loss)	(2,426,126)	(32,254,139)
Change in net unrealized appreciation (depreciation)	82,043,886	(165,137,587)

Increase (decrease) in net assets resulting from operations	79,534,755	(197,703,513)

Distributions to shareholders from (Note 7):
Distributable earnings — Retail Shares	—	(2,459,751)
Distributable earnings — TA Shares	—	(1,168,124)
Distributable earnings — Institutional Shares	—	(9,769,520)

Decrease in net assets from distributions to shareholders	—	(13,397,395)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	11,614,795	39,365,696
Proceeds from the sale of shares — TA Shares	2,961,866	10,452,738
Proceeds from the sale of shares — Institutional Shares	26,986,804	89,164,588
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	2,423,777
Net asset value of shares issued in reinvestment of distributions — TA Shares	—	1,152,024
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	9,411,127
Cost of shares redeemed — Retail Shares	(10,565,645)	(42,109,348)
Cost of shares redeemed — TA Shares	(1,648,642)	(3,247,842)
Cost of shares redeemed — Institutional Shares	(19,452,269)	(45,911,410)

Increase (decrease) in net assets derived from capital share transactions	9,896,909	60,701,350

Net increase (decrease) in net assets	89,431,664	(150,399,558)

Net Assets:
Beginning of period	426,440,429	576,839,987

End of period	$515,872,093	$426,440,429

Capital share transactions — Retail Shares
Shares sold	748,314	2,368,462
Shares issued in reinvestment of distributions	—	173,872
Shares redeemed	(689,358)	(2,575,221)

Net increase (decrease)	58,956	(32,887)

Capital share transactions — TA Shares
Shares sold	190,715	623,662
Shares issued in reinvestment of dividends	—	81,704
Shares redeemed	(107,092)	(203,700)

Net increase (decrease)	83,623	501,666

Capital share transactions — Institutional Shares
Shares sold	1,726,166	5,184,852
Shares issued in reinvestment of distributions	—	666,983
Shares redeemed	(1,249,321)	(2,808,680)

Net increase (decrease)	476,845	3,043,155

8	See Notes to Financial Statements.

June 30, 2023	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, The Trust currently offers 12 series. This report covers only the Baron WealthBuilder Fund (the Fund). The Fund’s investment objective is capital appreciation. The Fund is a diversified fund that invests, at any given time, in the securities of a select number of Baron mutual funds (the Underlying Funds), representing specific investment strategies. The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (BAMCO or the Adviser). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at baronfunds.com.

The Fund offers Retail Shares, TA Shares, and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses, and eligibility requirements. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Trust is an investment company and therefore follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

a) Net Asset Value.  The Fund’s share price or net asset value (NAV) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the NAV Calculation Time)) on the New York Stock Exchange (the Exchange) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation. The NAV per share of a class is determined by dividing the value of the total assets less all liabilities, of the Fund represented by such class, by the total number of Fund shares of such class outstanding.

b) Security Valuation.  Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the Board). The Board has designated the Adviser to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Adviser has a Fair Valuation Committee (the Committee) comprised of senior management representatives and the Committee reports to the Board every quarter. Accordingly, the Committee may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Adviser’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value, calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

c) Securities Transactions and Investment Income.  Fund securities transactions are accounted for on trade date. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions are reflected as realized gains.

9

Baron WealthBuilder Fund	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

d) Expense Allocation.  The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees. Expenses that are not directly attributable to the Fund are typically allocated among the funds in the Trust and Baron Investment Funds Trust (collectively, the Fund Complex) in proportion to their respective net assets. The Fund accrues distribution and service (12b-1) fees to Retail Shares.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of acquired fund fees and expenses incurred indirectly by the Fund will vary.

e) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which an Underlying Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Underlying Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (Tesla), 46% and 15%, respectively, of these Underlying Funds’ net assets as of June 30, 2023, the NAVs of these Underlying Funds will be materially impacted by the price of Tesla stock. The Fund’s indirect proportional ownership of Tesla is $39,576,545, which represents 7.7% of the Fund’s net assets as of June 30, 2023. The financial statements of the Underlying Funds are available at www.BaronFunds.com.

f) Non-Diversified Portfolio.  Certain Underlying Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Underlying Fund’s performance (and consequently the Fund’s performance) compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Underlying Fund (and consequently the Fund) to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified funds may encounter difficulty liquidating securities.

g) Industry Concentration.  From time to time, market fluctuations in the value of an Underlying Fund’s investments, combined with an Underlying Fund’s non-diversified portfolio, may result in an Underlying Fund being concentrated in the securities of a single issuer or a small number of issuers, in a particular industry. As a result, this Underlying Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, an Underlying Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 46% and 15%, respectively, of these Underlying Funds’ net assets as of June 30, 2023, these Underlying Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

h) Use of Estimates.  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

i) Federal Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

j) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, short-term capital gain distributions, and wash sale losses deferred. Income dividends are normally declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k) Commitments and Contingencies.  In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

l) Cash and Cash Equivalents.  The Fund considers all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

m) Asset Allocation and Risks of Investing in the Underlying Funds.  The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2023 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$24,115,686	$14,373,588

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (BCG), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for

10

June 30, 2023	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser has contractually agreed to reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) pursuant to a contract expiring on August 29, 2023, unless renewed for another 11-year term as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	TA Shares	Institutional Shares
Baron WealthBuilder Fund	0.30%	0.05%	0.05%

The aforementioned reimbursement is not subject to recoupment by the Adviser.

b) Distribution Fees.  Baron Capital, Inc. (BCI), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees.  Certain Trustees of the Trust are officers of the Adviser and received no direct renumeration in such capacity from the Fund Complex. The Fund Complex pays each Independent Trustee (an Independent Trustee is a Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund Complex) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $172,000 with the lead Independent Trustee receiving an additional $20,000. An additional $48,000 per annum is paid to each Independent Trustee for attendance at the quarterly meetings of the Board. Each member of the Audit Committee receives an additional $10,000 in annual compensation with the Audit Committee Chairperson receiving an additional $10,000.

d) Custody, Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (State Street) to perform custody, accounting and certain administrative services.

e) Ownership Concentration.  As of June 30, 2023 the officers, trustees and portfolio managers owned, directly or indirectly, 14.94% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

f) Transactions in “Affiliated” Companies.  The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2022	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at June 30, 2023	Value at June 30, 2023	% of Net Assets at June 20, 2023
“Affiliated” Company as of June 30, 2023:
Baron Asset Fund, Institutional Shares	$58,777,134	$2,997,321	$1,796,699	$5,655,420	$(225,271)	$—	$—	653,426	$65,407,905	12.68%
Baron Discovery Fund, Institutional Shares	20,467,271	1,138,982	682,745	3,221,144	(108,687)	—	—	913,221	24,035,965	4.66%
Baron Durable Advantage Fund, Institutional Shares	10,726,089	599,464	359,340	3,108,459	(41,414)	—	—	704,127	14,033,258	2.72%
Baron Emerging Markets Fund, Institutional Shares	13,314,631	719,357	431,208	922,006	(36,218)	—	—	1,042,343	14,488,568	2.81%
Baron Fifth Avenue Growth Fund, Institutional Shares	15,470,963	959,143	574,944	6,154,555	(104,746)	—	—	573,579	21,904,971	4.25%
Baron FinTech Fund, Institutional Shares	10,973,144	599,464	359,339	1,210,498	(62,419)	—	—	1,002,542	12,361,348	2.40%
Baron Focused Growth Fund, Institutional Shares	26,365,450	1,558,607	934,283	6,330,166	(249,814)	—	—	902,323	33,070,126	6.41%
Baron Global Advantage Fund, Institutional Shares	15,022,835	959,143	574,943	2,554,165	(68,737)	—	—	612,756	17,892,463	3.47%
Baron Growth Fund, Institutional Shares	67,472,097	3,357,000	2,012,302	7,521,222	(209,880)	—	—	767,730	76,128,137	14.76%
Baron Health Care Fund, Institutional Shares	13,891,635	719,357	431,207	778,834	(36,226)	—	—	792,480	14,922,393	2.89%
Baron International Growth Fund, Institutional Shares	14,652,318	719,357	431,208	1,144,642	(64,761)	—	—	614,513	16,020,348	3.10%
Baron Opportunity Fund, Institutional Shares	15,849,030	959,143	574,944	6,015,795	(72,932)	—	—	645,217	22,176,092	4.30%
Baron Partners Fund, Institutional Shares	52,479,980	3,596,785	2,156,038	22,999,336	(484,528)	—	—	462,713	76,435,535	14.82%
Baron Real Estate Fund, Institutional Shares	25,969,840	1,438,714	862,415	4,104,795	(184,816)	—	—	922,098	30,466,118	5.91%

11

Baron WealthBuilder Fund	June 30, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

Name of Issuer	Value at December 31, 2022	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at June 30, 2023	Value at June 30, 2023	% of Net Assets at June 20, 2023
Baron Real Estate Income Fund, Institutional Shares	$10,002,678	$736,581	$359,340	$789,380	$(102,605)	$137,117	$—	806,610	$11,066,694	2.14%
Baron Small Cap Fund, Institutional Shares	55,067,948	3,057,268	1,832,633	9,533,469	(373,072)	—	—	2,120,965	65,452,980	12.68%

	$426,503,043	$24,115,686	$14,373,588	$82,043,886	$(2,426,126)	$137,117	$—		$515,862,901

5. LINE OF CREDIT

The Fund Complex (except Baron Partners Fund) participates in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Federal Funds Effective Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the six months ended June 30, 2023, the Fund did not have any borrowings under the line of credit.

The Adviser believes that the fair value of the liabilities under the line of credit agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates over time. The Fund’s outstanding balance under the line of credit agreement, if any, would be categorized as Level 2 in the fair value hierarchy, which is further discussed in Note 6.

6. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

7. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, short-term capital gain distributions, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2023, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation, and the net unrealized appreciation (depreciation) for U.S. federal income tax purposes were as follows:

Cost of investments	$473,550,630

Aggregate gross unrealized appreciation	54,240,986
Aggregate gross unrealized depreciation	(11,928,715)

Net unrealized appreciation (depreciation)	42,312,271

12

June 30, 2023	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2022, the Fund had capital loss carryforwards as follows:

Short term	$18,511,843

Long term	$3,900,971

The estimated tax character of distributions paid during the six months ended June 30, 2023 and for the year ended December 31, 2022 was as follows:

Six Months Ended June 30, 2023		Year Ended December 31, 2022

Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
$—	$—	$2,479,054	$10,918,341

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Fund follows the provisions of FASB Codification Section 740 (ASC Section 740) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior two years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At June 30, 2023, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

8. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (ASU 2022-03), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (Topic 820). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. The Adviser is currently evaluating the implications, if any, of the additional requirements and their impact on the Funds’ financial statements.

9. SUBSEQUENT EVENTS

Management has evaluated events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements and has determined that there were no subsequent events that required adjustment to or disclosure in the financial statements.

13

Baron WealthBuilder Fund	June 30, 2023

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Operating expenses (%)		Interest expense (%)		Total operating expenses (%)[3]		Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2023	14.04	(0.02)	2.60	2.58	0.00	0.00	0.00	16.62	18.38	[4,5]	0.33	[6]	0.00		0.33	[6]	0.30	[6]	(0.24)[6]	91.0	3.05	[4]

Year Ended December 31,

2022	21.56	(0.04)	(7.02)	(7.06)	(0.08)	(0.38)	(0.46)	14.04	(32.75)[5]		0.34		0.00		0.34		0.30		(0.27)	76.0	20.73

2021	19.57	(0.03)	3.21	3.18	0.00	(1.19)	(1.19)	21.56	16.42	[5]	0.33		0.00	[7]	0.33		0.30		(0.13)	117.4	0.18

2020	12.23	(0.04)	7.62	7.58	0.00	(0.24)	(0.24)	19.57	62.45	[5]	0.41		0.00	[7]	0.41		0.30		(0.29)	44.5	6.65

2019	9.33	(0.03)	3.37	3.34	(0.01)	(0.43)	(0.44)	12.23	36.24	[5]	0.39		0.02		0.41		0.30		(0.26)	5.9	22.48

2018	10.00	(0.01)	(0.65)	(0.66)	0.00	(0.01)	(0.01)	9.33	(6.58)[5]		0.90		0.00		0.90		0.30		(0.13)	2.1	1.24

TA SHARES

Six Months Ended June 30,

2023	14.21	0.00	2.63	2.63	0.00	0.00	0.00	16.84	18.51	[4,5]	0.08	[6]	0.00		0.08	[6]	0.05	[6]	0.01 [6]	46.4	3.05	[4]

Year Ended December 31,

2022	21.76	(0.00)[8]	(7.09)	(7.09)	(0.08)	(0.38)	(0.46)	14.21	(32.59)[5]		0.08		0.00		0.08		0.05		(0.02)	37.9	20.73

2021	19.70	0.03	3.22	3.25	(0.00)[8]	(1.19)	(1.19)	21.76	16.70	[5]	0.08		0.00	[7]	0.08		0.05		0.12	47.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[5]	0.16		0.00	[7]	0.16		0.05		(0.04)	44.0	6.65

2019	9.35	(0.00)[8]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[5]	0.15		0.02		0.17		0.05		(0.03)	21.4	22.48

2018	10.00	0.01	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[5]		0.59		0.00		0.59		0.05		0.05	9.7	1.24

INSTITUTIONAL SHARES

Six Months Ended June 30,

2023	14.21	0.00	2.64	2.64	0.00	0.00	0.00	16.85	18.58	[4,5]	0.08	[6]	0.00		0.08	[6]	0.05	[6]	0.01 [6]	378.5	3.05	[4]

Year Ended December 31,

2022	21.76	(0.00)[8]	(7.09)	(7.09)	(0.08)	(0.38)	(0.46)	14.21	(32.59)[5]		0.09		0.00		0.09		0.05		(0.02)	312.5	20.73

2021	19.70	0.02	3.23	3.25	(0.00)[8]	(1.19)	(1.19)	21.76	16.70	[5]	0.08		0.00	[7]	0.08		0.05		0.09	412.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[5]	0.16		0.00	[7]	0.16		0.05		(0.04)	184.1	6.65

2019	9.35	(0.00)[8]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[5]	0.15		0.02		0.17		0.05		(0.02)	93.8	22.48

2018	10.00	0.01	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[5]		0.49		0.00		0.49		0.05		0.12	83.0	1.24

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Expenses do not include acquired fund fees and expenses of the Underlying Funds.
[4]	Not annualized.
[5]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[6]	Annualized.
[7]	Interest expense rounds to less than 0.01%.
[8]	Less than $0.01 per share.

14	See Notes to Financial Statements.

June 30, 2023	Baron WealthBuilder Fund

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you may incur ongoing expenses. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2023 and held for the six months ended June 30, 2023.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20231

	Actual Total Return	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	18.38%	$1,000.00	$1,183.80	[3]	0.30%[4]	$1.62
Baron WealthBuilder Fund — TA Shares	18.51%	$1,000.00	$1,185.10	[3]	0.05%[4]	$0.27
Baron WealthBuilder Fund — Institutional Shares	18.58%	$1,000.00	$1,185.80	[3]	0.05%[4]	$0.27

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20231

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.31	[3]	0.30%[4]	$1.51
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.55	[3]	0.05%[4]	$0.25
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.55	[3]	0.05%[4]	$0.25

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after expense reimbursement and would have been lower if a portion of the expenses had not been reimbursed.
[4]	Annualized expense ratios are adjusted to reflect expense reimbursement and do not include acquired fund fees and expenses of the Underlying Funds.

15

Baron WealthBuilder Fund	June 30, 2023

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 16, 2023 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for Baron WealthBuilder Fund (the “Fund”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreement for the Fund. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board.. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreement for the Fund for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees considered the information provided, including, for many, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had previously considered in connection with approving the investment advisory agreement for the Fund and those of the underlying Baron funds in which it invests and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Fund and the support services provided to the Board;

•	The Adviser’s investment principles and processes and the historical performance of the Fund as compared to similar funds managed by other advisers over comparable periods;

•

The total expense ratio of the Fund and comparisons to similar funds managed by other advisers over comparable periods. They observed that the net operating expenses paid by the Fund (total expense ratio) were within the range of those of the funds in its peer group; and

•	Additional services provided by the Adviser.

No advisory fee is payable by the Fund to the Adviser, although the Fund bears indirectly its pro rata share of the expenses of the underlying Baron funds in which it invests, including advisory fees payable by such underlying Baron funds to the Adviser.

The Board concluded that the nature, extent and quality of the services the Adviser provides to the Fund supported approval of the investment advisory agreement for the Fund.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

As part of its consideration of the investment performance of the Fund and the Adviser, the Board took into account the analyses performed by representatives of Broadridge. The Board considered, among other information, Broadridge’s comparison of the expense ratio with those of peer group funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of the Fund’s annualized total return and related risk metrics over one- and three-year periods against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that the Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

Since the Fund does not pay advisory fees, the Board did not consider any comparisons to the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to any other funds or separately managed accounts. The Board was provided with a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows. However, since the Fund does not pay an advisory fee the Board did not consider the profitability analysis material to its considerations.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Fund.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund does not pay an advisory fee, the Board did not consider potential economies of scale. The Board did consider that the Adviser was continuing to grow and upgrade its staff and invest in its business.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of the Fund’s investment advisory agreement.

16

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, baronfunds.com or by calling 1-800-99BARON.

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212-583-2000

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SEMIWEALTH 06/30/2023

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2(a) under the 1940 Act.

(b)	Certification of each of the principal executive officers and principal financial officers of the Registrant as required by the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 31, 2023

By:	/s/ Peggy Wong
Peggy Wong
Chief Financial Officer

Date: August 31, 2023